UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4279

Securian Funds Trust

(Exact name of registrant as specified in charter)

400 Robert Street North

St. Paul, Minnesota 55101-2098

(Address of principal executive offices) (Zip code)

Paul J. Thibodeaux, Esq.

400 Robert Street North

St. Paul, Minnesota 55101-2098

(Name and address of agent for service)

Registrant's telephone number, including area code:

(651) 665-3500

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS.

Filed herewith.

SECURIAN FUNDS TRUST

Offered in Minnesota Life
Insurance Company and
Securian Life Insurance
Company variable products

Annual report

December 31, 2022

SFT Balanced Stabilization Fund

SFT Core Bond Fund

SFT Delaware IvySM Growth Fund

SFT Delaware IvySM Small Cap Growth Fund

SFT Equity Stabilization Fund

SFT Government Money Market Fund

SFT Index 400 Mid-Cap Fund

SFT Index 500 Fund

SFT International Bond Fund

SFT Real Estate Securities Fund

SFT T. Rowe Price Value Fund

SFT Wellington Core Equity Fund

Letter from the President

Last year's market performance was one for the record books, but not in a positive way. While fourth quarter returns were generally upbeat, they were not enough to offset the significant losses occurring earlier in the year. Indeed, both equity and fixed income markets recorded sizable losses for the year, a most uncommon outcome.

A driving force in this market weakness was the Federal Reserve's attempt to slow inflation by raising short term interest rates, moving up the target Federal Funds rate to over 4 percent from near zero the year before. The last time rates had risen that aggressively was over forty years ago. Inflation appears to have peaked at 9.1 percent in June, but it still remains at unacceptable levels, so further Federal Reserve tightening is likely.

In 2023, optimistic corporate earnings expectations, continued geopolitical tensions and an inflation-fighting Federal Reserve will likely fuel continued volatility. For now however, the employment picture is strong, and services spending has been enough to offset weakness in manufacturing. But with so much ambiguity in the market, a recession—and higher unemployment—seem to be the base case for many market forecasters. Bond investors appear to be pricing Treasuries to reflect recession concerns, but corporate earnings estimates, and corporate bond spreads don't reflect a downturn. It appears that many risk assets still are not incorporating a generous margin of safety, therefore a level of caution is warranted.

As always, we believe the best investment tactic is to position for the long-term and use diversification to reduce risk of a downside surprise.

Sincerely,

David Kuplic
President, Securian Funds Trust

SFT Balanced Stabilization Fund

Jeremy Gogos, Ph.D., CFA, Merlin Erickson Portfolio Managers
Securian Asset Management

Fund Objective

The SFT Balanced Stabilization Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500® Index and 40 percent Bloomberg U.S. Aggregate Bond Index (collectively, the "Blended Benchmark Index"). The SFT Balanced Stabilization Fund invests primarily in Class 1 shares of the SFT Index 500 Fund for equity exposure, in a basket of fixed income securities for fixed income exposure and certain derivative instruments. The Fund is subject to risks associated with such investments as described in detail in the Fund's prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

Performance Update

The Fund generated a total net return of -12.62 percent over the 12 months ending December 31, 2022, outperforming the Blended Benchmark Index which returned -15.79 percent over the same period.

What influenced the Fund's return during the past 12 months?

Equity volatility is what guides the asset allocation of the Fund's strategy. When equity volatility is low, the equity exposure of this strategy will be high. Conversely, when equity volatility is high, the equity exposure of this strategy will be low.

In 2022, markets saw some of the worst risk asset performance in recent memory; essentially every major asset class delivered deeply negative performance. For example, for 2022, the S&P 500® returned -18.11 percent for 2022, and the Bloomberg US Credit Index returned -15.76 percent. Commodities were a lone bright spot in an otherwise challenging year, as the Bloomberg Commodity Index closed out 2022 up 13.75 percent.

In our view, the primary driver of 2022's awful risk asset performance was the monetary policy tightening happening in concert around the globe. We will further discuss this topic shortly. For now, suffice to say that we view the 2022 S&P 500® return of -18.11 percent, and realized volatility of 24.17 percent—an 85th percentile value—as direct consequences of the aggressive monetary tightening the Federal Reserve (the "Fed") pursued in response to the severe inflation backdrop of late 2021 and early 2022.

Elevated volatility wasn't confined to equity. Rates and spreads also saw outsized moves through all of 2022. The 10-year U.S. Treasury yield, investment grade spreads, and high yield spreads all saw volatility in 2022 that ranked in the 82nd to 83rd percentile historically.

Realized 20-day S&P 500® volatility saw a minimum of 13.29 percent, and a maximum of 34.87 percent, over the course of the year. Given this rather elevated volatility, the Fund equity exposure ranged from a minimum of 27.01 percent to a maximum of 50.25 percent, and averaged 36.10 percent for the year. This equity underweight was the primary reason the Fund outperformed its benchmark in 2022.

In absolute terms, the Fund's fixed income holdings modestly outperformed the benchmark's fixed income portion; they saw absolute returns of -12.69 percent and -13.07 percent, respectively. We continued to maintain an overall fixed income underweight relative to the benchmark for essentially all of 2022, and so the overall contributions to return for the Fund and benchmark fixed income were -4.10 percent and -5.19 percent, respectively.

What other market conditions or events influenced the Fund's performance during the past 12 months?

In 2022, markets saw the correlation between the S&P 500® and the 10-Year U.S. Treasury go deeply negative again. As we have highlighted previously, the idea of fixed income being a portfolio bulwark against equity losses relies on this correlation being positive. That is, as equity prices decrease, bond yields also decrease and, by extension, bond prices rise, offsetting the equity decline. The prevailing inflation backdrop through all of 2022, and the market expectations for central bank action that that backdrop created, caused equity and fixed income assets to move in tandem for most of 2022. As a result, the canonical 60/40 portfolio saw its second-worst year ever in the available daily history of the S&P 500® Total Return and Bloomberg U.S. Aggregate Bond indexes (1989-present), sorted by worst percent return. For reference, 2008 saw a -20.91 percent return on the same portfolio.

The "growth over value" trade also largely unwound over the course of 2022. The high-flying tech-focused names that powered the absurd COVID-19 equity rally of 2020-2021, and which ended up accounting for a wildly outsized portion of the S&P 500® market capitalization, saw extreme pullbacks in 2022. For example, Meta lost -64.22 percent, Tesla lost -65.03 percent, and Amazon lost -49.62 percent.

In short, 2022 exemplified the type of market regime we have repeatedly cautioned against, namely one in which investors need portfolio protection approaches beyond a fixed income allocation to mitigate losses.

What strategies and techniques did you employ that specifically affected Fund performance?

Throughout the year, the Fund held a core long position in cash equity that tracks the S&P 500®. In addition, the Fund had short positions in S&P 500® futures, long and short S&P 500® put options, long and short Chicago Board Options Exchange (CBOE) Volatility Index (VIX) call options, and long and short VIX put options. These derivative positions were held either as expressions of the target equity allocation of the Fund given prevailing volatility, or as supplemental hedges for managing the Fund's risk.

What will affect the Fund going forward?

By multiple measures, inflation continued to be a serious economic and political problem through all of 2022. Consumer Price Index (CPI) peaked at 9.1 percent year-over-year on June 30, 2022, and Personal Consumption Expenditures (PCE) printed a 5.20 percent year-over-year change on September 30, 2022. While these inflation metrics, along with market inflation expectations, have been on a downward trajectory to close out the year, every inflation metric is still well above the Fed's stated 2.0 percent target. As a result, 2022 saw the Fed embark on a very aggressive monetary tightening campaign. Its policy rate was at zero to begin 2022; it ended 2022 at 4.25 percent. The Fed Funds rate hasn't increased by more than 4 percent in a one-year period since 1981, when the Fed was contending with inflation of nearly 15 percent year-over-year, and its policy rate was north of 10 percent.

For numerous years, we have been bearish on equities. We viewed easy monetary policy as having distorted valuations across multiple asset classes, and we felt that investors were often foolheartedly latching onto growth narratives to rationalize buying indefensibly overpriced stock. Perhaps ironically, in a year where we view a recession as likely, we are more bullish on equity than we have been for quite some time.

First, let us address the notion of a potential recession. The 10-year to 3-month yield curve was inverted from November 8, 2022 through year-end, and hit a minimum of -85 basis points on December 7, 2022. As many market commentators note, this yield curve anomaly highlights overly aggressive monetary policy moves, and it has happened leading up to every recession in modern history. Based on this data point alone, we would expect a recession within the next 12-24 months. Further, it is worth reiterating that gross domestic product (GDP) printed negative growth in Q1 and Q2 of 2022.

We think signals from the consumer sector also suggest a slowing economy. Consumers have been saving a smaller fraction of their disposable income than ever, and credit card utilization has now reached pre-pandemic levels. Both trajectories are unsustainable. We interpret both of these data points as suggesting a material decrease in consumer demand as 2023 unfolds. When you combine these consumer metrics with rates market data that suggests the Fed has hiked its policy rate to an unsustainable level, we see a 2023 recession as a strong possibility.

Perhaps ironically, we view the somewhat grim macroeconomic picture as a potential tailwind for equities. Recent equity market responses to "easier" monetary policy suggest that any pivot in Fed policy will be enthusiastically received by risk markets. Further, in the asset rout of 2022, fundamental equity valuation metrics have reverted to more reasonable levels.

We also view recent geopolitical developments as supportive of a bullish equity view. First, while the response of Western nations has not been perfectly harmonious, our European allies have largely found ways to survive without Russian natural gas, and the Ukrainian resistance has proved a very formidable adversary for Russia's bumbling invasion force. As such, the potential impacts of Russian natural gas and oil supply shortages likely have fewer global economic knock-on effects than originally anticipated. Another key geopolitical development in late 2022 is that China abandoned its zero-COVID policy. The implementation of this policy change is taking an enormous human toll on the Chinese population, and we do not want to marginalize that tragedy. But, if we endeavor to keep our focus on economic issues, we anticipate that supply chain disruption will decrease materially once China's working population weathers this current COVID-19 wave that their government left them woefully unprepared for.

To summarize, we anticipate that the Fed is very close to the end of its tightening campaign. By extension, we think volatility will come down modestly from 2022 levels as 2023 unfolds. And, perhaps most importantly, we anticipate that a 2023 recession will give the Fed the justification it needs to pivot to monetary easing. Should this pivot come to pass, we think a broad risk asset rally is likely.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocation of the Fund. We will increase equity exposure if we believe volatility will decrease, and decrease equity exposure if we believe volatility will increase. Given our more bullish view of equity returns for the near future, we will maintain the Fund's equity exposure toward the upper end of its allowed range while keeping downside hedge positions in place.

Ten Largest Holdings^

Security description	Market value	% of net assets
iShares Core S&P 500 ETF	$40,511,102	6.5%
U.S. Treasury Note 1.000%, 12/15/24	14,509,453	2.3%
SPDR S&P 500 ETF Trust	13,832,493	2.2%
U.S. Treasury Note 3.875%, 12/31/27	9,312,015	1.5%
Vanguard S&P 500 ETF	7,088,284	1.1%
U.S. Treasury Bond 4.000%, 11/15/42	5,452,234	0.9%
CenterPoint Energy Houston Electric LLC, Series AJ 4.850%, 10/01/52	2,979,109	0.5%
Intercontinental Exchange, Inc. 4.350%, 06/15/29	2,907,195	0.5%
M&T Bank Corp. 4.553%, 08/16/28	2,903,016	0.5%
KeyBank NA 4.390%, 12/14/27	2,890,011	0.4%
	$102,384,912	16.4%

^Does not include short-term investments or investments in Class 1 shares of the SFT Index 500 Fund, an affiliated Fund in Securian Funds Trust, which provides the SFT Balanced Stabilization Fund with its primary equity exposure.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of fixed income investments)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Balanced Stabilization Fund,
the Blended Benchmark Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Balanced Stabilization Fund's shares total return compared to its Blended Benchmark Index, comprised of 60 percent of the S&P 500® Index and 40 percent of the Bloomberg U.S. Aggregate Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2013 through December 31, 2022, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Securian Asset Management, Inc. ("Securian AM") and Securian Funds Trust, on behalf of the SFT Balanced Stabilization Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2021. The Expense Limitation Agreement was terminated on May 1, 2021. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500® Index and 40 percent of the Bloomberg U.S. Aggregate Bond Index.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Bloomberg U.S. Aggregate Bond Index is an unmanaged benchmark composite representing the average market-weighted performance of U.S. Treasury and agency securities, investment grade corporate bonds and mortgage-backed securities with maturities greater than one year.

SFT Core Bond Fund

Stephen M. Kane, CFA, Laird R. Landmann, Bryan T. Whalen, CFA
Portfolio Managers
TCW

Fund Objective

The SFT Core Bond Fund seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The SFT Core Bond Fund invests in long-term, fixed income, high quality debt instruments. The investment adviser for the Fund is Securian Asset Management, Inc. Metropolitan West Asset Management, LLC ("Met West") serves as the investment sub-adviser to the Fund and provides investment advice under a sub-advisory agreement. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the SFT Core Bond Fund may fluctuate in response to changes in interest rates and is not guaranteed.

Performance Update

The Fund's Class 2 shares generated a total net return of -14.17 percent over the 12 months ending December 31, 2022, underperforming the Bloomberg U.S. Aggregate Bond Index which returned -13.01 percent over the same period.

What influenced the Fund's return during the past 12 months?

While the challenging effects from the Federal Open Market Committee's shift in policy—from near-zero interest rates to one of the most aggressive hiking cycles in decades—was felt throughout nearly all segments of the market, perhaps no sector bore the brunt of this regime change more than residential Mortgage-Backed Securities ("MBS"). The mortgage market, spurred by pandemic-era stimulus and the Federal Reserve's (the "Fed") sizeable footprint in the agency MBS space, saw record low mortgage rates throughout 2020 and 2021, setting the stage for the downward repricing of the sector in 2022 as the surge in U.S. Treasury rates quickly moved a large segment of the mortgage universe "out of the money" (i.e., no incentive to refinance). As a result, durations extended across the coupon stack as prepayment expectations essentially fell to zero, and, when coupled with elevated volatility, increased hedging costs and heightened selling in the sector to meet outflows, the agency MBS sector posted the worst year of total returns on record, negatively impacting the Fund's sizeable allocation to the space. Similarly, spreads widened across non-agency backed issues amid broader macro uncertainty and elevated rate environment, resulting in falling prices across the sector and a headwind for performance.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Much as any year brings its share of the unexpected, possibly the biggest surprise of 2022 was the Fed finding a long-lost resolve in the face of a capital markets-wide selloff precipitated by a rooted and flowered inflation, germinated in the pandemic (and seeded decades prior). As for the markets, the tumult of the year would be hard to overstate. Pricing weakness was felt across asset classes with broad stock and bond measures dropping more than 15 percent, a first for the record books and a nemesis to diversification. Compounding the deleterious effect of one of the most hawkish and synchronized central bank tightening campaigns in history, low bond yields and relatively lofty stock valuations to start the year set the stage for such disappointing results. What periodic relief there was in 2022 manifested itself as a pattern of sporadic bear market rallies and a near obsession with the word "pivot", though optimism proved unsustainable. "Pivot" now follows "transitory" in the Fed lexicon...will it too be forgotten as Chair Powell stays a steady course?

Although late to take action to combat inflation, the Fed initiated its aggressive tightening measures in March to eventually get through four consecutive 75 basis point (bps) increases to the Fed Funds rate, followed by an additional 50 bps bump in December, bringing the target range to 4.25 percent to 4.50 percent by the end of the year. Resilient labor markets—sub 4 percent unemployment—provide continuing cover for an expected 50 bps of further tightening early in 2023 and peak short rates near 5 percent. Fed action has historically worked with a lag, though the first effects of slowing economic activity thus far have already shown up in the interest-rate sensitive housing market. Existing home sales fell for ten consecutive months in 2022, and are now down over 35 percent on a year-over-year basis as mortgage rates rose off historically low levels and affordability sharply deteriorated for new homebuyers on the higher financing costs and still high prices, at least for now.

Finding 4 percent for the first time since 2010 in early October and reaching a high of 4.24 percent later in the month, the 10-Year yield stabilized somewhat lower to close 2022 at 3.89 percent, though still nearly 240 bps above where it started the year. Fixed income remediated into the fourth quarter on reduced rate volatility, with the Bloomberg U.S. Aggregate Index actually gaining 1.9 percent, but year-to-date losses were too steep to overcome, falling a crushing 13 percent. Credit markets lagged in 2022 as spreads widened in both the investment grade and high yield markets. Despite widening, investment grade spreads around 130 bps are still moderately tighter than their long-term averages and substantially narrower than they have been in recessions, suggesting there is room for them to widen further in 2023 if the economy endures a more significant downturn. For leveraged finance, despite a 4Q rally of 4.2 percent, high yield bonds were down 11.2 percent for the year and the amount of distressed debt in the U.S. alone jumped more than 300 percent in 12 months.

Even more affected than the corporate market, agency MBS spreads reached levels similar to where they were in 2008, and delivered an 11.8 percent loss for 2022 despite clawing back 2.1 percent in the fourth quarter. Similarly, non-agency MBS spreads reflected weaker economic expectations than those priced by credit markets, resulting in deeply negative year-to-date returns (though better than the agency MBS market). Meanwhile, commercial real estate remains vulnerable as the work from home dynamic has weighed on office properties, adding to stress in brick-and-mortar retailers and translating to lagging results and an increasing percentage of Commercial Mortgage-Backed Securities ("CMBS") collateral loans going to special servicing. Both agency and non-agency CMBS tumbled approximately 11 percent on the year, with the agency market dragged down mostly on duration while non-agency CMBS experienced more pronounced spread widening. On the Asset-Backed Securities ("ABS") front, early signs of stress are emerging despite a modest current annual loss of 4.3 percent, with delinquencies and writeoffs picking up, especially among the highest risk borrowers.

What strategies and techniques did you employ that specifically affected Fund performance?

Though repositioning into weakness generally produces challenges to immediate performance, improved valuations resulting from spread widening and increased volatility provided attractive opportunities to add exposure to high-quality corporate sectors and issuers, especially more defensive sectors that traditionally withstand prolonged bouts of volatility. As such, positions were added among consumer non-cyclicals, communications, and banking within financials. The resultant overweight to non-cyclicals contributed positively to relative performance as the sector outpaced the broader Index, though communications and financials lagged. Banking was among the largest additions to the corporate basis during the year given strong balance sheets and well-regulated emphasis of liquidity and capital across the sector, though the liquidity needs for many banks led to programmatic issuance and a concomitant widening of spreads past the rest of the investment grade corporate universe. Consistent with the team's relative value discipline, exposure was added to the sector in a disciplined, dollar-cost averaging manner on these increased spread levels.

Similarly, wide spreads and discount dollar pricing provided opportunity to increase the Fund's allocation to residential MBS, which weighed on returns given the significant underperformance of both agency and non-agency backed issues. The immediate performance drag notwithstanding, the team remains constructive on both the relative value and outlook for the sector. Agency MBS, largely "priced to worst" amid fully extended durations, presents upside optionality should rate volatility level off or drop in the coming year, while the relatively high liquidity and government guarantee further underpin constructive sentiment. Among non-agency deals, despite current low prices, collateral backing the deals benefits from record levels of home price appreciation, decreasing loan to value ratios, improved lending standards, and structural supply and demand imbalances, all of which should help to cushion the sector, even in a recessionary environment.

What will affect the Fund going forward?

The path towards economic stability will be challenging as uncertainty over the trajectory of monetary policy, inflation, and geopolitical tensions renders the market susceptible to continued volatility. Without question, the effects of higher rates and tighter financial conditions will continue to be felt into 2023, with a recession the most likely outcome. However, unlike the last two recessions, we believe this one is not likely to be crisis-driven (i.e., subprime meltdown or pandemic), but rather by the Fed, suggesting a different look than recent versions. As such, the team's approach is to remain disciplined and opportunistic. Specific to the inflation picture in the U.S., prices appear to have peaked, with expectations for further deceleration as economic activity slows. As a corollary to that, it is anticipated that the yield curve will steepen significantly, with the two-year rate dropping quickly to reflect an easing Fed (by year-end 2022, the curve has steepened more than 30 bps from the cycle low). Positioning reflects this, under a belief that disciplined active managers will be well-situated to take advantage of market volatility and thus set the stage for strong prospective returns.

With the bellwether Treasury yield above the team's estimate of sustainable levels, the duration of the strategy was extended throughout 2022 to approximately 0.5 years long versus the Index. On sector positioning, allocations dictate caution given that corporate spread levels remain insufficient. As such, the strategy emphasizes more resilient sectors and issues subject to less would-be volatility, with the expectation that as recession unfolds, the non-linear move in spreads will allow for de-risking as valuations improve, while maintaining room to increase exposure during larger corrections. Unlike credit markets, both agency and non-agency MBS prices reflect economic pressure, and represent what we view as attractive value at this point. Expectations are that agency MBS could be used as buy liquidity for other opportunities in market volatility. As for non-agency holdings, especially long-seasoned legacy issues, these continue to exhibit good collateral performance, i.e., low delinquencies and improving loan-to-value ratios, though some volatility is possible, particularly if unemployment rises. The team remains selective in these sectors and, similar to credit, will look to reduce higher quality holdings, using proceeds to migrate down the quality spectrum as valuations cheapen to improve the return outlook. Finally, exposure to other securitized issues is higher quality, particularly in the CMBS market, which faces stress in 2023 as rising delinquencies ultimately filter through to defaults and losses. ABS at the top of the capital structure provides what we believe to be fair compensation given robust structures, with an ongoing focus on off-the-run sectors that offer more attractive yields than more traditional credit cards and auto receivables.

Ten Largest Holdings^

Security description	Market value	% of net assets
U.S. Treasury Bond 2.000%, 11/15/41	$34,735,371	7.9%
Federal National Mortgage Association 2.500%, 12/25/51, TBA	25,285,488	5.8%
Federal National Mortgage Association 5.000%, 01/12/53, TBA	21,151,711	4.8%
Federal National Mortgage Association 2.000%, 01/12/53, TBA	16,481,938	3.8%
Federal National Mortgage Association 3.000%, 02/25/52, TBA	15,498,984	3.5%
U.S. Treasury Bond 4.000%, 11/15/52	15,343,659	3.5%
U.S. Treasury Note 3.750%, 12/31/27	9,122,788	2.1%
Federal National Mortgage Association 2.000%, 11/01/51	8,401,492	1.9%
Federal National Mortgage Association 4.500%, 01/12/53, TBA	6,296,625	1.4%
U.S. Treasury Note 3.875%, 11/30/27	5,920,849	1.3%
	$158,238,905	36.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of investments)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Core Bond Fund,
Bloomberg U.S. Aggregate Bond Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Core Bond Fund's Class 2 shares total return compared to the Bloomberg U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2012 through December 31, 2022, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

SFT Delaware IvySM Growth Fund

Bradley M. Klapmeyer, CFA, Brad Angermeier, CFA Portfolio Managers
Delaware Investments Fund Advisers

Fund Objective

The SFT Delaware IvySM Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization companies. The investment adviser for the Fund is Securian Asset Management, Inc. Delaware Investments Fund Advisers serves as investment sub-adviser to the Fund and provides investment advice under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for large cap stocks or in the equity markets generally.

Performance Update

The Fund generated a total net return of -27.15 percent over the 12 months ending December 31, 2022, outperforming the Russell 1000 Growth® Index which returned -29.14 percent over the same period.

What influenced the Fund's return during the past 12 months?

After solid gains of 38.5 percent and 27.6 percent respectively for 2020 and 2021, the Russell 1000 Growth® Index posted a sizeable drawdown of 29.1 percent for calendar year 2022. Despite this decline, it is important to keep things in perspective. Excluding a slight drop of 1.5 percent in 2018, this marks the first year of a significant negative return for the Fund's benchmark since the recession of 2008-2009.

While value styles shined during 2022, there were also moments of clarity wherein investors were drawn back to business quality—profitability, cash flow, and competitive advantage—as a necessary consideration. The market's hunt for the next "thematic" trade, whether that be a peak interest rates, lower inflation, or a Federal Reserve (the "Fed") policy pivot, was not a sustainable and repeatable investment strategy. It is not surprising that in a period when the relative growth of many "hyper-growth" companies disappointed, investors returned to a theme with lasting power—business quality.

What other market conditions or events influenced the Fund's performance during the past 12 months?

There were some key events that occurred in 2022 that will shape the outlook for the coming year. Particularly notable was the aggressive increase of interest rates by the Fed. The Fed raised rates 4.25 percent, starting at near zero in March 2022 and ending the year at 4.375 percent. Additionally, starting in June 2022 the Fed initiated quantitative tightening by reducing its balance sheet by $80 to $90 billion per month. The inversion of the yield curve provided support for those arguing a recession is on the horizon.

This aggressive policy response was necessary as inflation hit a four-decade high. While a portion of the sharp move higher in inflation was attributable to unique circumstances associated with the pandemic, such as supply disruptions and continued China COVID-19 lockdowns, the services component continued to remain elevated. Exiting the year, the Fed made it clear that it wants to address the "stable prices" portion of its dual mandate and that it, too, believes some amount of economic pain is required to get there.

Labor markets remained strong throughout the year. The unemployment rate remained at a 50-year low despite the Fed's tightening and clear signals of economic slowing. One clear signal of slowing was the move lower in manufacturing data with headline data hovering around contraction territory. Housing data weakened as activity was directly affected by the higher rates, which more than doubled from their lows, cratering affordability. The ripple effects from a slowdown in housing can easily turn into waves given its importance to the overall economy.

What strategies and techniques did you employ that specifically affected Fund performance?

From a sector perspective, strong stock selection in the consumer discretionary, information technology (IT) and communication services sectors were the largest contributors to the Fund's outperformance. Stock selection in the industrials and financials sectors, along with underweight positions in the energy and healthcare sectors, were the largest detractors to the Fund's performance.

The consumer discretionary sector was the largest contributor to the Fund's outperformance. Lack of exposure to Tesla Inc., accounted for most of the Fund's consumer discretionary contribution. We remain convicted in our view that economics in the auto industry will be competed away over time and Tesla is overpriced relative to its realizable future earnings. Additional positive contributors, but of lesser magnitude, included LVMH Moet Hennessy Louis Vuitton SE Unsponsored ADR and Ferrari NV.

Positive relative performance in the IT sector was helped by outperformance from the Funds overweight positions in Motorola Solutions Inc., Visa Inc., and VeriSign Inc. Each of these names provide critical components or services to their customers such that their businesses should be able to outperform in periods of economic weakness. These positive contributions were able to overwhelm negative stock contributions from PayPal Holdings Inc., Salesforce Inc., and NVIDIA Corp.

Within communications services sector, relative outperformance was driven by Electronic Arts Inc. Despite benefiting from the pandemic, Electronic Arts has been able to sustain growth due to subscription-like video game franchises. Lack of exposure to Netflix, Inc. and an underweight exposure to Meta Platforms, Inc. also drove the Fund's outperformance.

The relative underperformance within the industrials sector was driven by weakness in TransUnion and Stanley, Black & Decker Inc., along with a lack of exposure to a machinery stocks. TransUnion's weakness was related to the company's exposure to both mortgage activity and to fintech health. Stanley, Black & Decker struggled to forecast end-market demand and was also hit with input prices. Machinery stocks, such a Caterpillar Inc. (not owned), saw strong relative performance as investors favored relative value. Notable positive offsets to this industrials' headwind were relative strength from the Fund's overweight positions in CoStar Group Inc. and J.B. Hunt Transport Services Inc.

The energy sector was a negative contributor during the year as the Fund lacked exposure. Energy was driven by rising commodity prices related to unfortunate geopolitical events. We remain comfortable with our lack of exposure to these transitory trends.

What will affect the Fund going forward?

We are full of optimism that the current environment, while volatile, is extremely ripe for active stock picking to generate significant value. It is unlikely that we will return to a zero-rate environment and with that regime change comes a different set of standards. Higher valuation levels and access to capital will have to be earned through consistent growth, strong cash generation, strong profitability, and disciplined capital management. The days of free money and an "everyone wins" mentality is likely behind us.

We believe this regime change will highlight the importance of high-quality stock selection and the minimization, through a disciplined process, of behavioral mistakes. The likelihood of false positives, or mistakes, has already dramatically increased in the post-pandemic reopening euphoria and we believe this will likely continue to increase over the coming years. The tendency to favor growth as a way to validate quality will be exposed as a poor investment strategy resulting in a high degree of what we call "growth flame-outs" that can be associated with material disappointment.

Inflationary pressures are cooling, but they may prove to be more resilient. This is important because the persistence of inflation could keep the Fed involved longer, which we believe has negative ramifications on economic activity both for 2023 and likely for 2024. Risk assets (cyclicals and high growth) will periodically react positively to the concept of a "Fed Pivot" wherein the central bank would slow or pause its rate hikes, thereby creating a bullish narrative. We believe these "risk-on" events will be difficult to sustain until expectations are reset materially lower and overly optimistic outlooks are extinguished.

Investors should favor these high-quality stocks through cycles, and especially in periods of downside volatility, as we believe quality-first investing is a superior long-term strategy for durable compounding. If downside volatility does not surface, we believe our portfolio of high-quality growth stocks will likewise shine as their "growthy" attributes will prove to be more sustainable, remain underappreciated and allow for strong upside participation.

Our conviction is high as we believe business quality is more persistent than growth, and through-the-cycle outperformance can be achieved through a disciplined stock selection process that prioritizes high-quality business models first and growth second.

Ten Largest Holdings^

Security description	Market value	% of net assets
Microsoft Corp.	$59,118,508	12.4%
Apple, Inc.	37,856,924	7.9%
Visa, Inc. Class A	28,353,423	5.9%
Alphabet, Inc. Class A	24,128,611	5.0%
Motorola Solutions, Inc.	23,366,050	4.9%
VeriSign, Inc.	22,922,584	4.8%
Amazon.com, Inc.	22,425,060	4.7%
UnitedHealth Group, Inc.	20,417,232	4.3%
CoStar Group, Inc.	20,280,745	4.2%
Coca-Cola Co.	16,081,499	3.4%
	$274,950,636	57.5%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Delaware IvySM Growth Fund,
the Russell 1000 Growth® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Delaware IvySM Growth Fund's shares total return compared to the Russell 1000 Growth® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2022, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 1000 Growth® Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

'Ivy' is the registered service mark of Ivy Distributors, Inc., an affiliate of the Delaware Investments Fund Advisers, the Fund's sub-adviser.

SFT Delaware IvySM Small Cap Growth Fund

Timothy J. Miller, CFA, Kenneth G. McQuade, CFA Portfolio Managers
Delaware Investments Fund Advisers

Fund Objective

The SFT Delaware IvySM Small Cap Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by small capitalization companies. The investment adviser for the Fund is Securian Asset Management, Inc. Delaware Investments Fund Advisers serves as investment sub-adviser to the Fund and provides investment advice under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for small cap stocks or in the equity markets generally.

Performance Update

The Fund generated a total net return of -26.87 percent over the 12 months ending December 31, 2022, underperforming the Russell 2000 Growth® Index which returned -26.36 percent over the same period.

What influenced the Fund's return during the past 12 months?

For small-cap growth stocks, 2022 was the third-worst year of the past 25, eclipsed only by the global financial crisis of 2008-2009 and the 2002 "tech bubble." The double-whammy of rising interest rates, which hurt valuations, and the lingering pandemic-induced economic disruption, which dampened earnings estimates, was largely responsible. The 10-year Treasury yield, which had been in a downtrend since 2008, bottomed near zero and remained there for almost a year following the onset of the pandemic. In 2021, growth stocks thrived as the economy responded to significant fiscal and monetary stimulus. Earnings growth surged for most major sectors of the market. But that surprisingly strong growth led to significant shortages and supply-chain disruptions that fueled inflation and led to the conditions that stifled equity markets in 2022.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Small-cap growth stocks had been a major beneficiary of the low interest rate, healthy economic environment and were thus vulnerable to rising rates. During 2022, the 10-year Treasury yield rose from 1.5 percent to 3.9 percent and the yield curve inverted midway through the year. High yield spreads rose more than 250 basis points by midyear signaling increased concern about a potential recession (a basis point equals one-hundredth of a percentage point). The combination crushed small-cap growth stocks by the end of the second quarter. A brief attempt at a late summer rally was thwarted over the balance of the year. The Russell 2000® Growth Index declined more than 26 percent for the year and lagged the Russell 2000® Value Index, which declined 16 percent. High-valuation, non-earning growth stocks were punished the most during the year. Energy was the only sector to generate a positive return. The worst-performing sectors were communication services, consumer discretionary, real estate, and information technology (IT).

What strategies and techniques did you employ that specifically affected Fund performance?

Throughout the fiscal year, the Fund consistently maintained its strategy of diversifying across sectors while emphasizing quality growth companies. The Fund performed ahead of the benchmark for most of the year before it succumbed to the relentless pressure on growth stocks. Those stocks that had outperformed most during the year were the last targets of the selloff. Energy stocks were a prime example. Although energy companies dramatically outperformed for the first 10 months of the year, beginning in mid-November, energy stocks sold off significantly in spite of a fundamental outlook that remains healthy. BJ's Wholesale Club Holdings Inc. was another example. A large position in the Fund, BJ's had been a strong performer throughout the year but fell under the pressure of the market selloff—again, despite consistently good sales and earnings results. The Fund's attribution for the year shows that stock selection contributed positively in all sectors of the Fund except healthcare.

Sector allocation, or weighting, detracted in the IT sector, which was consistently overweight the benchmark during the fiscal period. The Fund's small underweight in the energy sector also detracted. The benchmark energy sector was up 41.9 percent for the year while the Fund gained 39.4 percent. A weighting of one percentage point below the benchmark was to blame.

The Fund's allocation to the healthcare sector detracted, primarily the result of poor stock selection. Several holdings that previously were strong performers drastically reversed course due to high valuations, underwhelming profitability, weakness in procedure volumes, and disappointing sales as potential customers were constrained by rising prices. The overall healthcare sector underperformed the broader index, a departure from typical down years. More specifically, small-cap healthcare did not perform like a defensive sector. The repercussions of COVID-19 on the healthcare system lasted well beyond expectations. Many companies with new products or services faced challenges getting in front of decision-makers, obtaining budget sign offs, or hiring personnel to accept, install, and implement new product platforms.

In many cases we felt the new product or service was superior and would gain traction in the marketplace, but that scenario was rarely realized. For example, Omnicell Inc. has a best-in-class solution for medication management that has successfully gained share in past years but hit a significant wall this period due to budget constraints and facilities' inability to implement new platforms while labor is scarce. As a result, previously consistent revenues and bookings dried up for several quarters and visibility was lost.

For the healthcare sector as a whole, we decided to maintain our positions in some companies where we felt sufficiently confident that competitive advantages remained compelling. In other instances, we exited our positions and moved on. We may renew those positions if and when sales visibility better matches our investment horizon. Through this environment, we maintained our long-term philosophy of owning names with novel offerings that make healthcare more efficient and value based.

The industrials sector contributed on both an absolute and relative basis during the period, benefiting from advantageous stock selection. Our neutral allocation also contributed slightly as the industrial sector outperformed the market as a whole. We had exposure to alternative energy, resource management, and electrification, which we think have plenty of demand and visibility going forward. Lesser exposure to housing-related names, such as building supplies, and areas only growing via cyclical inflation also aided performance. We maintained our process of searching for areas of the economy that have long-term growth potential rather than attempting to time cyclical stocks.

The consumer discretionary sector was the largest positive contributor for the year while the IT sector was a modest drag. Stock selection led the way in the consumer discretionary sector. Monarch Casino & Resort Inc., Texas Roadhouse Inc., and Visteon Corp. were all significant contributors. Other relative contributors (declining less than the Russell 2000 Growth® Index) included Churchill Downs Inc. and Marriott Vacations Worldwide Corp. Pent-up demand for experiences, both travel and dining, helped drive success for these companies.

The IT sector has historically been a large driver of outperformance for the Fund and we expect it will continue to be the most-favored sector from a fundamental growth perspective. That said, the sector corrected last year, reflecting the macro factors mentioned above. We reduced our large overweight versus the index throughout the year as we exited less-seasoned companies in favor of a higher quality, profitable group of stocks. The result was performance for the year that essentially matched the benchmark, with the drag from an overweight offset by modestly positive stock selection. The Fund also benefited from several take-outs as private equity firms took advantage of lower stock prices to make strategic acquisitions. Sailpoint Technologies Holdings Inc., ForgeRock Inc., and Switch Inc. were among the companies acquired.

What will affect the Fund going forward?

At the end of the Fund's fiscal year, we see no need to change its strategic positioning as we navigate through the headwind of interest rate hikes and their impact on the economy. Clearly a lot of damage has been done to small-cap stock valuations, obviating the need to be overly defensive. The Fund's emphasis on high-quality, sustainable-growth businesses across all major sectors of the market has worked well in the small-cap growth asset class and remains the focus of the Fund.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
BJ's Wholesale Club Holdings, Inc.	$3,992,756	2.8%
Allegro MicroSystems, Inc.	3,852,917	2.7%
Visteon Corp.	3,284,618	2.3%
Red Rock Resorts, Inc. Class A	3,243,291	2.3%
Marriott Vacations Worldwide Corp.	3,145,637	2.2%
Kinsale Capital Group, Inc.	2,988,912	2.1%
Cactus, Inc. Class A	2,977,503	2.1%
Paycor HCM, Inc.	2,829,270	2.0%
Inmode Ltd.	2,754,077	2.0%
Texas Roadhouse, Inc.	2,748,509	2.0%
	$31,817,490	22.5%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Delaware IvySM Small Cap Growth Fund,
the Russell 2000 Growth® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Delaware IvySM Small Cap Growth Fund's shares total return compared to the Russell 2000 Growth® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2022, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 2000 Growth® Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The index is broad-based, comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on total market capitalization.

'Ivy' is the registered service mark of Ivy Distributors, Inc., an affiliate of the Delaware Investments Fund Advisers, the Fund's sub-adviser.

SFT Equity Stabilization Fund

Jeremy Gogos, Ph.D., CFA, Merlin Erickson
Portfolio Managers
Securian Asset Management

Fund Objective

The SFT Equity Stabilization Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500® Low Volatility Index, 20 percent S&P 500® BMI International Developed Low Volatility Index and 20 percent Bloomberg U.S. 3-Month Treasury Bellwether Index (collectively, the "Blended Benchmark Index"). The SFT Equity Stabilization Fund invests at least 80 percent of its assets in equity securities. Equity securities include those that are equity based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund is subject to risks associated with such investments as described in detail in the Fund's prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

Performance Update

The Fund generated a total net return of -9.71 percent over the 12 months ending December 31, 2022, underperforming the Blended Benchmark Index which returned -4.59 percent over the same period.

What influenced the Fund's return during the past 12 months?

Equity volatility is what guides the asset allocation of the Fund's strategy. When equity volatility is low, the equity exposure of the Fund's strategy will be high. Conversely, when equity volatility is high, the equity exposure of the Fund's strategy will be low.

In 2022, the markets saw some of the worst risk asset performance in recent memory, and the losses were not concentrated in a single asset class; essentially every major asset class delivered deeply negative performance in 2022. For example, the S&P 500® returned -18.11 percent for 2022, and the Bloomberg US Credit Index returned -15.76 percent. Commodities were a lone bright spot in an otherwise challenging year, as the Bloomberg Commodity Index closed out 2022 up 13.75 percent.

In our view, the primary driver of 2022's awful risk asset performance was the monetary policy tightening happening in concert around the globe. We will further discuss this topic shortly. For now, suffice to say that we view the 2022 S&P 500® return of -18.11 percent, and realized volatility of 24.17 percent—an 85th percentile value—as direct consequences of the aggressive monetary tightening the Federal Reserve (the "Fed") pursued in response to the severe inflation backdrop of late 2021 and early 2022.

Elevated volatility wasn't confined to equity. Rates and spreads also saw outsized moves through all of 2022. The 10-year U.S. Treasury yield, investment grade spreads, and high yield spreads all saw volatility in 2022 that ranked in the 82nd to 83rd percentile historically.

Realized 20-day S&P 500® volatility saw a minimum of 13.29 percent, and a maximum of 34.87 percent, over the course of the year. Similarly, the Chicago Board Options Exchange (CBOE) Volatility Index (VIX) varied from a minimum of 16.60, to a maximum of 36.45, over the course of 2022. Its average value for the year was 25.62. Given this rather elevated volatility, the Fund equity exposure ranged from a minimum of 51.01 percent to a maximum of 92.92 percent, and averaged 70.78 percent for the year. This equity underweight was a key driver of performance for the Fund this past year. Style allocation within equity also drove performance through the Fund's low volatility and dividend-focused equity.

What other market conditions or events influenced the Fund's performance during the past 12 months?

In 2022, the markets saw the correlation between the S&P 500® and the 10-year U.S. Treasury go deeply negative again. This correlation closed out 2022 at -0.45. As we have highlighted previously, the idea of fixed income being a portfolio bulwark against equity losses relies on this correlation being positive. That is, as equity prices decrease, bond prices rise, offsetting the equity decline. The prevailing inflation backdrop through all of 2022, and the market expectations for central bank action that that backdrop created, caused equity and fixed income assts to move in tandem for most of 2022. Thus, the canonical 60/40 portfolio saw its second-worst year ever (-15.56 percent) in the available daily history of the S&P Total Return and Bloomberg Aggregate indexes. For reference, 2008 saw a -20.91 percent return on the same portfolio.

The "growth over value" trade largely unwound over the course of 2022. The high-flying tech-focused names that powered the absurd COVID-19 equity rally of 2020-2021, and which ended up accounting for a wildly outsized portion of the S&P 500® market capitalization, saw extreme pullbacks in 2022. For example, Meta lost -64.22 percent, Tesla lost -65.03 percent, and Amazon lost -49.62 percent.

In short, 2022 exemplified the type of market regime we have repeatedly cautioned against, namely one in which investors need portfolio protection approaches beyond a fixed income allocation to mitigate losses.

What strategies and techniques did you employ that specifically affected Fund performance?

Throughout the year, the Fund held a core long position in domestic and international minimum volatility and dividend-focused cash equity. In addition, the Fund had long and short positions in S&P 500® futures, long and short S&P 500® put options, long and short S&P 500® call options, long and short Chicago Board Options Exchange (CBOE) Volatility Index (VIX) call options, and long and short VIX put options. These derivative positions were held either as expressions of the target equity allocation of the Fund given prevailing volatility, or as supplemental hedges for managing the Fund's risk.

What will affect the Fund going forward?

By multiple measures, inflation continued to be a serious economic and political problem through all of 2022. Consumer Price Index (CPI) peaked at 9.1 percent year-over-year on June 30, 2022, and Personal Consumption Expenditures (PCE) printed a 5.20 percent year-over-year change on September 30, 2022. While these inflation metrics, along with market inflation expectations, have been on a downward trajectory to close out the year, every inflation metric is still well above the Fed's stated 2.0 percent target. As a result, the Fed hiked its policy rate from zero to begin 2022, to 4.25 percent at the end of the year. The Fed Funds rate hasn't increased by more than 4 percent in a one-year period since 1981, when the Fed was contending with inflation of nearly 15 percent year-over-year, and its policy rate was north of 10 percent.

For numerous years, we have been bearish on equities. We viewed easy monetary policy as having distorted valuations across multiple asset classes, and we felt that investors were often foolheartedly latching onto growth narratives to rationalize buying indefensibly overpriced stock. Perhaps ironically, in a year where we view a recession as likely, we are more bullish on equity than we have been for quite some time.

First, let us address the notion of a potential recession. The 10-year to 3-month yield curve was inverted from November 8, 2022 through year-end, and hit a minimum of -85 basis points on December 7, 2022. As many market commentators note, this yield curve anomaly highlights overly aggressive monetary policy moves, and it has happened leading up to every recession in modern history. Based on this data point alone, we would expect a recession within the next 12-24 months. Further, it is worth reiterating that gross domestic product (GDP) printed negative growth in Q1 and Q2 of 2022.

We think signals from the consumer sector also suggest a slowing economy. Consumers have been saving a smaller fraction of their disposable income than ever, and credit card utilization has now reached pre-pandemic levels. Both trajectories are unsustainable. We interpret both of these data points as suggesting a material decrease in consumer demand as 2023 unfolds. When you combine these consumer metrics with rates market data that suggests the Fed has hiked its policy rate to an unsustainable level, we see a 2023 recession as a strong possibility.

Perhaps ironically, we view the somewhat grim macroeconomic picture as a potential tailwind for equities. Recent equity market responses to "easier" monetary policy suggest that any pivot in Fed policy will be enthusiastically received by risk markets. Further, in the asset rout of 2022, fundamental equity valuation metrics have reverted to more reasonable levels.

We also view recent geopolitical developments as supportive of a bullish equity view. First, while the response of Western nations has not been perfectly harmonious, our European allies have largely found ways to survive without Russian natural gas, and the Ukrainian resistance has proved a very formidable adversary for Russia's bumbling invasion force. As such, the potential impacts of Russian natural gas and oil supply shortages likely have fewer global economic knock-on effects than originally anticipated. Another key geopolitical development in late 2022 is that China abandoned its zero-COVID policy. The implementation of this policy change is taking an enormous human toll on the Chinese population, and we do not want to marginalize that tragedy. But, if we endeavor to keep our focus on economic issues, we anticipate that supply chain disruption will decrease materially once China's working population weathers this current COVID-19 wave that their government left them woefully unprepared for.

To summarize, we anticipate that the Fed is very close to the end of its tightening campaign. By extension, we think volatility will come down modestly from 2022 levels as 2023 unfolds. And, perhaps most importantly, we anticipate that a 2023 recession will give the Fed the justification it needs to pivot to monetary easing. Should this pivot come to pass, we think a broad risk asset rally is likely.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocation of the Fund. We will increase equity exposure if we believe volatility will decrease, and decrease equity exposure if we believe volatility will increase. Given our more bullish view of equity returns for the near future, we will maintain the Fund's equity exposure toward the upper end of its allowed range while keeping downside hedge positions in place.

Ten Largest Holdings^

Security description	Market value	% of market value
iShares Edge MSCI Minimum Volatility USA ETF	$105,101,035	32.0%
iShares Edge MSCI Minimum Volatility EAFE ETF	79,735,463	24.3%
iShares Core High Dividend ETF	59,510,825	18.1%
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	21,385,516	6.5%
iShares MSCI Germany ETF	16,326,301	5.0%
BlackRock Short Maturity Bond ETF	15,698,407	4.7%
	$297,757,547	90.6%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Equity Stabilization Fund,
the Blended Benchmark Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Equity Stabilization Fund's shares total return compared to its Blended Benchmark Index, comprised of 60 percent of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg U.S. 3-Month Treasury Bellwether Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on November 18, 2015 through December 31, 2022, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Securian Asset Management, Inc. ("Securian AM") and Securian Funds Trust, on behalf of the SFT Equity Stabilization Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated November 18, 2015, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2021. The Expense Limitation Agreement was terminated on May 1, 2021. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg U.S. 3-Month Treasury Bellwether Index.

The S&P 500® Low Volatility Index measures performance of the 100 least volatile stocks in the S&P 500®. The S&P 500® BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg U.S. 3-Month Treasury Bellwether Index tracks the market for the on-the-run 3-month Treasury bill issued by the U.S. government.

SFT Government Money Market Fund

Lena Harhaj, CFA, Katie Brisson
Portfolio Managers
Securian Asset Management

Fund Objective

The SFT Government Money Market Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital. The Fund invests at least 99.5 percent of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). Investment in the SFT Government Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

Performance Update

The Fund generated a total net return of 1.12 percent over the 12 months ending December 31, 2022; the 3-month U.S. Treasury Bill returned 1.51 percent over the same period.

What influenced the Fund's return during the past 12 months?

Money market funds in general outperformed stock and bond investments during the last year. Rates increased across the entire U.S. Treasury curve during an active Federal Reserve (the "Fed") hiking cycle. The Federal Open Market Committee voted to increase rates in 7 of the 8 meetings for a total of 425 basis points.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Rates on the short end of the U.S. Treasury curve increased approximately 400-450 basis points, while the longer dated tenors ranged 200-325 basis points.

What strategies and techniques did you employ that specifically affected Fund performance?

The Fund continues to pick up incremental yield versus U.S. Treasury Bills by purchasing short-dated Agency Discount Notes.

What will affect the Fund going forward?

As the Fed finishes it's hiking cycle, short term rates will have settled to levels not seen since 2007. The yield curve remains inverted from 6-months to 10-year tenors and is therefore not incentivizing any duration extension in the broad fixed income market. The supply and demand of money market instruments, and in particular the gap, will impact yields in short-dated U.S. Treasury bills to the extent that they trade through reverse repo rates.

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the SFT Government Money Market Fund is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost.

Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg U.S. Treasury Bill 1-3 Month Index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupons.

Effective May 1, 2012, the Board of Trustees of Securian Funds Trust (the "Trust") approved a Restated Net Investment Income Maintenance Agreement among the Trust (on behalf of the Fund), Securian Asset Management, Inc. ("Securian AM") and Securian Financial Services, Inc. ("Securian Financial"). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust's predecessor, effective October 29, 2009. Under such Agreement, Securian AM agrees to waive, reimburse or pay the Fund's expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. If Securian AM and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement is effective through April 30, 2023, and shall continue in effect thereafter, provided such continuance is specifically approved by Securian AM, Securian Financial, and a majority of the Trust's independent Trustees.

Effective November 1, 2017, Securian AM and the Trust, on behalf of the Fund, entered into an Expense Limitation Agreement which limits the operating expenses of the Fund, excluding certain expenses, (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.70% of the Fund's average daily net assets through April 30, 2023.

The Expense Limitation Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 day's notice prior to the end of the contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement.

The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the Fund's prospectus.

SFT Index 400 Mid-Cap Fund

James Seifert
Portfolio Manager
Securian Asset Management

Fund Objective

The SFT Index 400 Mid-Cap Fund seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's MidCap 400® Index (the "S&P MidCap 400®"). It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an overall investment strategy. The risks incurred by investing in the SFT Index 400 Mid-Cap Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P MidCap 400®, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

Performance Update

The Fund's Class 2 shares generated a total net return of -13.60 percent over the 12 months ending December 31, 2022; the S&P MidCap 400® returned -13.06 percent over the same period.

What influenced the Fund's return during the past 12 months?

The SFT Index 400 Fund is passively managed. The Fund is fully invested and holds all names at published free float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400® Index.

Only two of the nine sectors posted positive annual returns. Energy names, representing a 1.85 percent weight in the index, ended the year up 26.8 percent followed by the utility sector which ended the year up 6.4 percent. The materials and services sector, the largest sector—representing a 29.8 percent weight in the index, ended the year down 14.29 percent. However, the consumer durables sector, representing a 7.52 percent weight in the index, turned in the worst return down 21.98 percent. In terms of size, decile 2, (decile segments consist of 40 names sorted by market capitalization) consisting of names with market capitalizations between $8.9 billion and $11.1 billion and representing 15.2 percent of the index, ended the period with the worst return down 21.5 percent. All other decile groups ended the year with negative returns.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The S&P MidCap 400® enjoyed a nice Q4 return of 10.78 percent. But the good performance in the fourth quarter wasn't enough to prevent a bloodbath for the year. With short-term treasuries closing December at over 4 percent, investors pummeled valuations on stocks and bonds that began the year with low yields. The Federal Reserve (the "Fed") hiked rates by over 4 percent during the year. When the dust cleared, long bonds produced equity-like losses with the Bloomberg Long Treasury Index returning a negative 29 percent for the year and the Bloomberg Corporate Bond Index losing over 15 percent. Commodities were the best performers against the inflationary backdrop though most of the performance came in the first half.

Most active market participants have never experienced a hiking cycle like this. At the beginning of the year, policymakers expected inflation to fall on its own as pandemic effects burned off. Instead, inflation broadened, and wage growth picked up. In response, the Fed raised rates seven times to increase the Federal Funds rate target by over 4 percent while signaling more to come. The last time policymakers increased rates this quickly was 1979-1980. Investors will also get a better feel for the impact of quantitative tightening in coming months. The Fed's asset reduction program reached its run rate in the fourth quarter and will add to tightening conditions.

Inflation rolled over but is still at an unacceptable level as the Consumer Price Index (CPI) fell from its June peak of 9.1 percent to just over 7 percent in November. Supply chain bottlenecks are receding, and interest rates are taking a bite out of the housing market and related spending. Unfortunately, inflation remains a problem as consumers pivot to spending their savings on experiences, eating out and higher rents. Companies are still having to pay higher wages to attract workers.

The bottom line is that while the peak is almost certainly behind us, we don't have clarity about where inflation will normalize. Until the Fed sees a clear path to core inflation below 3 percent, policymakers are likely to seek tighter financial conditions.

What will affect the Fund going forward?

Inflation isn't the only thing slowing. Real gross domestic product ("GDP") growth for 2022 is likely to be much lower than anticipated at the beginning of last year, but solid, if unspectacular, all the same. However, estimates for 2023 are coming down quickly as the Fed turns the screws. According to Bloomberg, the median estimate for real GDP growth among economists polled is only 0.3 percent for the year, dangerously close to a recession. Investors are betting on a downturn, accepting lower yields on longer bonds compared to short paper. This inversion means that investors expect the Fed to have to start lowering rates in the second half of next year as the economy falls into a recession. The New York Fed's probability of recession index is at a level that preceded previous downturns. Saying that, these indicators have variable lags. For now, the employment picture is strong, and services spending has been enough to offset weakness in manufacturing.

Expectations for calendar year 2023 are surprisingly resilient with 5.3 percent expected earning per share ("EPS") growth on 3.3 percent revenue growth, implying margin expansion at a time when the economy is teetering near a recession. Overly optimistic earnings expectations continued geopolitical tensions and an inflation-fighting Fed will likely underpin continued volatility. Policymakers are faced with contradictory signals—manufacturing weakness vs services strength, weaker leading indicators measured against relatively strong concurrent data, and strong wage growth vs waning pandemic savings. The net result is a noisy economy that's drifting downward while the Fed tries to fine-tune its policies with imperfect information. While the timing is uncertain, this makes a recession our base case.

A recession—and higher unemployment—seem to be the base case for many market participants, yet volatility and spreads declined during the last quarter. Bond investors are pricing treasuries to reflect recession concerns, but earnings estimates and spreads don't reflect a downturn. Risk assets still are not incorporating a generous margin of safety as the Fed tightens into a slowdown. These conditions may set the stage for a capitulation if the data disappoint.

Ten Largest Holdings^

Security description	Market value	% of net assets
Fair Isaac Corp.	$1,380,326	0.7%
First Horizon Corp.	1,208,119	0.6%
United Therapeutics Corp.	1,176,321	0.6%
Hubbell, Inc.	1,168,002	0.6%
RPM International, Inc.	1,160,142	0.6%
Carlisle Cos., Inc.	1,125,229	0.6%
Reliance Steel & Aluminum Co.	1,091,961	0.6%
AECOM	1,091,520	0.5%
Toro Co.	1,090,116	0.5%
Neurocrine Biosciences, Inc.	1,055,133	0.5%
	$11,546,869	5.8%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Index 400 Mid-Cap Fund,
S&P MidCap 400® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Index 400 Mid-Cap Fund's Class 2 shares total return compared to the S&P MidCap 400® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2012 through December 31, 2022, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500®, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

"Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400®" and "S&P MidCap 400®" are trademarks of the S&P Global, Inc. and have been licensed for use by the Securian Funds Trust—SFT Index 400 Mid-Cap Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

SFT Index 500 Fund

James Seifert
Portfolio Manager
Securian Asset Management

Fund Objective

The SFT Index 500 Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's 500® Index (the "S&P 500®"). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the SFT Index 500 Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 500®, and the risk of declines in the equity markets generally.

Performance Update

The Fund's Class 2 shares generated a total net return of -18.47 percent over the 12 months ending December 31, 2022; the S&P 500® returned -18.11 percent over the same period.

What influenced the Fund's return during the past 12 months?

The SFT Index 500 Fund is passively managed. The Fund is fully invested and holds all names at published float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500®.

Only one of the nine sectors posted positive annual returns. Energy names, representing a 2.58 percent weight in the S&P 500® index, ended the year up 68 percent. The technology sector, the largest sector—representing 31.1 percent weight in the S&P 500® index, ended the year down 26.9 percent. However, consumer durable names, representing a 3.9 percent weight in the S&P 500® index, turned in the worst return down 46.7 percent. In terms of size, decile 1, (decile segments consist of 50 names sorted by market capitalization) consisting of the mega-cap names and representing 55.1 percent of the S&P 500® index, ended the period with the worst return down 25.03 percent. All other decile groups ended the year with negative returns.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The S&P 500® enjoyed a nice Q4 return of 7.56 percent. But the good performance in the fourth quarter wasn't enough to prevent a bloodbath for the year. With short-term treasuries closing December at over 4 percent, investors pummeled valuations on stocks and bonds that began the year with low yields. The Federal Reserve (the "Fed") hiked rates by over 4 percent during the year. When the dust cleared, long bonds produced equity-like losses with the Bloomberg Long Treasury Index returning a negative 29 percent for the year and the Bloomberg Corporate Bond Index losing over 15 percent. Commodities were the best performers against the inflationary backdrop though most of the performance came in the first half.

Most active market participants have never experienced a hiking cycle like this. At the beginning of the year, policymakers expected inflation to fall on its own as pandemic effects burned off. Instead, inflation broadened, and wage growth picked up. In response, the Fed raised rates seven times to increase the Federal Funds rate target by over 4 percent while signaling more to come. The last time policymakers increased rates this quickly was in 1979-1980. Investors will also get a better feel for the impact of quantitative tightening in coming months. The Fed's asset reduction program reached its run rate in the fourth quarter and will add to tightening conditions. Inflation rolled over but is still at an unacceptable level as the Consumer Price Index (CPI) fell from its June peak of 9.1 percent to just over 7 percent in November. Supply chain bottlenecks are receding, and interest rates are taking a bite out of the housing market and related spending. Unfortunately, inflation remains a problem as consumers pivot to spending their savings on experiences, eating out and higher rents. Companies are still having to pay higher wages to attract workers.

The bottom line is that while the peak is almost certainly behind us, we don't have clarity about where inflation will normalize. Until the Fed sees a clear path to core inflation below 3 percent, policymakers are likely to seek tighter financial conditions.

What will affect the Fund going forward?

Inflation isn't the only thing slowing. Real gross domestic product ("GDP") growth for 2022 is likely to be much lower than anticipated at the beginning of last year, but solid, if unspectacular, all the same. However, estimates for 2023 are coming down quickly as the Fed turns the screws. According to Bloomberg, the median estimate for real GDP growth among economists polled is only 0.3 percent for the year, dangerously close to a recession. Investors are betting on a downturn, accepting lower yields on longer bonds compared to short paper. This inversion means that investors expect the Fed to have to start lowering rates in the second half of next year as the economy falls into a recession. The New York Fed's probability of recession index is at a level that preceded previous downturns. Saying that, these indicators have variable lags. For now, the employment picture is strong, and services spending has been enough to offset weakness in manufacturing.

Expectations for calendar year 2023 are surprisingly resilient with 5.3 percent expected earnings per share ("EPS") growth on 3.3 percent revenue growth, implying margin expansion at a time when the economy is teetering near a recession. Overly optimistic earnings expectations continued geopolitical tensions and an inflation-fighting Fed will likely underpin continued volatility. Policymakers are faced with contradictory signals—manufacturing weakness vs services strength, weaker leading indicators measured against relatively strong concurrent data, and strong wage growth vs waning pandemic savings. The net result is a noisy economy that's drifting downward while the Fed tries to fine-tune its policies with imperfect information. While the timing is uncertain, this makes a recession our base case.

A recession—and higher unemployment—seem to be the base case for many market participants, yet volatility and spreads declined during the last quarter. Bond investors are pricing treasuries to reflect recession concerns, but earnings estimates and spreads don't reflect a downturn. Risk assets still are not incorporating a generous margin of safety as the Fed tightens into a slowdown. These conditions may set the stage for a capitulation if the data disappoint.

Ten Largest Holdings^

Security description	Market value	% of total net assets
Apple, Inc.	$58,707,831	6.0%
Microsoft Corp.	54,018,496	5.5%
Amazon.com, Inc.	22,527,288	2.3%
Berkshire Hathaway, Inc. Class B	16,816,825	1.7%
Alphabet, Inc. Class A	15,923,838	1.6%
UnitedHealth Group, Inc.	14,968,572	1.5%
Alphabet, Inc. Class C	14,195,824	1.4%
Johnson & Johnson	13,955,350	1.4%
Exxon Mobil Corp.	13,725,622	1.4%
JPMorgan Chase & Co.	11,885,283	1.2%
	$236,724,929	24.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Index 500 Fund,
S&P 500® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Index 500 Fund's Class 2 shares total return compared to the S&P 500® Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2012 through December 31, 2022, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

"Standard & Poor's®", "S&P®", "Standard & Poor's 500" and "S&P 500" are trademarks of the S&P Global, Inc. and have been licensed for use by Securian Funds Trust—SFT Index 500 Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

SFT International Bond Fund

David Hoffman, CFA, Managing Director Jack P. McIntyre, CFA, Anujeet Sareen, CFA,
Brian Kloss, JD, CPA, Tracy Chen, CFA, CAIA
Portfolio Managers
Brandywine Global Investment Management

Fund Objective

The SFT International Bond Fund seeks to maximize current income consistent with protection of principal. The Fund pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. The investment adviser for the Fund is Securian Asset Management, Inc. Brandywine Global Investment Management, LLC serves as investment sub-adviser to the Fund and provides investment advice under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

Performance Update

The Fund's Class 2 shares generated a total net return of -10.49 percent over the 12 months ending December 31, 2022, outperforming the FTSE World Government Bond Index which returned -18.26 percent over the same period.

What influenced the Fund's return during the past 12 months?

While global interest rates rose in most markets during the year, security selection and our underweight duration positioning during the first half of the year were among the largest contributors to relative results.

Developed market interest rates generally moved higher for the full calendar year in 2022 as many central banks around the world increased rates to battle high inflation. This was most notable in the U.S. and Europe. In the U.S., the Federal Reserve (the "Fed") raised interest rates 425 basis points (bps) during the calendar year, creating a headwind for bond investors.

The Fund's bond positions in Emerging Markets (EM) were also a headwind in 2022. Yields moved higher in most EM markets in calendar year 2022, but typically not as much as many Developed Markets. Emerging markets experienced high inflation, mixed growth prospects and knock-on effects from a persistently strong U.S. Dollar (USD). The largest detractor on the EM bond side was our position in long-dated Mexican sovereign bonds.

While the Fund is predominately hedged from a currency perspective, the USD remained strong for much of the calendar year and our small exposure to foreign currency positions were a minor detractor to relative results.

What other market conditions or events influenced the Fund's performance during the past 12 months?

While the Fed initially characterized surging inflation as being transitory, this proved to be widely inaccurate, as supply chain issues persisted and the war in Ukraine added fuel to the inflation fire. This left central banks little choice but to abruptly reverse course and aggressively raise rates in an attempt to rein in a four-decade high in inflation, even with the risk that this move could trigger a global recession. In the U.S., the Fed raised rates seven times and a total of 4.25 percent in 2022, the most since 1980. Europe was faced with an energy crisis and slowing growth largely due to the Russian war with Ukraine. Both the European Central Bank (ECB) and the Bank of England (BoE) also aggressively raised rates, by 250 bps and 325 bps, respectively, in 2022. At the end of the year, rates in both regions were the highest since 2008, with potentially more hikes on tap for 2023.

China continued its zero-COVID policy for much of 2022. This caused wide-spread lock-downs and negatively impacted the economy. The Chinese economy grew at the slowest rate in three decades during 2022 with knock-on effects to global markets around the world. Protests flared across the country late in the year and Chinese officials finally rolled back many of the zero-COVID policies.

What strategies and techniques did you employ that specifically affected Fund performance?

We maintained an underweight duration position versus the benchmark for the first half of the calendar year. We favored this posturing due to the potential for rising rates as inflation proved stickier and less transitory than originally expected. However, as the Fed began aggressively raising interest rates in the first half of 2022, we felt it was prudent to begin increasing duration to take advantage of value opportunities and in anticipation of the potential for slowing growth and inflation. By the end of the year, we moved from an underweight duration position versus the benchmark to an overweight position. We elected to increase duration for a couple of key reasons. First, we recognize that rate hikes tend to impact the economy on a lagged basis and we felt the aggressive hikes had the potential to materially slow growth and inflation to a point that the Fed may have to reverse course in 2023. Secondly, virtually all major economic indicators began to turn lower (some sharply) by late summer. It is rare that the Fed will continue to aggressively raise rates into slowing growth. By the end of the year, inflation and growth showed continued signs of slowing and we felt recession risk was elevated for 2023.

The increase in duration occurred primarily in longer-dated U.S. Treasuries. However, we added duration in European markets as well. Within Europe, we added exposure to France and Germany and increased our duration exposure to Poland. We anticipate rates to fall in 2023 in all these markets as growth and inflation slows in light of a hawkish central bank backdrop.

On the currency front, our USD exposure remained relatively stable during the calendar year 2022. Our dollar exposure was approximately 97 percent of the portfolio for most of the year. We had minor changes in our minimal foreign currency positions during the year. The most notable change being an increase in the Japanese Yen. As this portfolio is predominately hedged back to the USD, currency is not expected to be a significant driver of returns or volatility.

What will affect the Fund going forward?

The outlook for the global bond market remains complicated. Several factors add to the uncertainty for the global economy. For instance, the bond market is signaling that inflation is set to moderate, which can be seen by the inverted yield curve, while the Fed appears committed to reducing inflation and continuing their hawkish rhetoric. The U.S. Treasury yield curve indicates monetary policy is restrictive enough with rates where they are. This signal, plus more supply-side normalization, should lead to significantly slower inflation and a softer labor market.

Adding to the uncertainty is China's policymakers attempt to stimulate their economy as they try and improve growth and avoid deflation. Meanwhile, European policymakers are caught between fighting the worst inflation in decades, while subsidizing households from soaring energy costs. We believe the most intense period of global economic softness is likely to be in the first half of 2023. However, there are a range of factors that could limit downside recessionary forces, including the recent drop in energy prices, the rebound in the U.S. auto sector, and what could turn out to be a rapid decline in inflation.

The conditions for a credit crunch, commonly seen ahead of previous U.S. recessions, does not exist currently. There has been no extreme period of lending and household and corporate balance sheets are in relatively good shape. That said, recession odds increase significantly if Fed Chair Powell remains dogmatic about creating labor market slack through monetary policy. A pause in rate hikes seems probable, especially if the data show a steep decline in inflation.

Outside of the U.S., the global economy is likely already in a recession because of the strong USD and a very weak Chinese economy, albeit China's recent re-opening is a positive development for the country's growth narrative. If the greenback weakens as the U.S. economy decelerates and inflation retreats, all while the U.S. avoids a deep recession, then we believe the global economy could stabilize by this time next year. All told, we are increasingly confident about bond markets in 2023; however, the path and timing of returns remains uncertain as macro uncertainty persists. We do not foresee a repeat of 2022, where the only asset class that performed well was cash. Instead, we believe 2023 will provide a better outcome for bond markets because of the starting point of yields, we just expect some volatility throughout the year.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
U.S. Treasury Bond 2.250%, 02/15/52	$4,586,305	5.8%
Korea Treasury Bond 2.000%, 06/10/31	4,427,064	5.6%
Bundesrepublik Deutschland Bundesanleihe 1.700%, 08/15/32	4,381,879	5.6%
U.S. Treasury Bond 3.000%, 08/15/52	3,914,219	5.0%
French Republic Government Bond OAT 0.010%, 05/25/32	3,876,936	4.9%
Republic of Poland Government Bond 1.750%, 04/25/32	3,410,512	4.4%
Province of Ontario Canada 2.600%, 06/02/25	3,208,834	4.1%
Mexican Bonos 8.500%, 11/18/38	2,414,018	3.1%
Mexican Bonos 8.500%, 05/31/29	2,286,854	2.9%
Federal Home Loan Mortgage Corp. 5.500%, 12/01/52	2,255,095	2.9%
	$34,761,716	44.3%

^Excludes short-term investments.

Country Diversification (shown as a percentage of net assets)

Currency Diversification (shown as a percentage of net assets)

African	0.20%
South African Rand	0.20%
Americas	98.75%
U.S. Dollar	96.61%
Chilean Peso	0.93%
Brazilian Real	0.87%
Mexican Peso	0.47%
Colombian Peso	0.17%
Canadian Dollar*	-0.30%
Asia Pacific	1.06%
Japanese Yen	1.16%
South Korean Won	0.48%
Thailand Baht	0.16%
Malaysian Ringgit*	-0.07%
Australian Dollar*	-0.21%
Chinese Yuan Renminbi*	-0.46%
Europe	-0.01%
Norwegian Krone	0.74%
Swedish Krona	0.70%
Polish Zloty	0.57%
Russian Ruble	0.20%
British Pound*	-0.63%
Euro*	-1.59%

*A negative figure reflects net "short" exposure, designed to benefit if the value of the associated currency decreases. Conversely, the Fund's value would potentially decline if the value of the associated currency increases.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT International Bond Fund,
FTSE World Government Bond Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT International Bond Fund's Class 2 shares total return compared to the FTSE World Government Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2012 through December 31, 2022, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The FTSE World Government Bond Index is a market capitalization weighted index consisting of the government bond markets from over twenty countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. Each bond must have a minimum rating of BBB-/Baa3 by S&P or Moody's.

SFT Real Estate Securities Fund

Jon Cheigh CIO, Mathew Kirschner, CFA,
Jason A. Yablon
Portfolio Managers
Cohen & Steers Capital Management

Fund Objective

The SFT Real Estate Securities Fund seeks above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. The investment adviser for the Fund is Securian Asset Management, Inc. Cohen & Steers Capital Management, Inc. serves as the investment sub-adviser to the Fund and provides investment advice under a sub-advisory agreement. Investment risks associated with investing in the Fund, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

Performance Update

The Fund's Class 2 shares generated a total net return of -26.29 percent over the 12 months ending December 31, 2022, underperforming the FTSE NAREIT All Equity REITs Index which returned -24.95 percent, as well as the previous benchmark FTSE NAREIT Equity REIT Index, which returned -24.37 percent over the same period.

What influenced the Fund's return during the past 12 months?

2022 was marked by concerns of recession and persistently high inflation. Bond yields rose meaningfully and the Federal Reserve continued to aggressively raise interest rates to slow demand, which resulted in a broad decline in risk assets.

Within listed real estate, favorable supply/demand dynamics supported rising rents and healthy earnings growth in many sectors, with new supply checked by higher financing and building costs. Although real estate conditions generally remained sound, slowing economic growth and high inflation clouded the outlook for REITs.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Retail REITs outperformed, bolstered by a resilient consumer. Regional malls (14.4 percent) total return and shopping centers (-0.1 percent) performed well despite inflationary headwinds, as the decline in oil prices and a strong job market aided discretionary spending. Free standing REITs (-6.1 percent) benefited partly from consumer spending trends, as well from the potential for attractive asset acquisitions from private real estate investors.

Demand for warehouse space remained exceedingly high, but growth expectations for industrial REITs (-11.2 percent) came down. Self storage (-14.9 percent) also declined as rental growth, while still well above the long-term trend, decelerated. Data centers (-10.2 percent) were caught up in the broader technology sector selloff, despite expectations for increased occupancy and margin expansion in 2023.

Residential property companies trailed on concerns around rental and leasing rates. Apartments (-18.0 percent) declined on softer rents in coastal markets and expectations for technology-related job losses. Single family homes (-20.0 percent) fell on concerns about asset values and as companies were hit with rising property taxes in some states. Nevertheless, asking rents rose amid affordability issues in the for-sale home market, which should support leasing strength in the sector. Hotels (-9.8 percent) declined on an uncertain outlook, even as business and leisure travel continued to rebound.

Office REITs (-17.3 percent) underperformed, with earnings results underscoring a difficult leasing environment as tenants reassessed their space needs. Infrastructure (-20.1 percent), the largest listed real estate sector, was pulled lower by rising interest rates and somewhat disappointing earnings results.

What strategies and techniques did you employ that specifically affected Fund performance?

The portfolio's overweight allocation to regional malls, expressed as an overweight position in Simon Property Group, contributed to relative performance, as the company delivered strong results owing to a steady core business and a resilient balance sheet, and good visibility into 2023. Underweight allocations in the infrastructure and office sectors also aided relative performance.

The portfolio had no allocation in the specialty sector, which detracted from relative performance. This included a pair of gaming net lease companies that outperformed the benchmark. An overweight allocation in single family homes also hindered relative performance, as did an underweight in shopping centers.

What will affect the Fund going forward?

We believe listed real estate, which has seen improved valuations with the correction in share prices during the year, offers attractive return potential relative to broad equities. Slowing economic growth and high inflation temper the near-term outlook for real estate, particularly for sectors lacking pricing power. However, cash flows generally remain sound, and we anticipate healthy earnings growth in 2023. Moreover, real estate companies typically have high operating margins, low sensitivity to commodity and labor prices, and (in many cases) inflation-linked rents, making them better suited than traditional asset categories to defend against a prolonged environment of high inflation.

The portfolio may benefit from demand for shorter-lease-duration property types. We are overweight residential sectors and favor single family homes and Sunbelt apartments based on our positive view of rental housing demand (supported by the lack of affordability in the purchase market) and demographic tailwinds. The portfolio is also overweight self storage given healthy demand due to increased relocation activity. Though we have trimmed the weighting on decelerating fundamentals, we anticipate demand will outpace supply in 2023, suggesting companies will continue to have pricing power. In health care, we see value in senior housing, where occupancies fell dramatically in early 2020 but are now steadily recovering.

Data center REITs are well situated, in our view. We believe companies that provide information and logistics infrastructure, especially data centers and industrial warehouses, may continue to benefit from strong secular demand in the shift toward an e-everything economy.

Within retail, our holdings are concentrated in companies with high-quality assets that we believe may be long-term winners. Though we remain cautious toward offices as businesses reassess their future needs, we have allocated within the Sunbelt, which we favor over coastal locations.

Ten Largest Holdings^

Security description	Market value	% of net assets
Prologis, Inc.	$10,438,798	9.0%
American Tower Corp.	7,950,682	6.9%
Simon Property Group, Inc.	7,250,748	6.3%
Welltower, Inc.	6,436,420	5.5%
Realty Income Corp.	6,039,487	5.2%
Equinix, Inc.	5,775,400	5.0%
Digital Realty Trust, Inc.	5,657,334	4.9%
Invitation Homes, Inc.	5,550,446	4.8%
Public Storage	5,437,647	4.7%
Crown Castle, Inc.	4,805,047	4.1%
	$65,342,009	56.4%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Real Estate Securities Fund, FTSE NARIET All REITs Index,
FTSE NAREIT Equity REITS Index, and Consumer Price Index (CPI)

On the chart above you can see how the SFT Real Estate Securities Fund's Class 2 shares total return compared to the FTSE NARIET All REITs Index, FTSE NAREIT Equity REITs Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2012 through December 31, 2022, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

FTSE NARIET All Equity REITs Index is the benchmark beginning 8/1/2022 and thereafter. The FTSE NARIET All Equity REITs Index contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

The FTSE NARIET Equity REITs Index is the benchmark through 7/31/2022. The FTSE NAREIT Equity Index contains all tax-qualified REITs except timber and infrastructure REITs with more than 50 percent of total net assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

SFT T. Rowe Price Value Fund

Mark Finn, CFA, CPA
Portfolio Manager
T. Rowe Price

Fund Objective

The SFT T. Rowe Price Value Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The Fund pursues its objective by taking a value approach to investment selection. Holdings consist primarily of large cap stocks but may also include stocks of mid-cap and small-cap companies. The investment adviser for the Fund is Securian Asset Management, Inc. T. Rowe Price Associates, Inc. serves as the investment sub-adviser to the Fund and provides investment advice under a sub-advisory agreement. The Fund's value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced at a low level.

Performance Update

The Fund generated a total net return of -11.67 percent over the 12 months ending December 31, 2022, underperforming the Russell 1000 Value Index which returned -7.58 percent over the same period.

What influenced the Fund's return during the past 12 months?

Broadly speaking, sector allocation contributed to relative results.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia's invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The Federal Reserve's (the "Fed") aggressive short-term interest rate hikes that began in March, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.

What strategies and techniques did you employ that specifically affected Fund performance?

The largest contributor during the period was the consumer discretionary sector, where favorable security selection and an underweight allocation aided relative results. Shares of Dollar General contributed to relative performance over the period. Early in the year, the company reported financials that showed strong topline growth but margins being impacted by a one-time employee appreciation bonus. Midway in the year, the company reported revenue and earnings ahead of consensus and same-store sales that exceeded expectations, to which the market reacted favorably.

An underweight allocation in the information technology sector also contributed to relative performance. Many companies within the information technology sector operate at different stages of the economic cycle, and rising interest rates and recession fears continued to negatively impact tech stock.

Favorable stock selection and an overweight position in the financials sector contributed to relative results, as well. Chubb contributed to relative performance over the year as the company benefited from the continued upcycle in property and casualty ("P&C") and strong execution. During the fourth quarter, the company reported attractive underwriting results, driven by the rising P&C upcycle, and elevated investment income, due to higher yields.

On the other end of the spectrum, an underweight allocation in the energy sector, coupled with poor stock selection, detracted from relative results during the period. Our focus is on energy companies with strong balance sheets and the capital discipline to navigate the current rapidly changing environment and those that are making strides to invest in the transition to renewable energy.

The materials sector also hindered relative results, owing to unfavorable stock choices.

What will affect the Fund going forward?

We remain cautious on the direction of the economy and believe there is a considerable likelihood of the Fed causing an economic slowdown or recession. While goods inflation seems to be peaking, services inflation remains high and will be challenging to tame due to structural imbalances in the labor market. While the market multiple has contracted during 2022, we see elevated risk in earnings estimates, which have yet to reflect a likely recession in 2023.

As a result, we believe equity markets will remain choppy throughout the year, as expectations adjust to a slowing economy with tighter financial conditions. We believe a cautious stance remains appropriate, so we are looking to further emphasize company-level fundamentals and quality while being positioned for a variety of market environments. We believe we will have ample opportunities to increase the risk we are taking on in the portfolio as valuations become more favorable. Overall, our focus continues to be on finding high-quality companies that have attractive fundamentals and valuations. We believe this balanced approach should lead to a portfolio that has the potential to serve our clients well.

Ten Largest Holdings^

Security description	Market value	% of net assets
Elevance Health, Inc.	$7,026,150	3.8%
Johnson & Johnson	6,302,342	3.4%
Southern Co.	5,873,044	3.2%
Bank of America Corp.	5,746,651	3.1%
Exxon Mobil Corp.	5,616,586	3.0%
Becton Dickinson & Co.	5,237,817	2.8%
JPMorgan Chase & Co.	4,844,497	2.6%
Philip Morris International, Inc.	4,669,931	2.5%
Travelers Cos., Inc.	4,141,467	2.3%
Alphabet, Inc. Class C	4,112,636	2.2%
	$53,571,121	28.9%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT T. Rowe Price Value Fund,
the Russell 1000 Value Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT T. Rowe Price Value Fund's shares total return compared to the Russell 1000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2022, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

SFT Wellington Core Equity Fund

Mammen Chally, CFA, David A. Siegle, CFA,
Douglas W. McLane, CFA
Portfolio Managers
Wellington Management Company

Fund Objective

The SFT Wellington Core Equity Fund seeks long-term capital appreciation. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks. The investment adviser for the Fund is Securian Asset Management, Inc. Wellington Management Company LLC serves as the investment sub-adviser to the Fund and provides investment advice under a sub-advisory agreement. Risks associated with investing in the Fund include, but are not limited to, issuer-specific market volatility and risk of declines in the equity markets generally.

Performance Update

The Fund's Class 2 shares generated a total net return of -19.46 percent over the period ending December 31, 2022, underperforming the S&P 500® Index, which returned -18.11 percent over the same period.

What influenced the Fund's return during the past 12 months?

During the period, security selection was the primary driver of relative underperformance, and sector allocation, a fall-out of our bottom-up stock selection process, contributed to relative performance. Weak selection in communication services (underweight to Netflix, overweight to Alphabet), real estate (overweight to AvalonBay Communities, underweight to American Tower), and materials (overweight to PPG Industries and not owning Linde) was partially offset by stronger selection in consumer discretionary (underweight to Tesla, overweight to TJX Companies), information technology (underweights to NVIDIA and not owning PayPal), and industrials (overweights to Deere and Raytheon Technologies). From a sector allocation perspective, the Fund's overweight position in health care and underweight to consumer discretionary contributed to relative performance while underweight positions to energy and materials detracted, partially offsetting results.

What other market conditions or events influenced the Fund's performance during the past 12 months?

U.S. equities, as measured by the S&P 500® Index, fell over the trailing 12-month period ending December 31, 2022, amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings, and an increased probability of recession. U.S. equities opened the year lower as they registered their first quarterly loss since March 2020. Fears about the economic implications of Russia's large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the Federal Reserve (the "Fed") drove the S&P 500® Index into correction territory in February. President Joe Biden signed into law a massive U.S. $1.5 trillion spending bill, which included substantial increases in domestic and national security programs and U.S. $13.6 billion of aid to Ukraine. U.S. equities continued to fall during a volatile second quarter. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its largest quarterly loss since September 2001. The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices. U.S. equities fell in the third quarter as risk sentiment deteriorated on fears that aggressive interest-rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. to recession. U.S. equities rallied in the fourth quarter following three straight quarterly declines. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 50 basis points (bps), snapping a streak of four consecutive hikes of 75 bps.

What strategies and techniques did you employ that specifically affected Fund performance?

Over the period, the Fund increased exposure to health care and energy while we decreased exposure to communication services and information technology. Our largest new position was Pfizer, an American pharmaceutical company. We initiated a position in the company as it has many revenue drivers with a broad portfolio of medicines across therapeutic areas such as oncology, cardiovascular/diabetes, neurology, and autoimmune. In addition, Pfizer has had a strategic shift towards science and technology and away from generics after the sale of its Upjohn business to Mylan, a global healthcare company, which we believe should unlock value over the long term.

On the flipside, our largest elimination was Meta Platforms, a social media platform company. We eliminated our position in Meta following a 3Q22 earnings call where Chairman and Chief Executive Officer Mark Zuckerberg's continued aggressive spending led us to believe that he is not committed to increasing shareholder value. The company's governance challenges coupled with the unknown spending plans for the Metaverse led to our decision to eliminate the stock.

What will affect the Fund going forward?

As we look ahead, there are increasing indications that inflationary pressures are abating in the goods components of both the consumer price index (CPI) and the personal consumption expenditures price index (PCE) and that there is a clearer path to a gradual disinflation in housing-related expenses by the second half of 2023. However, the services component of both indicators remains stubbornly high, driven by a still-resilient U.S. labor market driving continued upward wage pressure. Accordingly, the Federal Open Market Committee (FOMC) remains steadfast in its determination to continue to slow the U.S. economy and has indicated that incremental rate hikes should be expected in early 2023, with the FOMC's "dot plot" median rate projection now having increased from 4.6 percent to 5.1 percent for the end of 2023. It is increasingly clear that a mild recession is the likely scenario as the Fed seeks to cool wage inflation and bring down both realized inflation and future inflationary expectations.

With the Fed undertaking efforts to slow growth, companies may feel the impacts of decelerating revenue without relief from wage pressure in early 2023. Thus, a key challenge for and differentiator amongst companies will be the degree to which they can avoid the resultant margin compression through productivity offsets, innovation, or market share gains.

As we enter 2023, the conflict in Europe is approaching its one-year anniversary without any apparent cessation in sight. Both the preparation ahead of the winter season and milder than expected temperatures across the region have spared the continent from the worst-case scenario in terms of heating and energy supply, but much uncertainty remains in the conflict even after this winter has passed.

On the positive side, supply chain issues which plagued most industries in the preceding two years continue to ease, providing cost relief and improving visibility. Further, China appears to be relaxing its restrictive COVID-19-related policies in an effort to revitalize growth and placate an increasingly frustrated populace. This incremental source of demand could help offset the expected frictions from slower growth elsewhere in the world.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
Microsoft Corp.	$5,601,236	5.1%
Apple, Inc.	4,854,835	4.5%
Alphabet, Inc. Class A	4,662,426	4.3%
UnitedHealth Group, Inc.	3,707,018	3.4%
Amazon.com, Inc.	3,208,632	2.9%
JPMorgan Chase & Co.	2,732,019	2.5%
Procter & Gamble Co.	2,683,673	2.5%
EOG Resources, Inc.	2,676,013	2.5%
Pfizer, Inc.	2,377,639	2.2%
Eli Lilly & Co.	2,302,597	2.1%
	$34,806,088	32.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Wellington Core Equity Fund,
the S&P 500® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Wellington Core Equity Fund's Class 2 shares total return compared to the S&P 500® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2022, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Securian Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT Delaware IvySM Growth Fund, SFT Delaware IvySM Small Cap Growth Fund, SFT Equity Stabilization Fund, SFT Government Money Market Fund, SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund, SFT International Bond Fund, SFT Real Estate Securities Fund, SFT T. Rowe Price Value Fund, and SFT Wellington Core Equity Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Securian Funds Trust investment companies since 1985.

Minneapolis, Minnesota
February 23, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

SFT Balanced Stabilization Fund
Investments in Securities

December 31, 2022

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (39.5%)
Government Obligations (5.0%)
U.S. Government Agencies and Obligations (3.5%)
Federal Home Loan Mortgage Corporation (0.0%)
3.000%, 09/01/43	$52,009	$46,845
3.500%, 10/01/44	54,450	50,889
3.500%, 11/01/44	53,038	49,570
3.500%, 12/01/44	58,106	54,306
		201,610
Federal National Mortgage Association (0.1%)
3.000%, 04/01/43	80,482	72,753
3.000%, 05/01/43	26,921	24,344
3.000%, 06/01/43	118,892	107,491
3.500%, 08/01/42	53,768	50,962
3.500%, 02/01/43	71,449	66,864
		322,414
U.S. Treasury (4.9%)
U.S. Treasury Bond
4.000%, 11/15/42	5,530,000	5,452,234
4.000%, 11/15/52	1,200,000	1,212,938
U.S. Treasury Note, 1.000%, 12/15/24	15,500,000	14,509,453
3.875%, 12/31/27	9,350,000	9,312,015
		30,486,640
Total government obligations (cost: $32,016,161)		31,010,664
Other Mortgage-Backed Securities (0.2%)
Commercial Mortgage-Backed Securities (0.2%)
Bank, Series 2019-BNK18, Class A4, 3.584%, 05/15/62	1,500,000	1,358,382
Total other mortgage-backed securities (cost: $1,543,242)		1,358,382
Corporate Obligations (34.3%)
Basic Materials (0.8%)
Chemicals (0.4%)
Celanese U.S. Holdings LLC, 6.330%, 07/15/29	1,500,000	1,460,701
Nutrien Ltd., 3.000%, 04/01/25 (b)	1,000,000	958,217
		2,418,918
Mining (0.4%)
Anglo American Capital PLC, 2.625%, 09/10/30 (b) (c)	2,000,000	1,634,594
FMG Resources August Pty. Ltd., 6.125%, 04/15/32 (b) (c)	1,000,000	926,250
		2,560,844
Communications (1.5%)
Cable/Satellite TV (0.3%)
Comcast Corp.
2.887%, 11/01/51	1,319,000	854,911
2.937%, 11/01/56	327,000	206,113
4.200%, 08/15/34 (d)	500,000	460,949
		1,521,973
	Principal	Value(a)
Diversified Telecommunication Services (0.5%)
AT&T, Inc.
2.550%, 12/01/33	$943,000	$727,585
3.550%, 09/15/55	1,405,000	950,333
3.800%, 12/01/57	75,000	52,243
4.500%, 05/15/35	1,000,000	913,070
Verizon Communications, Inc., 2.987%, 10/30/56	1,194,000	738,273
		3,381,504
Internet & Catalog Retail (0.3%)
Amazon.com, Inc.
3.875%, 08/22/37	1,000,000	890,758
4.050%, 08/22/47	1,000,000	865,619
		1,756,377
Media (0.2%)
Paramount Global, 4.000%, 01/15/26	250,000	239,567
Walt Disney Co., 4.950%, 10/15/45	1,000,000	946,909
		1,186,476
Telecommunication (0.2%)
Crown Castle Towers LLC, 3.663%, 05/15/45 (c)	1,000,000	965,463
Vodafone Group PLC, 4.125%, 05/30/25 (b)	500,000	492,129
		1,457,592
Wireless Telecommunication Services (0.0%)
Rogers Communications, Inc., 4.100%, 10/01/23 (b)	250,000	247,424
Consumer Cyclical (1.2%)
Entertainment (0.2%)
Warnermedia Holdings, Inc., 5.141%, 03/15/52 (c)	1,400,000	1,030,336
Food & Staples Retailing (0.3%)
Kroger Co.
4.450%, 02/01/47	1,000,000	854,328
5.150%, 08/01/43	1,100,000	1,014,426
		1,868,754
Home Furnishings (0.1%)
Harman International Industries, Inc., 4.150%, 05/15/25	1,000,000	974,197
Retail (0.6%)
AutoZone, Inc., 3.250%, 04/15/25	1,000,000	960,086
Lowe's Cos., Inc., 5.625%, 04/15/53	2,250,000	2,163,312
Target Corp., 3.500%, 07/01/24 (d)	750,000	734,662
		3,858,060

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

	Principal	Value(a)
Consumer Staples (0.7%)
Consumer Products — Miscellaneous (0.1%)
SC Johnson & Son, Inc., 3.350%, 09/30/24 (c)	$750,000	$725,499
Household Products (0.4%)
Avery Dennison Corp., 2.650%, 04/30/30	2,000,000	1,650,398
Kimberly-Clark Corp., 3.900%, 05/04/47	1,000,000	822,619
		2,473,017
Personal Care (0.2%)
Estee Lauder Cos., Inc., 4.150%, 03/15/47	1,000,000	857,290
Consumer, Non-cyclical (3.7%)
Agricultural Operations (0.4%)
Cargill, Inc. 3.125%, 05/25/51 (c)	1,000,000	693,544
4.375%, 04/22/52 (c)	2,150,000	1,873,652
		2,567,196
Beverages (0.5%)
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 04/15/38	1,000,000	904,281
Constellation Brands, Inc., 5.250%, 11/15/48	2,050,000	1,935,241
		2,839,522
Biotechnology (0.6%)
Amgen, Inc., 4.050%, 08/18/29	2,000,000	1,877,166
Bio-Rad Laboratories, Inc., 3.700%, 03/15/32	2,000,000	1,721,446
		3,598,612
Commercial Service — Finance (0.0%)
Moody's Corp., 4.875%, 02/15/24	250,000	249,036
Commercial Services (0.3%)
Ashtead Capital, Inc., 5.500%, 08/11/32 (c)	2,000,000	1,922,080
Diagnostic Equipment (0.3%)
Abbott Laboratories
3.875%, 09/15/25	750,000	736,707
4.750%, 11/30/36	1,000,000	994,783
4.750%, 04/15/43	250,000	240,620
		1,972,110
Drugstore Chains (0.0%)
CVS Pass-Through Trust, 6.943%, 01/10/30	123,851	126,929
Food (0.3%)
Mars, Inc., 3.950%, 04/01/49 (c)	1,000,000	827,261
Tyson Foods, Inc., 5.150%, 08/15/44	1,000,000	930,676
		1,757,937
	Principal	Value(a)
Food Products (0.1%)
General Mills, Inc., 3.000%, 02/01/51	$1,002,000	$678,730
Pharmaceuticals (1.2%)
AbbVie, Inc.
3.600%, 05/14/25	1,000,000	970,104
3.800%, 03/15/25	670,000	653,897
4.400%, 11/06/42	1,000,000	873,788
4.450%, 05/14/46	1,000,000	868,346
Becton Dickinson & Co., 4.298%, 08/22/32	2,000,000	1,879,118
Bristol-Myers Squibb Co.
3.250%, 11/01/23	500,000	492,944
3.875%, 08/15/25	229,000	223,000
Novartis Capital Corp., 3.400%, 05/06/24 (d)	500,000	489,878
Takeda Pharmaceutical Co. Ltd., 5.000%, 11/26/28 (b)	1,000,000	990,842
		7,441,917
Energy (2.3%)
Oil & Gas (1.2%)
Baker Hughes Holdings LLC/ Baker Hughes Co-Obligor, Inc., 3.337%, 12/15/27	1,000,000	925,052
BP Capital Markets America, Inc., 4.234%, 11/06/28	1,000,000	968,064
Chevron USA, Inc., 3.900%, 11/15/24	1,000,000	983,017
Coterra Energy, Inc., 3.900%, 05/15/27	1,000,000	935,087
EOG Resources, Inc., 2.625%, 03/15/23	250,000	248,851
Marathon Petroleum Corp., 3.625%, 09/15/24	750,000	729,709
Phillips 66, 4.650%, 11/15/34	1,000,000	941,072
TotalEnergies Capital International SA, 3.750%, 04/10/24 (b)	750,000	740,056
Valero Energy Corp., 4.350%, 06/01/28	1,000,000	965,044
		7,435,952
Pipelines (1.1%)
Energy Transfer LP
4.250%, 04/01/24	1,000,000	983,486
4.900%, 03/15/35	1,000,000	893,051
Enterprise Products Operating LLC, Series J, 5.750%, 03/01/35	250,000	240,185
Kinder Morgan, Inc., 5.300%, 12/01/34	750,000	703,838
Magellan Midstream Partners LP, 4.200%, 10/03/47	1,000,000	754,804
MPLX LP, 4.950%, 09/01/32	2,000,000	1,884,760

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

	Principal	Value(a)
Southern Natural Gas Co. LLC, 4.800%, 03/15/47 (c)	$1,500,000	$1,226,805
Williams Cos., Inc., 3.750%, 06/15/27	500,000	471,238
		7,158,167
Financial (11.4%)
Banks (6.4%)
Associated Banc-Corp., 4.250%, 01/15/25	750,000	715,248
Bank of America Corp.
Series L, 3.950%, 04/21/25	1,000,000	972,806
Series L, 4.183%, 11/25/27	1,000,000	949,221
4.244%, 04/24/38 (3-Month USD LIBOR + 1.814%) (e)	1,000,000	858,189
Bank of New York Mellon Corp.
3.442%, 02/07/28 (3-Month USD LIBOR + 1.069%) (e)	1,000,000	940,298
5.834%, 10/25/33	1,000,000	1,043,178
Capital One Financial Corp., 4.250%, 04/30/25	1,500,000	1,473,118
Citigroup, Inc.
3.300%, 04/27/25	750,000	724,740
3.980%, 03/20/30 (3-Month USD LIBOR + 1.338%) (e)	1,000,000	901,475
4.650%, 07/23/48	1,250,000	1,091,204
4.750%, 05/18/46 (f)	1,200,000	1,007,968
Comerica Bank, 5.332%, 08/25/33 (SOFRRATE + 2.610%) (e)	2,000,000	1,920,018
Discover Bank, 4.250%, 03/13/26	500,000	475,643
Fifth Third Bank NA, 3.950%, 07/28/25	1,000,000	979,669
First Republic Bank
4.375%, 08/01/46	575,000	438,691
4.625%, 02/13/47	1,379,000	1,099,721
Goldman Sachs Group, Inc.
3.850%, 01/26/27	1,000,000	953,972
4.482%, 08/23/28 (SOFRRATE + 1.725%) (e)	2,000,000	1,918,994
5.150%, 05/22/45 (f)	1,000,000	909,112
JPMorgan Chase & Co.
3.125%, 01/23/25	1,000,000	965,839
3.328%, 04/22/52 (SOFRRATE + 1.580%) (e)	2,000,000	1,374,732
KeyBank NA, 4.390%, 12/14/27	3,000,000	2,890,011
M&T Bank Corp., 4.553%, 08/16/28 (SOFRINDX + 1.780%) (e)	3,000,000	2,903,016
Morgan Stanley
2.802%, 01/25/52 (SOFRRATE + 1.430%) (e)	2,000,000	1,252,700
6.342%, 10/18/33	1,000,000	1,050,736
PNC Bank NA
3.800%, 07/25/23	250,000	248,117
4.050%, 07/26/28	1,000,000	946,269
SVB Financial Group, 2.100%, 05/15/28	2,000,000	1,667,258
Synchrony Bank, 5.400%, 08/22/25	1,000,000	992,463
	Principal	Value(a)
Truist Bank, 2.750%, 05/01/23	$250,000	$248,249
Truist Financial Corp., 6.123%, 10/28/33	2,000,000	2,109,078
U.S. Bancorp, 5.850%, 10/21/33	1,000,000	1,046,147
Wells Fargo & Co.
3.068%, 04/30/41 (SOFRRATE + 2.530%) (e) (f)	1,600,000	1,148,654
4.750%, 12/07/46	2,300,000	1,945,800
		40,162,334
Diversified Financial Services (1.1%)
American Express Co.
3.300%, 05/03/27	1,000,000	936,381
4.050%, 12/03/42 (f)	2,000,000	1,731,710
CME Group, Inc., 3.000%, 03/15/25	1,000,000	966,279
Discover Financial Services, 3.750%, 03/04/25	1,000,000	960,368
Eaton Vance Corp., 3.500%, 04/06/27	1,000,000	933,708
Pine Street Trust I, 4.572%, 02/15/29 (c)	1,500,000	1,388,424
		6,916,870
Finance (0.9%)
Allied World Assurance Co. Holdings Ltd., 4.350%, 10/29/25 (b)	1,290,000	1,227,576
Intercontinental Exchange, Inc., 4.350%, 06/15/29	3,000,000	2,907,195
Jefferies Group LLC/ Jefferies Group Capital Finance, Inc., 2.625%, 10/15/31	2,000,000	1,537,840
		5,672,611
Insurance (1.3%)
American Financial Group, Inc., 4.500%, 06/15/47	1,000,000	796,126
Assured Guaranty U.S. Holdings, Inc., 5.000%, 07/01/24	330,000	329,297
Liberty Mutual Group, Inc., 4.250%, 06/15/23 (c)	750,000	744,438
Marsh & McLennan Cos., Inc., 4.350%, 01/30/47	1,000,000	858,694
Metropolitan Life Global Funding I, 1.550%, 01/07/31 (c)	3,000,000	2,334,009
Pacific Life Insurance Co., 4.300%, 10/24/67 (3-Month USD LIBOR + 2.796%) (c) (e)	1,000,000	780,000
Principal Life Global Funding II, 1.500%, 08/27/30 (c)	3,000,000	2,276,127
		8,118,691
Property / Casualty Insurance (0.2%)
Arch Capital Finance LLC, 4.011%, 12/15/26 (d)	1,000,000	955,919

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

	Principal	Value(a)
Real Estate Investment Trust — Diversified (0.1%)
Kite Realty Group Trust, 4.000%, 03/15/25 (d)	$1,000,000	$952,180
Real Estate Investment Trust — Health Care (0.7%)
Healthcare Realty Holdings LP
3.750%, 07/01/27	1,000,000	928,128
3.875%, 05/01/25	1,000,000	958,992
Physicians Realty LP, 4.300%, 03/15/27	1,000,000	939,944
Welltower, Inc., 4.125%, 03/15/29	1,500,000	1,369,158
		4,196,222
Real Estate Investment Trust — Office Property (0.1%)
Alexandria Real Estate Equities, Inc., 4.500%, 07/30/29	500,000	472,117
Real Estate Investment Trust — Shopping Centers (0.0%)
Retail Opportunity Investments Partnership LP, 5.000%, 12/15/23	250,000	247,148
Real Estate Investment Trust — Single Tenant (0.1%)
Office Properties Income Trust, 4.500%, 02/01/25	750,000	679,655
Specialized REITs (0.5%)
American Tower Corp., 3.375%, 10/15/26	1,000,000	936,953
Crown Castle, Inc., 4.750%, 05/15/47	1,000,000	847,797
Essex Portfolio LP, 3.500%, 04/01/25	1,000,000	961,011
Goodman U.S. Finance Four LLC, 4.500%, 10/15/37 (c)	500,000	416,960
		3,162,721
Health Care (0.9%)
Health Care Providers & Services (0.5%)
Aetna, Inc., 3.875%, 08/15/47	1,000,000	779,372
Elevance Health, Inc., 4.375%, 12/01/47	1,000,000	867,843
Laboratory Corp. of America Holdings, 4.000%, 11/01/23	250,000	247,540
UnitedHealth Group, Inc.
2.750%, 02/15/23 (d)	250,000	249,361
3.750%, 07/15/25 (d)	1,000,000	976,259
		3,120,375
Pharmaceuticals (0.4%)
Cardinal Health, Inc., 3.750%, 09/15/25	1,000,000	966,715
Mead Johnson Nutrition Co., 5.900%, 11/01/39	1,000,000	1,044,463
Mylan, Inc., 4.200%, 11/29/23	500,000	495,199
		2,506,377
	Principal	Value(a)
Industrials (4.0%)
Aerospace & Defense (0.8%)
General Dynamics Corp., 3.500%, 05/15/25	$1,000,000	$973,544
L3Harris Technologies, Inc., 3.832%, 04/27/25	1,000,000	972,314
Raytheon Technologies Corp.
3.700%, 12/15/23	500,000	494,568
4.050%, 05/04/47	1,000,000	825,286
4.125%, 11/16/28	1,500,000	1,440,733
		4,706,445
Air Freight & Logistics (0.1%)
FedEx Corp., 4.400%, 01/15/47	1,000,000	802,940
Building Products (0.4%)
CRH America Finance, Inc., 4.400%, 05/09/47 (c)	1,000,000	829,956
Mohawk Industries, Inc., 3.625%, 05/15/30	2,000,000	1,725,664
		2,555,620
Containers & Packaging (0.3%)
Amcor Finance USA, Inc., 4.500%, 05/15/28	1,000,000	944,362
Sealed Air Corp., 6.875%, 07/15/33 (c)	1,000,000	992,500
		1,936,862
Electrical Equipment (0.9%)
Flex Ltd.
4.750%, 06/15/25 (b)	1,000,000	977,379
4.875%, 06/15/29 (b)	1,000,000	942,011
General Motors Financial Co., Inc., 5.000%, 04/09/27	2,000,000	1,944,074
Jabil, Inc., 3.600%, 01/15/30	2,000,000	1,764,496
		5,627,960
Environmental Control (0.2%)
Republic Services, Inc., 3.950%, 05/15/28	1,000,000	951,547
Industrial Conglomerates (0.1%)
3M Co., 3.625%, 10/15/47	1,000,000	748,726
Machinery (0.3%)
Caterpillar, Inc., 3.250%, 04/09/50	2,300,000	1,763,543
Miscellaneous Manufacturing (0.4%)
Carlisle Cos., Inc., 3.750%, 12/01/27	1,000,000	932,726
Textron, Inc.
3.875%, 03/01/25	750,000	730,742
4.300%, 03/01/24	500,000	494,443
		2,157,911
Road & Rail (0.0%)
Kansas City Southern, 4.300%, 05/15/43	250,000	207,190

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

	Principal	Value(a)
Transportation (0.2%)
Burlington Northern Santa Fe LLC, 3.750%, 04/01/24	$350,000	$344,819
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.900%, 02/01/24 (c)	1,000,000	980,098
		1,324,917
Trucking & Leasing (0.3%)
GATX Corp.
3.250%, 03/30/25	1,000,000	952,482
4.550%, 11/07/28	1,000,000	945,425
		1,897,907
Information Technology (1.7%)
Communications Equipment (0.2%)
QUALCOMM, Inc., 4.650%, 05/20/35	1,000,000	969,747
Computers (0.8%)
Apple, Inc., 4.375%, 05/13/45 (d)	1,000,000	930,063
Dell International LLC/EMC Corp., 6.200%, 07/15/30	2,000,000	2,039,594
Leidos, Inc., 4.375%, 05/15/30	2,000,000	1,807,500
		4,777,157
Interactive Media & Services (0.1%)
eBay, Inc., 3.450%, 08/01/24	750,000	731,015
IT Services (0.3%)
Global Payments, Inc.
4.800%, 04/01/26	750,000	726,554
5.300%, 08/15/29	1,500,000	1,458,252
		2,184,806
Software (0.3%)
Fiserv, Inc., 3.850%, 06/01/25	1,000,000	970,867
Oracle Corp., 3.800%, 11/15/37	1,000,000	795,299
		1,766,166
Materials (0.6%)
Chemicals (0.5%)
Mosaic Co., 5.450%, 11/15/33	200,000	197,529
Sherwin-Williams Co., 3.950%, 01/15/26	1,000,000	973,708
Yara International ASA
3.148%, 06/04/30 (b) (c)	1,000,000	789,408
4.750%, 06/01/28 (b) (c)	1,000,000	921,583
		2,882,228
Construction Materials (0.1%)
Vulcan Materials Co., 4.500%, 06/15/47	1,000,000	835,700
	Principal	Value(a)
Technology (0.5%)
Semiconductor Equipment (0.5%)
Broadcom, Inc., 3.419%, 04/15/33 (c)	$2,000,000	$1,612,620
Micron Technology, Inc., 2.703%, 04/15/32	2,000,000	1,507,182
		3,119,802
Transportation (1.3%)
Airlines (0.7%)
Air Canada Pass Through Trust, Series 2015-2A, 4.125%, 06/15/29 (b) (c)	760,708	616,173
American Airlines Pass Through Trust, Series 2015-2, Class A, 4.000%, 03/22/29	692,098	546,758
British Airways Pass Through Trust, Series 2013-1, Class A, 4.625%, 12/20/25 (c)	371,432	364,003
Delta Air Lines, Inc./ SkyMiles IP Ltd., 4.750%, 10/20/28 (c)	2,000,000	1,880,312
United Airlines Pass Through Trust, Series AA, 3.500%, 09/01/31	983,882	835,681
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.300%, 02/15/27	150,777	140,304
		4,383,231
Transport — Rail (0.6%)
Norfolk Southern Corp., 3.850%, 01/15/24	500,000	494,952
Union Pacific Corp.
3.750%, 03/15/24	500,000	492,962
5.375%, 06/01/33	2,500,000	2,516,420
		3,504,334
Utilities (3.7%)
Electric Utilities (2.6%)
Alabama Power Co., 3.125%, 07/15/51	2,000,000	1,384,540
Ameren Illinois Co., 3.700%, 12/01/47	1,000,000	788,503
Arizona Public Service Co., 4.350%, 11/15/45	1,000,000	787,302
CenterPoint Energy Houston Electric LLC, Series AJ, 4.850%, 10/01/52	3,150,000	2,979,109
Duke Energy Corp., 4.500%, 08/15/32	1,000,000	941,639
Duke Energy Florida LLC, 5.950%, 11/15/52	1,000,000	1,071,983
Duke Energy Progress LLC, 3.600%, 09/15/47	1,000,000	765,745
Entergy Texas, Inc., 3.450%, 12/01/27	3,000,000	2,763,333

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

	Principal	Value(a)
Northern States Power Co., 3.750%, 12/01/47	$1,000,000	$740,052
Oglethorpe Power Corp., 4.250%, 04/01/46	800,000	582,731
Oklahoma Gas & Electric Co., 4.150%, 04/01/47	1,000,000	795,243
Wisconsin Power & Light Co., 3.950%, 09/01/32	3,000,000	2,758,383
		16,358,563
Electric — Integrated (0.1%)
Berkshire Hathaway Energy Co., 3.750%, 11/15/23	250,000	247,156
Gas Utilities (0.7%)
National Fuel Gas Co.
4.750%, 09/01/28	1,000,000	943,650
5.200%, 07/15/25	1,000,000	991,989
ONEOK, Inc.
4.000%, 07/13/27	500,000	469,214
4.350%, 03/15/29	1,500,000	1,389,451
Washington Gas Light Co., Series K, 3.796%, 09/15/46	1,000,000	749,813
		4,544,117
Multi-Utilities (0.1%)
Atmos Energy Corp., 4.125%, 03/15/49	750,000	614,091
Eastern Energy Gas Holdings LLC, 3.550%, 11/01/23	250,000	246,743
		860,834
Water Utilities (0.2%)
American Water Capital Corp., 3.750%, 09/01/47	1,000,000	782,880
Aquarion Co., 4.000%, 08/15/24 (c)	500,000	493,099
		1,275,979
Total corporate obligations (cost: $228,781,821)		214,352,072
Total long-term debt securities (cost: $262,341,224)		246,721,118
	Shares	Value(a)
Mutual Funds (47.3%)
Investment Companies (47.3%)
iShares Core S&P 500 ETF	105,440	$40,511,102
SFT Index 500 Fund (g)	14,224,618	234,734,959
SPDR S&P 500 ETF Trust (d)	36,170	13,832,493
Vanguard S&P 500 ETF	20,175	7,088,284
Total mutual funds (cost: $168,921,296)		296,166,838
Short-Term Securities (12.3%)
Investment Companies (12.3%)
State Street Institutional U.S. Government Money Market Fund, current rate 4.120%	77,124,275	77,124,275
Total short-term securities (cost: $77,124,275)		77,124,275
Total investments excluding purchased options (99.1%) (cost: $508,386,795)		620,012,231
Total purchased options outstanding (0.1%) (cost: $993,552)		553,957
Total investments in securities (cost: $509,380,347) (h)		620,566,188
Cash and other assets in excess of liabilities (0.8%)		4,845,852
Total net assets (100.0%)		$625,412,040

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Foreign security: The Fund held 1.8% of net assets in foreign securities at December 31, 2022.

(c)  Security sold within terms of a private placement memorandum exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

(e)  Variable rate security.

(f)  Pursuant to the Fund's Liquidity Risk Management Program, this security has been determined to be illiquid by the Fund's Liquidity Risk Management Program Administrator.

(g)  Affiliated security.

(h)  At December 31, 2022, the cost of investments for federal income tax purposes was $510,224,207. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$137,908,686
Gross unrealized depreciation	(26,308,858)
Net unrealized appreciation	$111,599,828

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

Holdings of Open Futures Contracts

On December 31, 2022, securities with an aggregate market value of $17,738,529 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 500 E-Mini Index Future	March 2023	198	Short	$(39,573,236)	$(38,223,900)	$1,349,336

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2022:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$25	January 2023	3,203	$320,300	$294,676

Put Options Purchased:

The Fund had the following put options purchased open at December 31, 2022:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$3,720	January 2023	81	$8,100	$259,281

Call Options Written:

The Fund had the following call options written open at December 31, 2022

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$35	January 2023	3.203	$320,300	$(73,669)

Put Options Written:

The Fund had the following put options written open at December 31, 2022:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$3,330	January 2023	81	$8,100	$(17,820)

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities

December 31, 2022

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (105.5%)
Government Obligations (53.6%)
Other Government Obligations (0.8%)
Provincial or Local Government Obligations (0.8%)
Douglas County Public Utility District No. 1 Wells Hydroelectric Project Revenue, Series A, 5.450%, 09/01/40	$1,185,000	$1,156,311
Municipal Electric Authority of Georgia, 6.655%, 04/01/57	693,000	735,938
Ohio Water Development Authority, Series A2, 4.817%, 12/01/30	250,000	248,028
Port Authority of New York & New Jersey, 4.458%, 10/01/62	1,150,000	1,014,300
Texas A&M University, Series D, 4.000%, 05/15/31	325,000	305,386
		3,459,963
U.S. Government Agencies and Obligations (52.8%)
Federal Home Loan Mortgage Corporation (6.2%)
2.000%, 11/01/51	5,232,957	4,282,679
2.500%, 04/01/28	59,501	56,143
2.500%, 01/01/52	1,921,242	1,637,217
2.500%, 03/01/52	7,969,828	6,778,676
3.000%, 08/01/42	271,468	249,267
3.000%, 12/01/42	107,671	98,888
3.000%, 01/01/43	152,489	133,823
3.000%, 02/01/43	369,543	340,581
3.000%, 04/01/43	524,826	475,954
3.000%, 10/25/46	45,710	41,223
3.000%, 02/01/52	3,646,540	3,210,042
3.500%, 10/01/25	41,946	40,058
3.500%, 05/01/32	81,696	78,342
3.500%, 03/01/42	380,987	356,641
3.500%, 08/01/42	322,596	301,952
3.500%, 05/25/45	182,485	162,392
4.000%, 09/01/40	340,723	330,899
4.000%, 11/01/40	613,971	598,742
4.000%, 02/01/41	136,682	133,794
4.000%, 03/01/41	151,130	146,896
4.000%, 08/01/52	5,384,103	5,060,413
4.500%, 04/01/23	701	643
4.500%, 09/01/40	43,213	42,757
4.500%, 01/01/41	216,151	214,083
4.500%, 02/01/41	126,666	125,448
4.500%, 03/01/41	278,989	276,138
4.500%, 04/01/41	232,003	237,229
5.000%, 03/01/23	209	199
5.000%, 05/01/29	10,504	10,399
5.000%, 04/01/35	39,164	39,695
5.000%, 08/01/35	23,993	24,078
5.000%, 11/01/35	39,817	40,514
5.000%, 11/01/39	239,568	244,588
5.000%, 04/01/40	76,032	77,580
5.000%, 08/01/40	49,010	50,442
	Principal	Value(a)
5.339%, 10/25/29 (1-Month USD LIBOR + 0.950%) (b)	$340,525	$323,440
5.500%, 11/01/23	10,395	9,744
5.500%, 05/01/34	329,795	341,486
5.500%, 10/01/34	96,356	96,581
5.500%, 07/01/35	135,361	141,382
5.500%, 10/01/35	142,480	143,771
5.500%, 12/01/38	70,172	71,539
6.000%, 11/01/33	143,458	151,078
6.250%, 12/15/23	3,044	3,042
6.500%, 09/01/32	18,479	19,472
6.500%, 11/01/32	14,639	16,059
6.500%, 06/01/36	92,374	93,353
7.000%, 12/01/37	23,857	25,010
		27,334,372
Federal National Mortgage Association (28.7%)
2.000%, 11/01/51	10,265,677	8,401,492
2.000%, 01/12/53, TBA (d)	20,200,000	16,481,938
2.500%, 03/01/27	88,442	82,096
2.500%, 11/01/27	135,525	127,861
2.500%, 03/01/28	108,770	102,025
2.500%, 07/01/28	146,475	137,062
2.500%, 03/01/52	2,758,461	2,342,745
2.500%, 04/01/52	2,484,965	2,112,302
2.500%, 12/25/51, TBA (d)	29,775,000	25,285,488
3.000%, 11/01/27	63,649	60,679
3.000%, 09/01/42	73,075	65,782
3.000%, 01/01/46	75,765	68,179
3.000%, 04/01/52	6,016,812	5,291,259
3.000%, 02/25/52, TBA (d)	17,625,000	15,498,984
3.500%, 11/01/25	51,859	51,302
3.500%, 01/01/26	59,332	58,695
3.500%, 12/01/32	78,889	76,501
3.500%, 11/01/40	254,419	234,192
3.500%, 01/01/41	283,450	263,313
3.500%, 02/01/41	344,709	324,472
3.500%, 04/01/41	181,772	167,563
3.500%, 11/01/41	980,046	905,813
3.500%, 12/01/41	199,094	186,328
3.500%, 05/01/42	104,487	96,350
3.500%, 01/01/43	234,041	217,684
3.500%, 02/01/43	285,795	267,458
3.500%, 05/01/43	925,892	868,347
3.500%, 02/25/49, TBA (d)	3,600,000	3,276,563
4.000%, 12/01/40	38,977	37,806
4.000%, 04/01/41	568,535	544,059
4.000%, 09/01/41	155,425	151,317
4.000%, 11/01/41	92,100	89,380
4.000%, 06/01/42	268,308	260,056
4.000%, 09/01/43	163,753	158,310
4.500%, 04/01/25	6,756	6,710
4.500%, 05/25/34	537,000	526,154
4.500%, 05/01/35	86,325	91,499
4.500%, 07/01/35	226,907	222,187
4.500%, 09/01/37	79,909	78,250
4.500%, 06/01/39	81,466	80,945
4.500%, 04/01/41	703,449	699,617
4.500%, 07/01/41	480,421	473,809
4.500%, 07/01/47	200,986	199,912
4.500%, 08/01/52	6,106,672	5,896,606
See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
4.500%, 01/12/53, TBA (d)	$6,525,000	$6,296,625
5.000%, 06/25/23	2,550	2,537
5.000%, 07/01/23	2,380	2,399
5.000%, 11/01/33	96,534	98,245
5.000%, 03/01/34	75,061	76,487
5.000%, 05/01/34	15,866	15,886
5.000%, 12/01/34	91,535	93,148
5.000%, 07/01/35	83,077	85,298
5.000%, 08/01/35	34,051	34,797
5.000%, 03/01/38	38,075	38,846
5.000%, 04/01/38	67,054	68,282
5.000%, 06/01/39	58,124	59,684
5.000%, 12/01/39	215,358	221,181
5.000%, 06/01/40	27,490	27,781
5.000%, 04/01/41	222,978	227,713
5.000%, 01/12/53, TBA (d)	21,450,000	21,151,711
5.500%, 08/01/23	1,553	1,521
5.500%, 02/01/24	4,395	4,423
5.500%, 04/01/33	330,764	337,808
5.500%, 05/01/33	4,399	4,493
5.500%, 12/01/33	34,789	35,532
5.500%, 01/01/34	64,973	66,362
5.500%, 02/01/34	74,359	76,177
5.500%, 03/01/34	116,302	117,743
5.500%, 04/01/34	55,822	57,381
5.500%, 05/01/34	1,936	1,959
5.500%, 09/01/34	79,676	81,657
5.500%, 10/01/34	24,858	24,946
5.500%, 01/01/35	41,345	42,228
5.500%, 02/01/35	131,505	132,708
5.500%, 04/01/35	102,074	102,450
5.500%, 06/01/35	6,824	6,860
5.500%, 08/01/35	69,744	71,234
5.500%, 10/01/35	134,221	135,152
5.500%, 11/01/35	30,406	31,631
5.500%, 09/01/36	61,264	62,670
5.500%, 12/01/39	37,317	38,079
6.000%, 08/01/23	3,047	3,043
6.000%, 09/01/32	7,376	7,749
6.000%, 10/01/32	223,447	232,177
6.000%, 11/01/32	264,026	277,303
6.000%, 03/01/33	173,421	181,216
6.000%, 12/01/33	69,331	74,651
6.000%, 08/01/34	10,863	10,849
6.000%, 09/01/34	13,010	13,623
6.000%, 11/01/34	7,544	7,891
6.000%, 12/01/34	54,552	57,546
6.000%, 11/01/36	6,546	6,907
6.000%, 01/01/37	76,461	80,982
6.000%, 08/01/37	37,349	39,419
6.000%, 10/01/38	69,986	73,689
6.500%, 11/01/23	1,666	1,667
6.500%, 12/01/31	26,957	27,998
6.500%, 02/01/32	118,108	123,278
6.500%, 04/01/32	68,076	72,593
6.500%, 05/01/32	16,975	17,132
6.500%, 07/01/32	114,134	120,884
6.500%, 08/01/32	61,730	65,844
6.500%, 09/01/32	37,594	40,099
6.500%, 10/01/32	47,508	48,036
6.500%, 09/01/34	2,747	2,764
6.500%, 11/01/34	2,835	3,118
6.500%, 03/01/35	38,871	40,991
6.500%, 09/01/37	58,081	58,990
6.500%, 11/01/37	19,731	20,932
	Principal	Value(a)
7.000%, 07/01/31	$29,955	$31,512
7.000%, 09/01/31	93,079	97,946
7.000%, 11/01/31	82,523	86,821
7.000%, 02/01/32	36,774	36,948
7.000%, 03/01/32	8,891	9,563
7.000%, 07/01/32	37,328	40,134
7.500%, 04/01/31	33,007	33,772
7.500%, 05/01/31	7,833	8,252
8.689%, 02/25/25 (1-Month USD LIBOR + 4.300%) (b)	333,624	338,890
8.789%, 01/25/24 (1-Month USD LIBOR + 4.400%) (b)	31,097	31,880
8.839%, 01/25/29 (1-Month USD LIBOR + 4.450%) (b)	762,420	780,189
		125,710,002
Government National Mortgage Association (1.3%)
0.000%, 06/17/45 (b) (c)	117,445	1
1.000%, 12/20/42	39,231	32,842
3.000%, 03/15/45	479,663	431,699
3.000%, 04/15/45	872,600	775,678
3.000%, 05/15/45	39,513	35,132
3.250%, 04/20/33	84,301	76,404
3.250%, 03/20/35	693,623	663,129
3.250%, 11/20/35	393,402	376,073
3.250%, 01/20/36	661,193	631,931
3.500%, 11/15/40	58,589	54,804
3.500%, 04/20/46	238,610	223,026
3.750%, 03/20/46	588,881	562,570
4.000%, 07/20/31	209,556	207,411
4.000%, 04/20/39	147,367	142,256
4.000%, 12/20/40	394,630	377,254
4.000%, 01/15/41	19,771	19,421
4.000%, 02/15/41	166,007	161,694
4.000%, 10/15/41	103,679	99,242
4.000%, 12/20/44	46,535	45,263
4.500%, 06/15/40	119,478	118,542
5.000%, 05/15/33	29,877	30,718
5.000%, 12/15/39	44,640	46,188
5.000%, 01/15/40	386,360	396,410
5.000%, 07/15/40	80,502	81,700
5.500%, 07/15/38	95,241	100,046
5.500%, 10/15/38	155,075	160,135
		5,849,569
U.S. Treasury (16.6%)
U.S. Treasury Bond
2.000%, 11/15/41	48,275,000	34,735,371
4.000%, 11/15/52	15,180,000	15,343,659
U.S. Treasury Inflation-Indexed Notes, 0.625%, 07/15/32	594,819	546,490
U.S. Treasury Note
3.750%, 12/31/27	9,160,000	9,122,788
3.875%, 11/30/27	5,945,000	5,920,849
4.125%, 10/31/27	255,000	256,275
4.125%, 11/15/32	5,490,000	5,621,245
4.250%, 12/31/24	95,000	94,718
4.500%, 11/30/24	1,235,000	1,235,772
		72,877,167

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Vendee Mortgage Trust (0.0%)
Vendee Mortgage Trust, Series 1995-1, Class 2, 7.793%, 02/15/25	$4,030	$4,027
Total government obligations (cost: $246,553,698)		235,235,100
Asset-Backed Securities (10.2%)
AGL CLO 12 Ltd., Series 2021-12A, Class B, 5.843%, 07/20/34 (3-Month USD LIBOR + 1.600%) (b) (e)	875,000	822,611
AMSR Trust
Series 2021-SFR2, Class D, 2.278%, 08/17/38 (e)	1,150,000	976,183
Series 2021-SFR4, Class B, 2.417%, 12/17/38 (e)	4,950,000	4,310,732
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE1, Class M1, 5.363%, 02/25/34 (1-Month USD LIBOR + 0.975%) (b)	361,951	406,147
CarMax Auto Owner Trust, Series 2019-4, Class D, 2.800%, 04/15/26	1,400,000	1,345,586
Chase Funding Trust
Series 2002-3, Class 2A1, 5.029%, 08/25/32 (1-Month USD LIBOR + 0.640%) (b)	94,443	105,464
Series 2003-2, Class 2A2, 4.576%, 02/25/33 (1-Month USD LIBOR + 0.560%) (b)	123,519	126,468
CIFC Funding Ltd., Series 2022-3A, Class A, 5.398%, 04/21/35 (SOFRRATE + 1.410%) (b) (e)	1,250,000	1,216,180
Commonbond Student Loan Trust
Series 2017-AGS, Class C, 5.280%, 05/25/41 (e)	18,377	17,137
Series 2018-AGS, Class A1, 3.210%, 02/25/44 (e)	632,514	599,768
Series 2018-AGS, Class A2, 4.889%, 02/25/44 (1-Month USD LIBOR + 0.500%) (b) (e)	222,633	220,050
Series 2019-AGS, Class A1, 2.540%, 01/25/47 (e)	1,329,525	1,182,152
Series 2021-AGS, Class A, 1.200%, 03/25/52 (e)	550,277	464,555
Eaton Vance CLO Ltd., Series 2019-1A, Class AR, 5.179%, 04/15/31 (3-Month USD LIBOR + 1.100%) (b) (e)	1,000,000	981,056
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.730%, 07/15/26	1,850,000	1,774,071
	Principal	Value(a)
FirstKey Homes Trust
Series 2021-SFR1, Class B, 1.788%, 08/17/38 (e)	$2,075,000	$1,766,804
Series 2021-SFR2, Class D, 2.058%, 09/17/38 (e)	1,950,000	1,653,766
Home Partners of America Trust
Series 2021-1, Class A, 1.698%, 09/17/41 (e)	1,655,650	1,368,422
Series 2021-3, Class B, 2.649%, 01/17/41 (e)	3,738,556	3,114,813
HPS Loan Management Ltd., Series 2021-16A, Class A1, 5.465%, 01/23/35 (3-Month USD LIBOR + 1.140%) (b) (e)	1,150,000	1,111,759
Invitation Homes Trust, Series 2018-SFR4, Class C, 5.739%, 01/17/38 (1-Month USD LIBOR + 1.400%) (b) (e)	5,049,767	5,014,336
Morgan Stanley Dean Witter Capital I, Inc., Series 2002-NC3, Class A2, 4.949%, 08/25/32 (1-Month USD LIBOR + 0.560%) (b)	162,375	169,331
Navient Private Education Refi Loan Trust
Series 2020-HA, Class A, 1.310%, 01/15/69 (e)	859,775	762,515
Series 2021-BA, Class A, 0.940%, 07/15/69 (e)	1,651,329	1,388,790
Series 2021-CA, Class A, 1.060%, 10/15/69 (e)	824,990	698,126
Series 2021-FA, Class A, 1.110%, 02/18/70 (e)	1,500,766	1,265,593
Series 2022-A, Class A, 2.230%, 07/15/70 (e)	1,554,427	1,364,142
Octagon Investment Partners 46 Ltd., Series 2020-2A, Class BR, 5.729%, 07/15/36 (3-Month USD LIBOR + 1.650%) (b) (e)	1,125,000	1,076,640
Park Avenue Institutional Advisers CLO Ltd., Series 2021-1A, Class A1A, 5.633%, 01/20/34 (3-Month USD LIBOR + 1.390%) (b) (e)	675,000	661,513
Progress Residential Trust, Series 2021-SFR7, Class D, 2.341%, 08/17/40 (e)	1,525,000	1,187,120
Santander Bank Auto Credit-Linked Notes, Series 2021-1A, Class B, 1.833%, 12/15/31 (e)	801,839	770,975
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class D, 1.570%, 01/15/27 (e)	1,500,000	1,309,185

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.120%, 01/15/26	$984,988	$977,300
Saxon Asset Securities Trust, Series 2004-1, Class A, 2.047%, 03/25/35 (1-Month USD LIBOR + 0.540%) (b)	222,524	223,579
SoFi Professional Loan Program LLC, Series 2021-B, Class AFX, 1.140%, 02/15/47 (e)	2,089,868	1,627,072
Tricon American Homes Trust, Series 2020-SFR2, Class B, 1.832%, 11/17/39 (e)	975,000	808,293
Tricon Residential Trust, Series 2021-SFR1, Class B, 2.244%, 07/17/38 (e)	2,300,000	1,979,190
Total asset-backed securities (cost: $49,982,591)		44,847,424
Other Mortgage-Backed Securities (12.4%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (8.3%)
Agate Bay Mortgage Trust, Series 2015-1, Class B2, 3.666%, 01/25/4 (b) (e)	85,929	82,936
Bear Stearns Mortgage Securities, Inc., Series 1996-6, Class B2, 8.000%, 11/25/29	23,746	22,635
Bellemeade RE Ltd., Series 2018-3A, Class M1B, 6.239%, 10/25/28 (1-Month USD LIBOR + 1.850%) (b) (e) (f)	317,107	316,854
Citigroup Mortgage Loan Trust, Inc.
Series 2018-RP1, Class A1, 3.000%, 09/25/64 (b) (e)	143,843	137,134
Series 2021-INV1, Class A7A, 2.500%, 05/25/51 (b) (e)	1,948,221	1,667,632
CSMC Trust
Series 2013-6, Class B4,3.330%, 08/25/43 (b) (e)	1,039,606	877,732
Series 2017-HL1, Class A12,3.500%, 06/25/47 (b) (e)	953,266	873,034
Eagle RE Ltd., Series 2020-1, Class M1B, 5.839%, 01/25/30 (1-Month LIBOR + 1.450%) (b) (e) (f)	3,691,265	3,671,197
FARM Mortgage Trust, Series 2021-1, Class A, 2.180%, 01/25/51 (b) (e)	1,585,331	1,348,405
Flagstar Mortgage Trust
Series 2021-5INV, Class A5, 2.500%, 07/25/51 (b) (e)	2,109,078	1,805,322
Series 2021-6INV, Class A6, 2.500%, 08/25/51 (b) (e)	2,216,681	1,916,620
	Principal	Value(a)
GS Mortgage-Backed Securities Trust, Series 2014-EB1A, Class B4, 3.148%, 07/25/44 (b) (e)	$2,110,021	$1,912,762
JP Morgan Mortgage Trust
Series 2014-2, Class B1, 3.412%, 06/25/29 (b) (e)	85,169	73,151
Series 2016-3, Class B3, 3.282%, 10/25/46 (b) (e)	209,681	193,601
Series 2017-2, Class B4, 3.654%, 05/25/47 (b) (e)	2,840,176	2,152,142
Series 2021-13, Class A4, 2.500%, 04/25/52 (b) (e)	3,941,441	3,390,871
Series 2021-4, Class A5, 2.500%, 08/25/51 (b) (e)	2,400,000	1,637,377
JP Morgan Trust, Series 2015-6, Class B4, 3.535%, 10/25/45 (b) (e)	1,375,000	861,244
MRFC Mortgage Pass-Through Trust, Series 1998-2, Class B1, 6.750%, 06/25/28	3,046	3,075
Prudential Home Mortgage Securities Co., Inc., Series 1994-E, Class 5B, 7.479%, 09/28/24 (b) (e)	35	35
Radnor RE Ltd., Series 2019-1, Class M1B, 6.339%, 02/25/29 (1-Month USD LIBOR + 1.950%) (b) (e) (f)	726,645	718,304
Seasoned Credit Risk Transfer Trust
Series 2017-2, Class M1, 4.000%, 08/25/56 (b) (e)	1,053,117	1,019,182
Series 2017-3, Class M1, 4.000%, 07/25/56 (b)	1,434,320	1,402,058
Sequoia Mortgage Trust
Series 2013-8, Class B4, 3.488%, 06/25/43 (b)	473,469	348,437
Series 2015-1, Class B2, 3.913%, 01/25/45 (b) (e)	132,359	124,739
Series 2015-3, Class B1, 3.723%, 07/25/45 (b) (e)	209,247	197,153
Series 2015-4, Class B2, 3.136%, 11/25/30 (b) (e)	180,951	172,922
Series 2017-1, Class B3, 3.607%, 02/25/47 (b) (e)	1,012,345	771,641
Shellpoint Co-Originator Trust, Series 2017-1, Class B4, 3.603%, 04/25/47 (b) (e)	1,362,521	961,550
Structured Asset Mortgage Investments, Inc.
Series 1998-2, Class B, 6.750%, 05/02/30 (b)	5,650	125
Series 1998-2, Class C, 6.750%, 05/02/30 (b)	3,657	81
Towd Point Mortgage Trust
Series 2015-2, Class 2M2, 4.166%, 11/25/57 (b) (e)	2,702,710	2,672,231
Series 2015-4, Class M2, 3.750%, 04/25/55 (b) (e)	2,505,000	2,447,852
Series 2018-4, Class A1, 3.000%, 06/25/58 (b) (e)	1,814,834	1,626,928

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
WinWater Mortgage Loan Trust, Series 2015-4, Class B3, 3.677%, 06/20/45 (b) (e)	$1,599,161	$1,370,090
		36,777,052
Commercial Mortgage-Backed Securities (4.1%)
BAMLL Commercial Mortgage Securities Trust, Series 2014-520M, Class A, 4.185%, 08/15/46 (b) (e)	1,350,000	1,050,386
BB-UBS Trust
Series 2012-SHOW, Class C, 4.026%, 11/05/36 (b) (e)	500,000	479,875
Series 2012-SHOW, Class D, 4.026%, 11/05/36 (b) (e)	500,000	470,048
BX Trust, Series 2022-PSB, Class D, 9.029%, 08/15/39 (b) (e)	820,507	812,155
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3, 3.839%, 12/10/54	500,000	472,798
Citigroup Commercial Mortgage Trust, Series 2018-TBR, Class A, 5.273%, 12/15/36 (1-Month USD LIBOR + 0.830%) (b) (e)	4,000,000	3,910,245
Irvine Core Office Trust, Series 2013-IRV, Class A1, 2.068%, 05/15/48 (e)	20,109	20,010
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5, 3.723%, 03/15/50	1,000,000	933,830
One Market Plaza Trust, Series 2017-1MKT, Class A, 3.614%, 02/10/32 (e)	992,000	960,495
UBS Commercial Mortgage Trust
Series 2017-C1, Class AS, 3.724%, 06/15/50	2,750,000	2,433,444
Series 2017-C6, Class A5, 3.580%, 12/15/50	3,500,000	3,206,865
Series 2017-C7, Class AS, 4.061%, 12/15/50 (b)	1,505,000	1,360,092
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A4, 3.637%, 06/15/48	1,905,000	1,810,046
		17,920,289
Total other mortgage-backed securities (cost: $62,602,573)		54,697,341
Corporate Obligations (26.3%)
Basic Materials (0.1%)
Chemicals (0.1%)
International Flavors & Fragrances, Inc., 2.300%, 11/01/30 (e)	500,000	395,576
SK Invictus Intermediate II Sarl, 5.000%, 10/30/29 (e) (f)	50,000	40,063
		435,639
	Principal	Value(a)
Communication Services (0.3%)
Wireless Telecommunication Services (0.3%)
T-Mobile USA, Inc., 2.550%, 02/15/31	$1,500,000	$1,229,249
Communications (1.6%)
Cable/Satellite TV (0.4%)
Charter Communications Operating LLC/Charter Communications Operating Capital
2.800%, 04/01/31	1,130,000	883,683
4.800%, 03/01/50	1,000,000	733,849
		1,617,532
Media (0.3%)
Cable One, Inc., 4.000%, 11/15/30 (e)	162,000	127,575
CSC Holdings LLC
5.375%, 02/01/28 (e)	200,000	161,250
6.500%, 02/01/29 (e)	554,000	454,280
7.500%, 04/01/28 (e)	50,000	33,750
Paramount Global, 4.200%, 05/19/32	250,000	205,052
Time Warner Cable LLC, 5.500%, 09/01/41	535,000	446,163
		1,428,070
Telecommunication (0.6%)
AT&T, Inc., 3.550%, 09/15/55	1,787,000	1,208,716
CommScope, Inc., 4.750%, 09/01/29 (e)	264,000	212,850
Crown Castle Towers LLC, 4.241%, 07/15/48 (e)	625,000	570,277
Intelsat Jackson Holdings SA, 6.500%, 03/15/30 (e) (f)	151,000	132,314
Level 3 Financing, Inc., 4.250%, 07/01/28 (e)	536,000	422,100
Zayo Group Holdings, Inc., 4.000%, 03/01/27 (e)	161,000	118,536
		2,664,793
Wireless Telecommunication Services (0.3%)
Sprint Spectrum Co. LLC/ Sprint Spectrum Co. II LLC/ Sprint Spectrum Co. III LLC, 5.152%, 09/20/29 (e)	500,000	493,433
T-Mobile USA, Inc., 2.625%, 04/15/26	1,000,000	915,978
		1,409,411
Consumer Cyclical (0.7%)
Entertainment (0.5%)
Caesars Entertainment, Inc.
4.625%, 10/15/29 (e)	169,000	137,524
8.125%, 07/01/27 (e)	92,000	90,275
Warnermedia Holdings, Inc.
5.050%, 03/15/42 (e)	1,000,000	770,881
5.141%, 03/15/52 (e)	1,500,000	1,103,931
		2,102,611

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Retail (0.2%)
Alimentation Couche-Tard, Inc., 3.800%, 01/25/50 (e) (f)	$500,000	$353,262
Fertitta Entertainment LLC/ Fertitta Entertainment Finance Co., Inc., 6.750%, 01/15/30 (e)	55,000	44,275
FirstCash, Inc., 5.625%, 01/01/30 (e)	254,000	226,060
Michaels Cos., Inc., 7.875%, 05/01/29 (e)	341,000	226,765
		850,362
Consumer, Non-cyclical (2.3%)
Agricultural Products (0.3%)
Imperial Brands Finance PLC
3.875%, 07/26/29 (e) (f)	30,000	25,671
6.125%, 07/27/27 (e) (f)	470,000	464,713
Reynolds American, Inc., 5.850%, 08/15/45	1,000,000	858,961
		1,349,345
Beverages (0.1%)
Anheuser-Busch InBev Worldwide, Inc., 4.600%, 04/15/48	371,000	327,547
Biotechnology (0.1%)
Grifols Escrow Issuer SA, 4.750%, 10/15/28 (e) (f)	271,000	234,754
Commercial Services (0.1%)
Rent-A-Center, Inc., 6.375%, 02/15/29 (e)	54,000	43,267
WASH Multifamily Acquisition, Inc., 5.750%, 04/15/26 (e)	236,000	221,250
		264,517
Food (0.3%)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.750%, 04/01/33 (e) (f)	1,500,000	1,425,000
Food Products (0.2%)
Kraft Heinz Foods Co., 5.200%, 07/15/45	750,000	694,888
Pilgrim's Pride Corp., 3.500%, 03/01/32 (e)	560,000	438,200
		1,133,088
Household Products (0.0%)
Spectrum Brands, Inc., 5.500%, 07/15/30 (e)	132,000	116,655
Pharmaceuticals (1.2%)
BAT Capital Corp.
2.726%, 03/25/31	750,000	586,775
4.540%, 08/15/47	1,000,000	715,383
Bayer U.S. Finance II LLC
4.375%, 12/15/28 (e)	1,500,000	1,413,480
4.400%, 07/15/44 (e)	1,000,000	791,207
	Principal	Value(a)
Becton Dickinson & Co., 4.298%, 08/22/32	$1,000,000	$939,559
CVS Health Corp., 5.050%, 03/25/48	1,000,000	900,796
		5,347,200
Energy (1.6%)
Oil & Gas (0.5%)
KazMunayGas National Co. JSC, 5.375%, 04/24/30 (f)	500,000	453,125
NGPL PipeCo LLC, 3.250%, 07/15/31 (e)	1,000,000	814,532
Qatar Energy, 2.250%, 07/12/31 (f)	500,000	414,033
Transocean Phoenix 2 Ltd., 7.750%, 10/15/24 (e) (f)	92,800	91,872
Transocean Proteus Ltd., 6.250%, 12/01/24 (e) (f)	93,600	92,664
USA Compression Partners LP/USA Compression Finance Corp., 6.875%, 09/01/27	246,000	231,240
		2,097,466
Pipelines (1.1%)
Energy Transfer LP
6.250%, 04/15/49	190,000	178,260
6.850%, 02/15/40	1,850,000	1,776,364
Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/34 (e) (f)	462,330	392,745
Plains All American Pipeline LP/PAA Finance Corp., 3.550%, 12/15/29	500,000	434,032
Rockies Express Pipeline LLC, 4.950%, 07/15/29 (e)	256,000	231,680
Tennessee Gas Pipeline Co. LLC, 8.375%, 06/15/32	1,500,000	1,711,561
TransMontaigne Partners LP/TLP Finance Corp., 6.125%, 02/15/26	156,000	134,160
Venture Global Calcasieu Pass LLC, 4.125%, 08/15/31 (e)	260,000	220,350
		5,079,152
Financial (13.7%)
Banks (10.3%)
ABN AMRO Bank NV, 2.470%, 12/13/29 (1-Year CMT + 1.100%) (b) (e) (f)	500,000	405,513
Bank of America Corp.
2.496%, 02/13/31 (3-Month USD LIBOR + 0.990%) (b)	1,000,000	814,438
2.572%, 10/20/32 (SOFRRATE + 1.210%) (b)	1,000,000	785,084
3.974%, 02/07/30 (3-Month USD LIBOR + 1.210%) (b)	4,040,000	3,667,201

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Citigroup, Inc.
1.281%, 11/03/25 (SOFRRATE + 0.528%) (b)	$2,625,000	$2,419,179
2.520%, 11/03/32 (SOFRRATE + 1.177%) (b)	750,000	584,637
2.666%, 01/29/31 (SOFRRATE + 1.146%) (b)	1,000,000	821,588
3.057%, 01/25/33 (b)	330,000	266,823
Credit Suisse Group AG
3.091%, 05/14/32 (SOFRRATE + 1.730%) (b) (e) (f)	3,935,000	2,725,531
6.537%, 08/12/33 (b) (e) (f)	320,000	282,491
9.016%, 11/15/33 (b) (e) (f)	1,690,000	1,741,312
Goldman Sachs Group, Inc.
1.431%, 03/09/27 (SOFRRATE + 0.798%) (b)	300,000	263,152
2.383%, 07/21/32 (SOFRRATE + 1.248%) (b)	3,785,000	2,947,220
HSBC Holdings PLC
2.013%, 09/22/28 (SOFRRATE + 1.732%) (b) (f)	1,000,000	836,968
2.357%, 08/18/31 (b) (f)	1,770,000	1,355,200
2.804%, 05/24/32 (SOFRRATE + 1.187%) (b) (f)	1,500,000	1,159,663
JPMorgan Chase & Co.
0.969%, 06/23/25 (3-Month USD TERM SOFR + 0.580%) (b)	1,000,000	932,662
1.470%, 09/22/27 (SOFRRATE + 0.765%) (b)	1,500,000	1,297,863
2.580%, 04/22/32 (SOFRRATE + 1.250%) (b)	1,000,000	804,978
3.540%, 05/01/28 (3-Month USD LIBOR + 1.380%) (b)	2,500,000	2,315,775
Lloyds Banking Group PLC, 4.976%, 08/11/33 (b) (f)	495,000	455,955
Lloyds Banking Group PLC
1.627%, 05/11/27 (1-Year CMT + 0.850%) (b) (f)	1,000,000	866,302
3.574%, 11/07/28 (3-Month USD LIBOR + 1.205%) (b) (f)	1,000,000	901,041
Morgan Stanley
0.529%, 01/25/24 (SOFRRATE + 0.455%) (b)	3,700,000	3,665,153
1.164%, 10/21/25 (b)	800,000	736,790
1.928%, 04/28/32 (SOFRRATE + 1.020%) (b)	1,894,000	1,436,732
NatWest Group PLC, 4.269%, 03/22/25 (3-Month USD LIBOR + 1.762%) (b) (f)	1,000,000	975,151
PNC Financial Services Group, Inc., 6.037%, 10/28/33	425,000	446,040
Santander UK Group Holdings PLC, 2.469%, 01/11/28 (SOFRRATE + 1.220%) (b) (f)	2,000,000	1,711,150
	Principal	Value(a)
U.S. Bancorp
3.000%, 07/30/29	$765,000	$673,800
Series J,5.300%, 04/15/27 (3-Month USD LIBOR + 2.914%) (b)	800,000	698,000
5.850%, 10/21/33	430,000	449,843
Wells Fargo & Co.
2.393%, 06/02/28 (SOFRRATE + 2.100%) (b)	4,125,000	3,649,235
2.879%, 10/30/30 (3-Month USD TERM SOFR + 1.431%) (b)	1,000,000	852,960
3.000%, 10/23/26	1,100,000	1,018,038
		44,963,468
Diversified Financial Services (0.4%)
DY7 Leasing LLC, 2.578%, 12/10/25	31,426	30,297
Helios Leasing I LLC, 1.825%, 05/16/25	34,056	32,735
Macquarie Group Ltd., 2.691%, 06/23/32 (SOFRRATE + 1.440%) (b) (e) (f)	2,075,000	1,592,544
		1,655,576
Finance (1.1%)
AerCap Ireland Capital DAC/ AerCap Global Aviation Trust, 3.300%, 01/30/32 (f)	1,500,000	1,169,412
Air Lease Corp., 3.250%, 10/01/29	1,500,000	1,277,508
Avolon Holdings Funding Ltd., 2.528%, 11/18/27 (e) (f)	1,500,000	1,209,375
Seasoned Credit Risk Transfer Trust, Series 2021-3, Class TT, 2.000%, 03/25/61	1,292,498	1,158,829
		4,815,124
Insurance (0.7%)
Acrisure LLC/Acrisure Finance, Inc., 7.000%, 11/15/25 (e)	48,000	44,040
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.750%, 10/15/27 (e)	50,000	44,938
AssuredPartners, Inc., 5.625%, 01/15/29 (e)	48,000	39,120
Athene Global Funding, 1.985%, 08/19/28 (e)	1,000,000	806,408
Farmers Insurance Exchange, 4.747%, 11/01/57 (3-Month USD LIBOR + 3.231%) (b) (e)	500,000	397,155
Teachers Insurance & Annuity Association of America, 4.270%, 05/15/47 (e)	2,125,000	1,759,137
		3,090,798
Real Estate Investment Trust — Health Care (0.2%)
Healthcare Realty Holdings LP, 3.100%, 02/15/30	1,000,000	840,749

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Real Estate Investment Trust — Office Property (0.1%)
Hudson Pacific Properties LP
3.250%, 01/15/30	$590,000	$452,645
5.950%, 02/15/28	35,000	32,866
		485,511
Residential REITs (0.0%)
Invitation Homes Operating Partnership LP, 2.700%, 01/15/34	180,000	131,710
Savings and Loans (0.1%)
Nationwide Building Society, 2.972%, 02/16/28 (SOFRRATE + 1.290%) (b) (e) (f)	500,000	441,198
Specialized REITs (0.8%)
Extra Space Storage LP, 2.550%, 06/01/31	575,000	451,639
GLP Capital LP/GLP Financing II, Inc.
4.000%, 01/15/30	472,000	413,963
5.300%, 01/15/29	1,000,000	947,668
5.375%, 04/15/26	500,000	491,850
VICI Properties LP/VICI Note Co., Inc.
3.750%, 02/15/27 (e)	40,000	36,200
3.875%, 02/15/29 (e)	1,500,000	1,314,375
		3,655,695
Health Care (2.1%)
Health Care Providers & Services (2.1%)
Centene Corp.
3.000%, 10/15/30	1,087,000	891,340
4.250%, 12/15/27	715,000	672,100
CommonSpirit Health, 4.350%, 11/01/42	460,000	389,188
HCA, Inc.
3.500%, 09/01/30	650,000	559,813
3.625%, 03/15/32 (e)	1,000,000	848,966
4.625%, 03/15/52 (e)	680,000	534,870
5.250%, 04/15/25	455,000	453,863
5.375%, 02/01/25	545,000	545,000
ModivCare Escrow Issuer, Inc., 5.000%, 10/01/29 (e)	157,000	131,095
ModivCare, Inc., 5.875%, 11/15/25 (e)	96,000	90,720
Molina Healthcare, Inc., 3.875%, 05/15/32 (e)	789,000	668,677
New York & Presbyterian Hospital, 2.256%, 08/01/40	1,175,000	780,514
NYU Langone Hospitals, Series 2020, 3.380%, 07/01/55	2,354,000	1,613,549
Sinai Health System, 3.034%, 01/20/36	1,150,000	1,021,037
		9,200,732
	Principal	Value(a)
Industrials (0.2%)
Construction & Engineering (0.0%)
Artera Services LLC, 9.033%, 12/04/25 (e)	$162,000	$134,460
Containers & Packaging (0.1%)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.250%, 08/15/27 (e) (f)	446,000	336,730
Trivium Packaging Finance BV
5.500%, 08/15/26 (e) (f)	191,000	177,869
8.500%, 08/15/27 (e) (f)	48,000	44,220
		558,819
Environmental Control (0.1%)
Waste Pro USA, Inc., 5.500%, 02/15/26 (e)	354,000	311,962
Machinery (0.0%)
OT Merger Corp., 7.875%, 10/15/29 (e)	63,000	33,390
Information Technology (0.6%)
Computers (0.1%)
NCR Corp., 5.125%, 04/15/29 (e)	489,000	405,870
IT Services (0.1%)
Global Payments, Inc.
5.400%, 08/15/32	225,000	215,433
5.950%, 08/15/52	293,000	267,908
		483,341
Software (0.4%)
Gen Digital, Inc., 6.750%, 09/30/27 (e)	225,000	220,500
Open Text Corp., 6.900%, 12/01/27 (e)	85,000	85,106
Oracle Corp.
3.600%, 04/01/50	1,000,000	682,023
3.850%, 07/15/36	500,000	404,187
6.900%, 11/09/52	215,000	233,677
		1,625,493
Real Estate (0.0%)
Residential REITs (0.0%)
Invitation Homes Operating Partnership LP, 2.000%, 08/15/31	60,000	44,367
Technology (0.1%)
Semiconductor Equipment (0.1%)
Broadcom, Inc., 3.419%, 04/15/33 (e)	500,000	403,155
Transport-Services (0.2%)
Airlines (0.2%)
JetBlue Pass Through Trust, Series 2020-1, Class A, 4.000%, 05/15/34	747,448	656,821

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Utilities (2.8%)
Electric Utilities (1.7%)
American Transmission System, Inc., 2.650%, 01/15/32 (e)	$975,000	$800,836
Duke Energy Carolinas LLC, 4.250%, 12/15/41	2,030,000	1,769,582
Entergy Mississippi LLC, 3.250%, 12/01/27	500,000	457,298
Eversource Energy, Series N, 3.800%, 12/01/23	950,000	938,749
FirstEnergy Corp., 2.650%, 03/01/30	266,000	217,725
FirstEnergy Transmission LLC, 5.450%, 07/15/44 (e)	2,000,000	1,877,500
MidAmerican Energy Co., 4.250%, 07/15/49	1,750,000	1,486,861
		7,548,551
Electric — Integrated (0.2%)
Exelon Corp., 4.050%, 04/15/30	1,000,000	931,474
Gas Utilities (0.9%)
East Ohio Gas Co., 1.300%, 06/15/25 (e)	1,380,000	1,250,048
Piedmont Natural Gas Co., Inc., 3.350%, 06/01/50	1,410,000	954,966
Southern Co. Gas Capital Corp.
3.875%, 11/15/25	1,105,000	1,060,136
4.400%, 05/30/47	775,000	623,202
		3,888,352
Total corporate obligations (cost: $127,675,495)		115,419,007
Bank Loans (2.1%)
Acrisure LLC, 2020 Term Loan B, 7.884%, 02/15/27 (1-Month USD LIBOR + 3.500%) (b) (e)	248,721	232,865
AI Aqua Merger Sub, Inc., 2021 1st Lien Term Loan B, 7.967%, 07/31/28 (1-Month USD SOFRRATE+ 3.750%) (b) (e)	248,750	233,203
Amentum Government Services Holdings LLC, Term Loan B, 8.170%, 01/29/27 (3-Month USD LIBOR + 4.000%) (b) (e)	248,725	242,506
American Airlines, Inc., 2021 Term Loan, 8.993%, 04/20/28 (3-Month USD LIBOR + 4.750%) (b) (e)	29,399	29,227
Arches Buyer, Inc., 2021 Term Loan B, 7.634%, 12/06/27 (1-Month USD LIBOR + 3.250%) (b) (d) (e)	38,046	35,106
	Principal	Value(a)
Asurion LLC
2021 Second Lien Term Loan B4, 9.634%, 01/20/29 (1-Month USD LIBOR + 5.250%) (b) (e)	$22,509	$17,370
2022 Term Loan B10, 8.680%, 08/19/28 (3-Month USD TERM SOFR + 4.000%) (b) (e)	249,375	222,567
Bausch & Lomb, Inc., Term Loan, 7.842%, 05/10/27, (3-Month USD SOFR + 3.250%) (b) (d) (e)	27,196	25,757
Caesars Resort Collection LLC, 2020 Term Loan B1, 7.884%, 07/21/25 (1-Month USD LIBOR + 3.500%) (b) (e)	347,294	346,100
CDK Global, Inc., 2022 USD Term Loan B, 9.080%, 07/06/29 (3-Month USD SOFR + 4.500%) (b) (e)	250,000	247,617
CommScope, Inc., 2019 Term Loan B, 7.634%, 04/06/26 (1-Month USD LIBOR + 3.250%) (b) (e)	248,715	233,869
Corporation Service Co., Term Loan B, 7.673%, 11/02/29 (1-Month USD SOFR + 3.250%) (b) (d) (e)	250,000	247,500
Crown Finance U.S., Inc, 2022 DIP Term Loan, 14.417%, 09/07/23 (1-Month USD SOFR + 10.000%) (b) (d) (e)	106,909	104,851
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 8.073%, 04/09/27 (1-Month USD SOFR + 3.750%) (b)	21,390	19,920
DirecTV Financing LLC, Term Loan, 9.384%, 08/02/27 (1-Month USD LIBOR + 5.000%) (b) (e)	237,936	230,760
Fertitta Entertainment LLC, 2022 Term Loan B, 8.323%, 01/27/29 (1-Month USD SOFRRATE + 4.000%) (b) (e)	248,747	235,860
Formula One Holdings Ltd., Term Loan B, 7.573%, 01/15/30 (3-Month USD SOFR + 3.250%) (b) (d) (e)	8,453	8,444
Gainwell Acquisition Corp., Term Loan B, 8.730%, 10/01/27 (3-Month USD LIBOR + 4.000%) (b) (e)	248,731	234,740

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 6.384%, 11/15/27 (1-Month USD LIBOR + 2.000%) (b) (e)	$250,000	$240,972
Hostess Brands LLC, 2019 Term Loan, 6.665%, 08/03/25 (3-Month USD LIBOR + 2.250%) (b) (e)	226,337	225,291
Hub International Ltd., 2021 Term Loan B, 7.528%, 04/25/25 (3-Month USD LIBOR + 3.250%) (b) (e)	248,731	246,244
II-VI, Inc., 2022 Term Loan B, 7.134%, 07/02/29 (3-Month USD LIBOR + 2.750%) (b) (e)	262,031	259,083
Ingram Micro, Inc., 2021 Term Loan B, 8.230%, 06/30/28 (3-Month USD LIBOR + 3.500%) (b) (e)	248,737	244,540
Intelsat Jackson Holdings SA, 2021 Exit Term Loan B, 7.445%, 02/01/29 (6-Month USD SOFRRATE + 4.500%) (b) (e)	237,696	229,139
J&J Ventures Gaming LLC, Term Loan, 8.730%, 04/26/28 (3-Month USD LIBOR + 4.000%) (b) (e)	248,741	237,547
Jazz Financing Lux SARL, USD Term Loan, 7.884%, 05/05/28 (1-Month USD LIBOR + 3.500%) (b) (e)	224,299	222,088
Medline Borrower LP, USD Term Loan B, 7.634%, 10/23/28 (1-Month USD LIBOR + 3.250%) (b) (e)	248,747	235,936
Mitnick Corporate Purchaser, Inc., Term Loan, 8.944%, 05/02/29 (3-Month USD SOFR + 4.750%) (b) (e)	21,945	20,505
Naked Juice LLC, Term Loan, 7.930%, 01/24/29 (3-Month USD TERM SOFRRATE + 3.250%) (b) (e)	249,373	222,165
NortonLifeLock, Inc., 2022 Term Loan B, 6.423%, 09/12/29 (1-Month USD SOFR + 2.000%) (b) (e)	250,000	245,312
Open Text Corp., Term Loan B, 6.134%, 05/30/25 (1-Month USD LIBOR + 1.750%) (b) (d) (e)	29,202	28,454
	Principal	Value(a)
Organon & Co., USD Term Loan, 7.750%, 06/02/28 (3-Month USD LIBOR + 3.000%) (b) (e)	$500,427	$494,589
Peraton Corp., Term Loan B, 8.139%, 02/01/28 (1-Month USD LIBOR + 3.750%) (b) (e)	248,711	242,538
Playtika Holding Corp., 2021 Term Loan, 7.134%, 03/13/28 (1-Month USD LIBOR + 2.750%) (b) (e)	249,367	237,522
Pre-Paid Legal Services, Inc., 2021 Term Loan, 8.134%, 12/15/28 (1-Month USD LIBOR + 3.750%) (b) (e)	248,747	239,046
Proofpoint, Inc., 1st Lien Term Loan, 7.985%, 08/31/28 (3-Month USD LIBOR + 3.250%) (b) (e)	248,744	238,561
RealPage, Inc., 1st Lien Term Loan, 7.384%, 04/24/28 (1-Month USD LIBOR + 3.000%) (b) (e)	21,889	20,786
SBA Senior Finance II LLC, 2018 Term Loan B, 6.140%, 04/11/25 (1-Month USD LIBOR + 1.750%) (b) (e)	249,347	248,323
Scientific Games International, Inc., 2022 USD Term Loan, 7.417%, 04/14/29 (1-Month USD SOFR + 3.000%) (b) (e)	248,750	244,915
Spin Holdco, Inc., 2021 Term Loan, 7.144%, 03/04/28 (3-Month USD LIBOR + 4.000%) (b) (e)	248,734	210,180
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, 8.480%, 10/01/26 (3-Month USD LIBOR + 3.750%) (b) (e)	248,734	237,817
Trans Union LLC, 2019 Term Loan B5, 6.134%, 11/16/26 (1-Month USD LIBOR + 1.750%) (b) (e)	100,860	99,373
TruGreen LP, 2020 Term Loan, 8.384%, 11/02/27 (1-Month USD LIBOR + 4.000%) (b) (e)	248,731	218,883
United Airlines, Inc., 2021 Term Loan B, 8.108%, 04/21/28 (3-Month USD LIBOR + 3.750%) (b) (e)	248,734	244,796

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Whatabrands LLC, 2021 Term Loan B, 7.637%, 08/03/28 (1-Month USD LIBOR + 3.250%) (b) (e)	$248,744	$240,193
Yum Brands, 2021 Term Loan B, 6.089%, 03/15/28 (1-Month USD LIBOR + 1.750%) (b) (e)	59,572	58,567
Zayo Group Holdings, Inc., USD Term Loan, 7.384%, 03/09/27 (1-Month USD LIBOR + 3.000%) (b) (e)	300,000	241,792
Total Bank Loans (cost: $9,203,909)		9,123,419
Foreign Bonds (0.9%)
Brazilian Government International Bond, 3.875%, 06/12/30 (f)	400,000	347,371
Colombia Government International Bond, 3.000%, 01/30/30 (f)	300,000	230,534
Dominican Republic International Bond, 4.875%, 09/23/32 (f)	150,000	125,063
Guatemala Government Bond, 4.900%, 06/01/30 (f)	200,000	189,000
Hungary Government International Bond, 2.125%, 09/22/31 (f)	250,000	185,002
Mexico Government International Bond, 2.659%, 05/24/31 (f)	600,000	486,000
Panama Government International Bond, 2.252%, 09/29/32 (f)	500,000	370,625
Paraguay Government International Bond, 4.950%, 04/28/31 (e) (f)	300,000	291,375
Perusahaan Penerbit SBSN Indonesia III, 2.800%, 06/23/30 (e) (f)	500,000	437,500
Peruvian Government International Bond, 2.844%, 06/20/30 (f)	400,000	339,406
Philippine Government International Bond, 1.950%, 01/06/32 (f)	250,000	204,184
Republic of Poland Government International Bond, 5.750%, 11/16/32 (f)	22,000	23,392
Republic of South Africa Government International Bond, 4.850%, 09/30/29 (f)	400,000	356,494
Romanian Government International Bond, 3.000%, 02/14/31 (f)	300,000	235,734
Total Foreign Bonds (cost: $3,844,129)		3,821,680
Total long-term debt securities (cost: $499,862,395)		463,143,971
	Shares/ Principal	Value(a)
Short-Term Securities (16.5%)
Investment Companies (4.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 4.120%	19,232,086	$19,232,086
U.S. Government Obligations (12.1%)
Federal Home Loan Bank, 4.290%, 02/28/23	$15,000,000	14,898,585
U.S. Treasury Bill
3.300%, 01/19/23	36,575,000	36,513,148
4.640%, 05/25/23	1,785,000	1,753,105
Total U.S. government obligations (cost: $53,202,181)		53,164,838
Total short-term securities (cost: $72,434,267)		72,396,924
Total investments in securities (cost: $572,296,662) (g)		535,540,895
Liabilities in excess of cash and other assets (-22.0%)		(96,583,197)
Total net assets (100.0%)		$438,957,698

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Variable rate security.

(c)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(d)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2022, the total cost of investments issued on a when-issued or forward commitment basis was $89,082,094.

(e)  Security sold within terms of a private placement memorandum exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(f)  Foreign security: The Fund held 7.1% of net assets in foreign securities at December 31, 2022.

(g)  At December 31, 2022, the cost of investments for federal income tax purposes was $572,787,759. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$863,466
Gross unrealized depreciation	(38,006,526)
Net unrealized depreciation	$(37,143,060)

Holdings of Open Futures Contracts

On December 31, 2022, $1,315,000 in cash has been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
2 Year U.S. Treasury Note	March 2023	542	Long	$111,026,155	$111,152,344	$126,189
5 Year U.S. Treasury Note	March 2023	90	Long	9,720,054	9,713,672	(6,382)
10 Year U.S. Ultra	March 2023	40	Short	(4,744,168)	(4,731,250)	12,918
U.S. Ultra Bond	March 2023	103	Short	(13,805,267)	(13,834,187)	(28,921)
					$102,300,579	$103,804

See accompanying notes to financial statements.

SFT Delaware IvySM Growth Fund
Investments in Securities

December 31, 2022

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.2%)
Consumer Discretionary (12.8%)
Automobiles (2.1%)
Ferrari NV (b)	47,655	$10,208,654
Hotels, Restaurants & Leisure (1.2%)
Booking Holdings, Inc. (c)	2,926	5,896,709
Internet & Catalog Retail (4.7%)
Amazon.com, Inc. (c)	266,965	22,425,060
Specialty Retail (1.3%)
Home Depot, Inc.	19,896	6,284,351
Textiles, Apparel & Luxury Goods (3.5%)
LVMH Moet Hennessy Louis Vuitton SE ADR (b)	52,431	7,595,679
NIKE, Inc. Class B	76,392	8,938,628
		16,534,307
Consumer Staples (3.6%)
Beverages (3.4%)
Coca-Cola Co.	252,814	16,081,499
Personal Care (0.2%)
Estee Lauder Cos., Inc. Class A	4,429	1,098,879
Financial (4.9%)
Capital Markets (4.9%)
Intercontinental Exchange, Inc.	110,992	11,386,669
S&P Global, Inc.	35,929	12,034,059
		23,420,728
Health Care (10.3%)
Health Care Equipment & Supplies (5.0%)
Cooper Cos., Inc.	29,217	9,661,185
Danaher Corp.	27,672	7,344,702
Intuitive Surgical, Inc. (c)	26,882	7,133,139
		24,139,026
Health Care Providers & Services (4.3%)
UnitedHealth Group, Inc.	38,510	20,417,232
Pharmaceuticals (1.0%)
Zoetis, Inc.	32,679	4,789,108
Industrials (10.2%)
Professional Services (7.5%)
CoStar Group, Inc. (c)	262,432	20,280,745
Equifax, Inc.	13,996	2,720,262
TransUnion	157,593	8,943,403
Verisk Analytics, Inc.	23,272	4,105,646
		36,050,056
Road & Rail (2.7%)
JB Hunt Transport Services, Inc.	51,657	9,006,915
Union Pacific Corp.	18,916	3,916,936
		12,923,851
	Shares	Value(a)
Information Technology (57.4%)
Communications Equipment (4.9%)
Motorola Solutions, Inc.	90,668	$23,366,050
Computers & Peripherals (7.9%)
Apple, Inc.	291,364	37,856,924
Interactive Media & Services (5.8%)
Alphabet, Inc. Class A (c)	273,474	24,128,611
Alphabet, Inc. Class C (c)	42,161	3,740,946
		27,869,557
IT Services (13.5%)
Broadridge Financial Solutions, Inc.	65,715	8,814,353
PayPal Holdings, Inc. (c)	61,431	4,375,116
VeriSign, Inc. (c)	111,578	22,922,584
Visa, Inc. Class A	136,472	28,353,423
		64,465,476
Semiconductors & Semiconductor Equipment (2.7%)
NVIDIA Corp.	87,548	12,794,265
Software (22.6%)
Adobe, Inc. (c)	27,317	9,192,990
Autodesk, Inc. (c)	31,562	5,897,991
Electronic Arts, Inc.	121,496	14,844,381
Intuit, Inc.	28,321	11,023,099
Microsoft Corp.	246,512	59,118,508
Salesforce, Inc. (c)	45,991	6,097,947
Veeva Systems, Inc. Class A (c)	11,413	1,841,830
		108,016,746
Total common stocks (cost: $331,576,005)		474,638,478
Short-Term Securities (0.8%)
Investment Companies (0.8%)
State Street Institutional U.S. Government Money Market Fund, current rate 4.120%	3,803,470	3,803,470
Total short-term securities (cost: $3,803,470)		3,803,470
Total investments in securities (cost: $335,379,475) (d)		478,441,948
Cash and other assets in excess of liabilities (0.0%)		17,221
Total net assets (100.0%)		$478,459,169

See accompanying notes to financial statements.

SFT Delaware IvySM Growth Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Foreign security: The Fund held 3.7% of net assets in foreign securities at December 31, 2022.

(c)  Non-income producing security.

(d)  At December 31, 2022, the cost of investments for federal income tax purposes was $335,979,714. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$156,856,407
Gross unrealized depreciation	(14,394,173)
Net unrealized appreciation	$142,462,234

See accompanying notes to financial statements.

SFT Delaware IvySM Small Cap Growth Fund
Investments in Securities

December 31, 2022

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (96.5%)
Communication Services (1.0%)
Diversified Telecommunication Services (1.0%)
Iridium Communications, Inc. (b)	28,885	$1,484,689
Consumer Discretionary (14.3%)
Auto Components (4.1%)
Fox Factory Holding Corp. (b)	28,464	2,596,771
Visteon Corp. (b)	25,106	3,284,618
		5,881,389
Entertainment (1.9%)
Monarch Casino & Resort, Inc. (b)	34,386	2,643,939
Hotels, Restaurants & Leisure (6.5%)
Marriott Vacations Worldwide Corp.	23,372	3,145,637
Red Rock Resorts, Inc. Class A	81,062	3,243,291
Texas Roadhouse, Inc.	30,220	2,748,509
		9,137,437
Internet & Catalog Retail (0.3%)
Xometry, Inc. Class A (b)	11,997	386,663
Media (0.5%)
Nexstar Media Group, Inc. Class A	3,964	693,819
Specialty Retail (1.0%)
Boot Barn Holdings, Inc. (b)	23,255	1,453,903
Consumer, Non-cyclical (0.9%)
Beverages (0.9%)
Duckhorn Portfolio, Inc. (b)	75,216	1,246,329
Energy (7.6%)
Electrical Equipment (1.7%)
Shoals Technologies Group, Inc. Class A (b)	96,577	2,382,555
Energy Equipment & Services (4.1%)
Cactus, Inc. Class A	59,242	2,977,503
Liberty Energy, Inc. Class A	80,907	1,295,321
Weatherford International PLC (b) (c)	30,454	1,550,718
		5,823,542
Oil, Gas & Consumable Fuels (1.8%)
Northern Oil & Gas, Inc.	32,131	990,277
SM Energy Co.	43,129	1,502,183
		2,492,460
Financial (4.5%)
Capital Markets (1.5%)
Focus Financial Partners, Inc. Class A (b)	29,186	1,087,762
Houlihan Lokey, Inc.	11,854	1,033,195
		2,120,957
	Shares	Value(a)
Commercial Banks (0.9%)
Seacoast Banking Corp. of Florida	38,302	$1,194,639
Insurance (2.1%)
Kinsale Capital Group, Inc.	11,429	2,988,912
Health Care (21.1%)
Biotechnology (3.7%)
CareDx, Inc. (b)	58,394	666,276
Insmed, Inc. (b)	39,910	797,402
PTC Therapeutics, Inc. (b)	14,763	563,504
TransMedics Group, Inc. (b)	22,164	1,367,962
Vericel Corp. (b)	70,489	1,856,680
		5,251,824
Health Care Equipment & Supplies (6.7%)
Axonics, Inc. (b)	23,482	1,468,329
CryoPort, Inc. (b)	95,979	1,665,236
Inmode Ltd. (b) (c)	77,145	2,754,077
Penumbra, Inc. (b)	11,916	2,650,833
Tandem Diabetes Care, Inc. (b)	19,374	870,861
		9,409,336
Health Care Providers & Services (5.4%)
AMN Healthcare Services, Inc. (b)	12,409	1,275,893
Option Care Health, Inc. (b)	57,621	1,733,816
Privia Health Group, Inc. (b)	84,409	1,916,929
Progyny, Inc. (b)	88,221	2,748,084
		7,674,722
Health Care Technology (1.4%)
Evolent Health, Inc. Class A (b)	70,363	1,975,793
Life Sciences Tools & Services (0.5%)
Cytek Biosciences, Inc. (b)	69,644	711,065
Pharmaceuticals (3.4%)
Harmony Biosciences Holdings, Inc. (b)	46,214	2,546,391
Pacira BioSciences, Inc. (b)	57,908	2,235,828
		4,782,219
Industrials (17.0%)
Aerospace & Defense (0.5%)
Parsons Corp. (b)	16,137	746,336
Air Freight & Logistics (1.3%)
Air Transport Services Group, Inc. (b)	72,515	1,883,940
Building Products (0.8%)
AAON, Inc.	14,524	1,093,948
Commercial Services & Supplies (3.7%)
Casella Waste Systems, Inc. Class A (b)	33,205	2,633,489
Clean Harbors, Inc. (b)	22,321	2,547,272
		5,180,761

See accompanying notes to financial statements.

SFT Delaware IvySM Small Cap Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Construction & Engineering (1.6%)
Valmont Industries, Inc.	6,827	$2,257,484
Electrical Equipment (1.8%)
EnerSys	33,819	2,497,195
Machinery (3.9%)
Chart Industries, Inc. (b)	8,185	943,158
Evoqua Water Technologies Corp. (b)	46,767	1,851,973
Kornit Digital Ltd. (b) (c)	24,793	569,495
RBC Bearings, Inc. (b)	9,866	2,065,447
		5,430,073
Marine (1.5%)
Kirby Corp. (b)	33,563	2,159,779
Professional Services (0.5%)
CBIZ, Inc. (b)	14,902	698,159
Road & Rail (1.4%)
Saia, Inc. (b)	9,525	1,997,202
Information Technology (23.3%)
Communications Equipment (1.8%)
Calix, Inc. (b)	17,373	1,188,834
Viavi Solutions, Inc. (b)	136,542	1,435,057
		2,623,891
Electronic Equipment, Instruments & Components (0.7%)
Belden, Inc.	13,551	974,317
IT Services (1.5%)
Shift4 Payments, Inc. Class A (b)	37,696	2,108,337
Semiconductors & Semiconductor Equipment (4.2%)
Allegro MicroSystems, Inc. (b)	128,345	3,852,917
Onto Innovation, Inc. (b)	13,269	903,486
Power Integrations, Inc.	16,955	1,216,013
		5,972,416
Software (15.1%)
Box, Inc. Class A (b)	70,672	2,200,019
CyberArk Software Ltd. (b) (c)	20,876	2,706,573
DoubleVerify Holdings, Inc. (b)	68,302	1,499,912
Five9, Inc. (b)	19,346	1,312,820
	Shares	Value(a)
Globant SA (b) (c)	13,605	$2,287,817
Instructure Holdings, Inc. (b)	58,914	1,380,944
Jamf Holding Corp. (b)	45,053	959,629
Paycor HCM, Inc. (b)	115,622	2,829,270
Smartsheet, Inc. Class A (b)	53,613	2,110,208
Sprout Social, Inc. Class A (b)	35,911	2,027,535
Tenable Holdings, Inc. (b)	51,634	1,969,837
		21,284,564
Leisure and Consumer Staples (4.6%)
Beverages (1.2%)
MGP Ingredients, Inc.	16,097	1,712,399
Food & Staples Retailing (2.9%)
BJ's Wholesale Club Holdings, Inc. (b)	60,350	3,992,756
Food Products (0.5%)
Sovos Brands, Inc. (b)	51,791	744,236
Materials (1.4%)
Metals & Mining (1.4%)
ATI, Inc. (b)	68,879	2,056,727
Real Estate (0.8%)
Hotels & Resort REITs (0.8%)
Ryman Hospitality Properties, Inc.	13,624	1,114,171
Total common stocks (cost: $138,695,488)		136,264,883
Short-Term Securities (3.6%)
Investment Companies (3.6%)
State Street Institutional U.S. Government Money Market Fund, current rate 4.120%	5,052,123	5,052,123
Total short-term securities (cost: $5,052,123)		5,052,123
Total investments in securities (cost: $143,747,611) (d)		141,317,006
Liabilities in excess of cash and other assets (-0.1%)		(179,214)
Total net assets (100.0%)		$141,137,792

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 7.0% of net assets in foreign securities at December 31, 2022.

(d)  At December 31, 2022, the cost of investments for federal income tax purposes was $144,049,566. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$14,363,071
Gross unrealized depreciation	(17,095,631)
Net unrealized depreciation	$(2,732,560)

See accompanying notes to financial statements.

SFT Equity Stabilization Fund
Investments in Securities

December 31, 2022

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Mutual Funds (90.6%)
Investment Companies (90.6%)
BlackRock Short Maturity Bond ETF	318,620	$15,698,407
iShares Core High Dividend ETF	570,902	59,510,825
iShares Edge MSCI Minimum Volatility EAFE ETF	1,253,998	79,735,463
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	403,120	21,385,516
iShares Edge MSCI Minimum Volatility USA ETF (b)	1,457,712	105,101,035
iShares MSCI Germany ETF	660,182	16,326,301
Total mutual funds (cost: $261,455,687)		297,757,547
	Shares	Value(a)
Short-Term Securities (8.0%)
Investment Companies (8.0%)
State Street Institutional U.S. Government Money Market Fund, current rate 4.120%	26,175,390	$26,175,390
Total investments excluding purchased options (cost: $287,631,077)		323,932,937
Total purchased options outstanding (0.1%) (cost: $527,430)		294,043
Total investments in securities (cost: $288,158,507) (c)		324,226,980
Cash and other assets in excess of liabilities (1.3%)		4,118,022
Total net assets (100.0%)		$328,345,002

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Fully or partially pledged as initial margin deposits on open futures contracts.

(c)  At December 31, 2022, the cost of investments for federal income tax purposes was $290,319,241. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$36,636,418
Gross unrealized depreciation	(2,585,834)
Net unrealized appreciation	$34,050,584

Holdings of Open Futures Contracts

On December 31, 2022, securities with an aggregate market value of $12,689,600 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 500 E-Mini Index Future	March 2023	43	Short	$(8,492,555)	$(8,301,150)	$191,405

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2022:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$25	January 2023	1,700	$170,000	$156,400

Put Options Purchased:

The Fund had the following put options purchased open at December 31, 2022:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$3,720	January 2023	43	$4,300	$137,643

See accompanying notes to financial statements.

SFT Equity Stabilization Fund
Investments in Securities – continued

Call Options Written:

The Fund had the following call options written open at December 31, 2022:

Exercise Description	Expiration Price	Number of Date	Notional Contracts	Amount	Value(a)
CBOE Volatility Index	$35	January 2023	1,700	$170,000	$(39,100)

Put Options Written:

The Fund had the following put options written open at December 31, 2022:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$3,330	January 2023	43	$4,300	$(9,460)

See accompanying notes to financial statements.

SFT Government Money Market Fund
Investments in Securities

December 31, 2022

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Short-Term Securities (100.3%)
U.S. Government Obligations (91.6%)
Discount Notes (91.6%)
Federal Home Loan Bank 3.860%, 01/25/23 (b)	$8,000,000	$7,979,251
4.140%, 01/27/23 (b)	20,000,000	19,940,056
4.270%, 02/08/23 (b)	30,000,000	29,866,367
4.270%, 02/15/23 (b)	15,580,000	15,498,205
4.340%, 02/15/23 (b)	10,000,000	9,946,562
4.450%, 02/27/23 (b)	2,000,000	1,986,225
4.450%, 03/01/23 (b)	6,500,000	6,453,607
4.520%, 03/15/23 (b)	25,000,000	24,776,944
4.530%, 03/23/23 (b)	9,300,000	9,207,930
4.560%, 03/23/23 (b)	3,700,000	3,663,120
4.570%, 03/23/23 (b)	20,000,000	19,800,200
U.S. Treasury Bill 3.750%, 03/16/23	20,000,000	19,849,122
3.910%, 01/17/23	15,000,000	14,973,217
4.020%, 02/14/23	10,000,000	9,951,582
4.710%, 05/25/23	10,000,000	9,818,700
Total U.S. government obligations (cost: $203,711,088)		203,711,088
	Shares	Value(a)
Investment Companies (8.7%)
State Street Institutional U.S. Government Money Market Fund, current rate 4.120%	19,354,925	$19,354,925
Total short-term securities (cost: $223,066,013)		223,066,013
Total investments in securities (cost: $223,066,013) (c)		223,066,013
Liabilities in excess of cash and other assets (-0.3%)		(584,215)
Total net assets (100.0%)		$222,481,798
Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Rate represents annualized yield at date of purchase.

(c)  Also represents the cost of securities for federal income tax purposes at December 31, 2022.

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities

December 31, 2022

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (95.4%)
Communication Services (0.8%)
Diversified Telecommunication Services (0.6%)
Frontier Communications Parent, Inc. (b)	20,403	$519,869
Iridium Communications, Inc. (b)	11,468	589,455
		1,109,324
Electric Utilities (0.2%)
Portland General Electric Co.	8,140	398,860
Consumer Discretionary (14.6%)
Auto Components (1.4%)
Adient PLC (b) (c)	8,643	299,826
Dana, Inc.	11,650	176,264
Fox Factory Holding Corp. (b)	3,842	350,506
Gentex Corp.	21,557	587,859
Goodyear Tire & Rubber Co. (b)	25,993	263,829
Lear Corp.	5,458	676,901
Visteon Corp. (b)	2,600	340,158
		2,695,343
Automobiles (0.4%)
Harley-Davidson, Inc.	12,145	505,232
Thor Industries, Inc.	4,965	374,808
		880,040
Casino Gaming (0.2%)
Boyd Gaming Corp.	7,289	397,469
Diversified Consumer Services (1.0%)
Graham Holdings Co. Class B	358	216,307
Grand Canyon Education, Inc. (b)	2,819	297,855
H&R Block, Inc.	14,286	521,582
Service Corp. International	14,134	977,225
		2,012,969
Entertainment (0.1%)
World Wrestling Entertainment, Inc. Class A	3,948	270,517
Hotels, Restaurants & Leisure (2.5%)
Choice Hotels International, Inc.	2,547	286,894
Churchill Downs, Inc.	3,030	640,633
Cracker Barrel Old Country Store, Inc.	2,080	197,059
Light & Wonder, Inc. Class A (b)	8,542	500,561
Marriott Vacations Worldwide Corp.	3,488	469,450
Papa John's International, Inc.	2,986	245,778
Penn Entertainment, Inc. (b)	14,254	423,344
Texas Roadhouse, Inc.	6,162	560,434
Travel & Leisure Co.	7,469	271,871
	Shares	Value(a)
Wendy's Co.	15,660	$354,386
Wingstop, Inc.	2,768	380,932
Wyndham Hotels & Resorts, Inc.	8,116	578,752
		4,910,094
Household Durables (1.3%)
Helen of Troy Ltd. (b) (c)	2,247	249,215
KB Home	7,614	242,506
Leggett & Platt, Inc.	12,183	392,658
Taylor Morrison Home Corp. (b)	9,956	302,165
Tempur Sealy International, Inc.	15,623	536,337
Toll Brothers, Inc.	9,664	482,427
TopBuild Corp. (b)	2,913	455,855
		2,661,163
Interactive Media & Services (0.1%)
TripAdvisor, Inc. (b)	9,629	173,130
Leisure Equipment & Products (1.1%)
Brunswick Corp.	6,650	479,332
Mattel, Inc. (b)	32,567	580,995
Polaris, Inc.	5,007	505,707
Topgolf Callaway Brands Corp. (b)	12,654	249,917
YETI Holdings, Inc. (b)	7,841	323,912
		2,139,863
Media (1.0%)
Cable One, Inc.	448	318,913
John Wiley & Sons, Inc. Class A	3,856	154,471
New York Times Co. Class A	15,097	490,049
Nexstar Media Group, Inc. Class A	3,450	603,854
TEGNA, Inc.	20,502	434,437
		2,001,724
Multiline Retail (0.6%)
Kohl's Corp.	10,718	270,630
Macy's, Inc.	24,902	514,226
Nordstrom, Inc.	10,172	164,176
Ollie's Bargain Outlet Holdings, Inc. (b)	5,349	250,547
		1,199,579
Specialty Retail (2.7%)
AutoNation, Inc. (b)	3,143	337,244
Dick's Sporting Goods, Inc.	5,092	612,517
Five Below, Inc. (b)	5,122	905,928
Foot Locker, Inc.	7,235	273,411
GameStop Corp. Class A (b)	23,227	428,770
Gap, Inc.	19,384	218,652
Lithia Motors, Inc.	2,514	514,716
Murphy USA, Inc.	1,911	534,201
RH (b)	1,826	487,889
Victoria's Secret & Co. (b)	7,466	267,133
Williams-Sonoma, Inc.	6,131	704,575
		5,285,036

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Textiles, Apparel & Luxury Goods (2.2%)
Capri Holdings Ltd. (b) (c)	11,835	$678,382
Carter's, Inc.	3,461	258,225
Columbia Sportswear Co.	3,232	283,058
Crocs, Inc. (b)	5,713	619,461
Deckers Outdoor Corp. (b)	2,423	967,165
Hanesbrands, Inc.	32,066	203,940
PVH Corp.	5,993	423,046
Skechers U.S.A., Inc. Class A (b)	12,296	515,817
Under Armour, Inc. Class A (b)	17,339	176,164
Under Armour, Inc. Class C (b)	18,105	161,497
		4,286,755
Consumer Staples (2.6%)
Beverages (0.3%)
Boston Beer Co., Inc. Class A (b)	885	291,626
Coca-Cola Consolidated, Inc.	420	215,191
		506,817
Food & Staples Retailing (0.7%)
Casey's General Stores, Inc.	3,484	781,635
Grocery Outlet Holding Corp. (b)	8,134	237,432
Sprouts Farmers Market, Inc. (b)	9,712	314,377
		1,333,444
Food Products (1.4%)
Darling Ingredients, Inc. (b)	14,728	921,826
Flowers Foods, Inc.	17,619	506,370
Ingredion, Inc.	6,037	591,203
Lancaster Colony Corp.	1,897	374,278
Post Holdings, Inc. (b)	4,966	448,231
		2,841,908
Household Products (0.1%)
Energizer Holdings, Inc.	6,051	203,011
Personal Products (0.1%)
Coty, Inc. Class A (b)	33,592	287,548
Energy (3.7%)
Energy Equipment & Services (0.6%)
ChampionX Corp.	18,320	531,097
NOV, Inc.	36,096	754,045
		1,285,142
Oil, Gas & Consumable Fuels (3.1%)
Antero Midstream Corp.	30,779	332,106
Antero Resources Corp. (b)	25,300	784,047
CNX Resources Corp. (b)	16,585	279,291
DT Midstream, Inc. (b)	8,818	487,283
Equitrans Midstream Corp.	39,770	266,459
HF Sinclair Corp.	12,359	641,309
Matador Resources Co.	10,246	586,481
Murphy Oil Corp.	13,428	577,538
PBF Energy, Inc. Class A	10,503	428,312
PDC Energy, Inc.	8,467	537,485
	Shares	Value(a)
Range Resources Corp.	22,205	$555,569
Southwestern Energy Co. (b)	101,413	593,266
		6,069,146
Financial (14.6%)
Capital Markets (2.0%)
Affiliated Managers Group, Inc.	3,526	558,624
Evercore, Inc. Class A	3,288	358,655
Federated Hermes, Inc.	7,732	280,749
Interactive Brokers Group, Inc. Class A	9,391	679,439
Janus Henderson Group PLC (c)	12,101	284,616
Jefferies Financial Group, Inc.	16,834	577,069
SEI Investments Co.	9,402	548,137
Stifel Financial Corp.	9,766	570,041
		3,857,330
Commercial Banks (6.7%)
Associated Banc-Corp.	13,817	319,035
Bank of Hawaii Corp.	3,689	286,119
Bank OZK	10,155	406,809
Cadence Bank	16,765	413,425
Cathay General Bancorp	6,751	275,373
Commerce Bancshares, Inc.	10,411	708,677
Cullen/Frost Bankers, Inc.	5,956	796,317
East West Bancorp, Inc.	12,952	853,537
First Financial Bankshares, Inc.	11,844	407,434
First Horizon Corp.	49,311	1,208,119
FNB Corp.	32,235	420,667
Fulton Financial Corp.	15,391	259,031
Glacier Bancorp, Inc.	10,114	499,834
Hancock Whitney Corp.	7,790	376,958
Home BancShares, Inc.	17,414	396,865
International Bancshares Corp.	4,776	218,550
Old National Bancorp	26,915	483,932
PacWest Bancorp	10,754	246,804
Pinnacle Financial Partners, Inc.	6,963	511,084
Prosperity Bancshares, Inc.	8,403	610,730
Synovus Financial Corp.	13,366	501,893
Texas Capital Bancshares, Inc. (b)	4,537	273,626
UMB Financial Corp.	3,970	331,574
Umpqua Holdings Corp.	19,946	356,036
United Bankshares, Inc.	12,374	501,023
Valley National Bancorp	38,621	436,803
Webster Financial Corp.	15,956	755,357
Wintrust Financial Corp.	5,601	473,397
		13,329,009
Consumer Finance (0.4%)
FirstCash Holdings, Inc.	3,424	297,580
Navient Corp.	9,720	159,894
SLM Corp.	22,955	381,053
		838,527

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Diversified Financial Services (0.3%)
Voya Financial, Inc.	8,941	$549,782
Insurance (3.9%)
American Financial Group, Inc.	6,477	889,163
Brighthouse Financial, Inc. (b)	6,352	325,667
CNO Financial Group, Inc.	10,446	238,691
First American Financial Corp.	9,511	497,806
Hanover Insurance Group, Inc.	3,299	445,794
Kemper Corp.	5,830	286,836
Kinsale Capital Group, Inc.	2,020	528,270
Old Republic International Corp.	26,006	628,045
Primerica, Inc.	3,420	485,024
Reinsurance Group of America, Inc.	6,107	867,744
RenaissanceRe Holdings Ltd. (c)	4,047	745,579
RLI Corp.	3,741	491,081
Selective Insurance Group, Inc.	5,502	487,532
Unum Group	17,167	704,362
		7,621,594
Residential REITs (0.6%)
Annaly Capital Management, Inc.	42,994	906,314
Independence Realty Trust, Inc.	20,569	346,793
		1,253,107
Thrifts & Mortgage Finance (0.7%)
Essent Group Ltd. (c)	9,808	381,335
MGIC Investment Corp.	27,295	354,835
New York Community Bancorp, Inc.	62,515	537,629
Washington Federal, Inc.	5,953	199,723
		1,473,522
Health Care (9.5%)
Biotechnology (1.9%)
Arrowhead Pharmaceuticals, Inc. (b)	9,639	390,958
Exelixis, Inc. (b)	29,641	475,442
Halozyme Therapeutics, Inc. (b)	12,425	706,982
Neurocrine Biosciences, Inc. (b)	8,834	1,055,133
United Therapeutics Corp. (b)	4,230	1,176,321
		3,804,836
Health Care Equipment & Supplies (3.4%)
Enovis Corp. (b)	4,385	234,685
Envista Holdings Corp. (b)	14,983	504,478
Globus Medical, Inc. Class A (b)	7,134	529,842
Haemonetics Corp. (b)	4,686	368,554
ICU Medical, Inc. (b)	1,891	297,795
	Shares	Value(a)
Inari Medical, Inc. (b)	4,388	$278,901
Integra LifeSciences Holdings Corp. (b)	6,633	371,912
Lantheus Holdings, Inc. (b)	6,325	322,322
LivaNova PLC (b) (c)	4,871	270,535
Masimo Corp. (b)	4,413	652,903
Neogen Corp. (b)	19,859	302,453
Omnicell, Inc. (b)	4,030	203,193
Penumbra, Inc. (b)	3,560	791,958
QuidelOrtho Corp. (b)	4,952	424,238
Shockwave Medical, Inc. (b)	3,363	691,466
STAAR Surgical Co. (b)	4,358	211,537
Tandem Diabetes Care, Inc. (b)	5,831	262,104
		6,718,876
Health Care Providers & Services (2.3%)
Acadia Healthcare Co., Inc. (b)	8,360	688,195
Amedisys, Inc. (b)	2,994	250,119
Chemed Corp.	1,411	720,217
Encompass Health Corp.	9,098	544,151
HealthEquity, Inc. (b)	7,691	474,073
LHC Group, Inc. (b)	2,895	468,093
Option Care Health, Inc. (b)	14,115	424,720
Patterson Cos., Inc.	7,960	223,119
Progyny, Inc. (b)	6,913	215,340
R1 RCM, Inc. (b)	12,537	137,280
Tenet Healthcare Corp. (b)	9,936	484,777
		4,630,084
Life Sciences Tools & Services (1.2%)
Bruker Corp.	9,198	628,683
Medpace Holdings, Inc. (b)	2,293	487,056
Repligen Corp. (b)	4,800	812,688
Sotera Health Co. (b)	9,024	75,170
Syneos Health, Inc. (b)	9,456	346,846
		2,350,443
Pharmaceuticals (0.7%)
Jazz Pharmaceuticals PLC (b) (c)	5,781	920,971
Perrigo Co. PLC (c)	12,372	421,762
		1,342,733
Industrials (18.6%)
Aerospace & Defense (1.4%)
Axon Enterprise, Inc. (b)	6,266	1,039,717
Curtiss-Wright Corp.	3,515	586,970
Hexcel Corp.	7,662	450,909
Mercury Systems, Inc. (b)	5,257	235,198
Woodward, Inc.	5,529	534,157
		2,846,951
Air Freight & Logistics (0.2%)
GXO Logistics, Inc. (b)	10,831	462,375
Airlines (0.1%)
JetBlue Airways Corp. (b)	29,762	192,858
Building Products (2.5%)
Builders FirstSource, Inc. (b)	13,525	877,502
Carlisle Cos., Inc.	4,775	1,125,229

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Fortune Brands Innovations, Inc.	11,785	$673,041
Lennox International, Inc.	2,945	704,532
Owens Corning	8,588	732,556
Simpson Manufacturing Co., Inc.	3,891	344,976
Trex Co., Inc. (b)	10,068	426,179
		4,884,015
Commercial Services & Supplies (1.5%)
Brink's Co.	4,265	229,073
Clean Harbors, Inc. (b)	4,588	523,583
IAA, Inc. (b)	12,292	491,680
MSA Safety, Inc.	3,368	485,632
Stericycle, Inc. (b)	8,395	418,827
Tetra Tech, Inc.	4,849	704,026
		2,852,821
Construction & Engineering (1.8%)
AECOM	12,852	1,091,520
Dycom Industries, Inc. (b)	2,667	249,631
EMCOR Group, Inc.	4,379	648,574
Fluor Corp. (b)	13,057	452,556
MasTec, Inc. (b)	5,400	460,782
Valmont Industries, Inc.	2,044	675,889
		3,578,952
Electrical Equipment (1.9%)
Acuity Brands, Inc.	2,987	494,677
EnerSys	3,707	273,725
Hubbell, Inc.	4,977	1,168,002
nVent Electric PLC (c)	15,308	588,899
Regal Rexnord Corp.	6,084	729,958
Sunrun, Inc. (b)	19,583	470,384
Vicor Corp. (b)	2,030	109,113
		3,834,758
Machinery (4.5%)
AGCO Corp.	5,654	784,153
Chart Industries, Inc. (b)	3,850	443,636
Crane Holdings Co.	4,343	436,254
Donaldson Co., Inc.	11,264	663,112
Esab Corp.	4,727	221,791
Flowserve Corp.	12,010	368,467
Graco, Inc.	15,427	1,037,620
ITT, Inc.	7,621	618,063
Kennametal, Inc.	7,327	176,288
Lincoln Electric Holdings, Inc.	5,326	769,554
Middleby Corp. (b)	4,989	668,027
Oshkosh Corp.	5,976	527,023
Terex Corp.	6,163	263,283
Timken Co.	6,084	429,956
Toro Co.	9,630	1,090,116
Watts Water Technologies, Inc. Class A	2,564	374,934
		8,872,277
Marine (0.2%)
Kirby Corp. (b)	5,504	354,182
	Shares	Value(a)
Professional Services (1.8%)
ASGN, Inc. (b)	4,544	$370,245
CACI International, Inc. Class A (b)	2,165	650,777
FTI Consulting, Inc. (b)	3,231	513,083
Insperity, Inc.	3,281	372,722
KBR, Inc.	12,523	661,215
ManpowerGroup, Inc.	4,663	388,008
Science Applications International Corp.	5,097	565,410
		3,521,460
Road & Rail (1.7%)
Avis Budget Group, Inc. (b)	2,287	374,908
Knight-Swift Transportation Holdings, Inc.	14,771	774,148
Landstar System, Inc.	3,326	541,805
RXO, Inc. (b)	10,504	180,669
Ryder System, Inc.	4,562	381,246
Saia, Inc. (b)	2,462	516,232
Werner Enterprises, Inc.	5,344	215,150
XPO, Inc. (b)	10,504	349,678
		3,333,836
Trading Companies & Distributors (1.0%)
GATX Corp.	3,199	340,181
MSC Industrial Direct Co., Inc. Class A	4,314	352,454
Univar Solutions, Inc. (b)	14,994	476,809
Watsco, Inc.	3,057	762,416
		1,931,860
Information Technology (11.9%)
Communications Equipment (0.8%)
Calix, Inc. (b)	5,183	354,673
Ciena Corp. (b)	13,570	691,799
Lumentum Holdings, Inc. (b)	6,190	322,932
Viasat, Inc. (b)	6,899	218,353
		1,587,757
Computers & Peripherals (0.1%)
Xerox Holdings Corp.	10,228	149,329
Electronic Equipment, Instruments & Components (2.9%)
Arrow Electronics, Inc. (b)	5,652	591,030
Avnet, Inc.	8,409	349,646
Belden, Inc.	3,923	282,064
Cognex Corp.	15,891	748,625
Coherent Corp. (b)	12,744	447,314
IPG Photonics Corp. (b)	2,926	277,005
Jabil, Inc.	12,372	843,770
Littelfuse, Inc.	2,350	517,470
National Instruments Corp.	11,982	442,136
Novanta, Inc. (b) (c)	3,250	441,578
TD SYNNEX Corp.	3,851	364,728
Vishay Intertechnology, Inc.	11,827	255,108
Vontier Corp.	14,422	278,777
		5,839,251

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Interactive Media & Services (0.2%)
Ziff Davis, Inc. (b)	4,323	$341,949
IT Services (2.0%)
Concentrix Corp.	3,901	519,457
Euronet Worldwide, Inc. (b)	4,301	405,928
ExlService Holdings, Inc. (b)	3,026	512,695
Genpact Ltd. (c)	15,414	713,977
Kyndryl Holdings, Inc. (b)	18,756	208,567
Maximus, Inc.	5,512	404,195
Western Union Co.	35,487	488,656
WEX, Inc. (b)	3,982	651,654
		3,905,129
Life Sciences Tools & Services (0.2%)
Azenta, Inc. (b)	6,836	397,992
Semiconductors & Semiconductor Equipment (2.5%)
Allegro MicroSystems, Inc. (b)	5,977	179,429
Amkor Technology, Inc.	9,149	219,393
Cirrus Logic, Inc. (b)	5,008	372,996
Lattice Semiconductor Corp. (b)	12,595	817,164
MACOM Technology Solutions Holdings, Inc. (b)	4,666	293,865
MKS Instruments, Inc.	5,214	441,782
Power Integrations, Inc.	5,204	373,231
Silicon Laboratories, Inc. (b)	3,025	410,402
SiTime Corp. (b)	1,510	153,446
SunPower Corp. (b)	7,789	140,436
Synaptics, Inc. (b)	3,618	344,289
Universal Display Corp.	4,043	436,806
Wolfspeed, Inc. (b)	11,414	788,022
		4,971,261
Software (3.2%)
ACI Worldwide, Inc. (b)	10,248	235,704
Aspen Technology, Inc. (b)	2,715	557,661
Blackbaud, Inc. (b)	4,050	238,383
CommVault Systems, Inc. (b)	4,066	255,507
Dynatrace, Inc. (b)	18,516	709,163
Envestnet, Inc. (b)	5,031	310,413
Fair Isaac Corp. (b)	2,306	1,380,326
Manhattan Associates, Inc. (b)	5,786	702,420
NCR Corp. (b)	12,626	295,575
Paylocity Holding Corp. (b)	3,855	748,872
Qualys, Inc. (b)	3,188	357,789
Super Micro Computer, Inc. (b)	4,241	348,186
Teradata Corp. (b)	9,287	312,600
		6,452,599
Leisure and Consumer Staples (1.3%)
Beverages (0.2%)
Celsius Holdings, Inc. (b)	3,761	391,294
Food & Staples Retailing (0.8%)
BJ's Wholesale Club Holdings, Inc. (b)	12,412	821,178
Performance Food Group Co. (b)	14,305	835,269
		1,656,447
	Shares	Value(a)
Food Products (0.1%)
Pilgrim's Pride Corp. (b)	4,047	$96,035
Personal Products (0.2%)
BellRing Brands, Inc. (b)	12,368	317,116
Materials (6.2%)
Chemicals (2.5%)
Ashland, Inc.	4,623	497,111
Avient Corp.	7,805	263,497
Cabot Corp.	5,165	345,229
Chemours Co.	13,868	424,638
Ingevity Corp. (b)	3,166	223,013
NewMarket Corp.	628	195,377
Olin Corp.	11,705	619,663
RPM International, Inc.	11,905	1,160,142
Scotts Miracle-Gro Co.	3,637	176,722
Sensient Technologies Corp.	3,880	282,930
Valvoline, Inc.	16,267	531,117
Westlake Corp.	3,158	323,821
		5,043,260
Construction Materials (0.2%)
Eagle Materials, Inc.	3,441	457,137
Containers & Packaging (0.9%)
AptarGroup, Inc.	6,015	661,530
Greif, Inc. Class A	2,325	155,914
Silgan Holdings, Inc.	7,688	398,546
Sonoco Products Co.	8,922	541,655
		1,757,645
Metals & Mining (2.4%)
Alcoa Corp.	16,259	739,297
Cleveland-Cliffs, Inc. (b)	47,353	762,857
Commercial Metals Co.	10,783	520,819
MP Materials Corp. (b)	8,429	204,656
Reliance Steel & Aluminum Co.	5,394	1,091,961
Royal Gold, Inc.	6,084	685,789
U.S. Steel Corp.	21,528	539,276
Worthington Industries, Inc.	2,758	137,100
		4,681,755
Paper & Forest Products (0.2%)
Louisiana-Pacific Corp.	6,588	390,009
Real Estate (7.6%)
Diversified REITs (0.4%)
STORE Capital Corp.	24,418	782,841
Health Care REITs (0.8%)
Healthcare Realty Trust, Inc. Class A	34,972	673,911
Medical Properties Trust, Inc.	54,953	612,176
Physicians Realty Trust	20,976	303,523
		1,589,610
Hotels & Resort REITs (0.1%)
Park Hotels & Resorts, Inc.	20,662	243,605

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Industrial REITs (1.1%)
EastGroup Properties, Inc.	3,978	$588,983
First Industrial Realty Trust, Inc.	12,142	585,973
Rexford Industrial Realty, Inc.	16,862	921,339
		2,096,295
Office REITs (0.9%)
Corporate Office Properties Trust	10,248	265,833
Cousins Properties, Inc.	13,828	349,710
Douglas Emmett, Inc.	16,154	253,295
Highwoods Properties, Inc.	9,586	268,217
JBG SMITH Properties	9,087	172,471
Kilroy Realty Corp.	9,576	370,304
SL Green Realty Corp.	5,871	197,970
		1,877,800
Real Estate Management & Development (0.4%)
Jones Lang LaSalle, Inc. (b)	4,347	692,781
Residential REITs (0.2%)
Apartment Income REIT Corp.	13,777	472,689
Retail REITs (1.3%)
Brixmor Property Group, Inc.	27,560	624,785
Kite Realty Group Trust	20,134	423,821
Macerich Co.	19,737	222,239
National Retail Properties, Inc.	16,424	751,562
Spirit Realty Capital, Inc.	12,834	512,461
		2,534,868
Specialized REITs (2.4%)
CubeSmart	20,637	830,639
EPR Properties	6,834	257,778
Lamar Advertising Co. Class A	8,037	758,693
Life Storage, Inc.	7,811	769,383
National Storage Affiliates Trust	7,692	277,835
Omega Healthcare Investors, Inc.	21,520	601,484
Pebblebrook Hotel Trust	12,081	161,765
PotlatchDeltic Corp.	7,344	323,063
Rayonier, Inc.	13,455	443,477
Sabra Health Care REIT, Inc.	21,225	263,827
		4,687,944
Utilities (4.0%)
Construction & Engineering (0.3%)
MDU Resources Group, Inc.	18,687	566,964
Electric Utilities (1.4%)
ALLETE, Inc.	5,195	335,129
Hawaiian Electric Industries, Inc.	9,976	417,496
IDACORP, Inc.	4,630	499,346
	Shares/ Principal	Value(a)
OGE Energy Corp.	18,397	$727,601
Ormat Technologies, Inc.	4,451	384,922
PNM Resources, Inc.	7,825	381,782
		2,746,276
Gas Utilities (1.4%)
National Fuel Gas Co.	8,337	527,732
New Jersey Resources Corp.	8,765	434,919
ONE Gas, Inc.	4,931	373,375
Southwest Gas Holdings, Inc.	5,629	348,323
Spire, Inc.	4,851	334,040
UGI Corp.	19,241	713,264
		2,731,653
Multi-Utilities (0.4%)
Black Hills Corp.	5,910	415,709
NorthWestern Corp.	5,309	315,036
		730,745
Water Utilities (0.5%)
Essential Utilities, Inc.	21,934	1,046,910
Total common stocks (cost: $146,773,785)		188,622,016
Long-Term Debt Securities (0.5%)
Government Obligation (0.5%)
U.S. Treasury (0.5%)
U.S. Treasury Note, 1.750%, 05/15/23 (d)	$1,000,000	989,219
Total long-term debt securities (cost: $998,909)		989,219
Mutual Funds (0.2%)
Investment Companies (0.2%)
SPDR S&P MidCap 400 ETF Trust	700	309,953
Total mutual funds (cost: $318,031)		309,953
Short-Term Securities (3.9%)
Investment Companies (3.9%)
State Street Institutional U.S. Government Money Market Fund, current rate 4.120%	7,709,769	7,709,769
Total short-term securities (cost: $7,709,769)		7,709,769
Total investments in securities (cost: $155,800,494) (e)		197,630,957
Cash and other assets in excess of liabilities (0.0%)		37,069
Total net assets (100.0%)		$197,668,026

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 3.0% of net assets in foreign securities at December 31, 2022.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

(e)  At December 31, 2022, the cost of investments for federal income tax purposes was $155,781,997. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$56,978,513
Gross unrealized depreciation	(15,359,438)
Net unrealized appreciation	$41,619,075

Holdings of Open Futures Contracts

On December 31, 2022, securities with an aggregate market value of $989,219 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P Mid 400® E-Mini Index Future	March 2023	35	Long	$8,778,985	$8,549,100	$(229,885)

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities

December 31, 2022

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.3%)
Communication Services (1.3%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc.	215,351	$3,964,612
Lumen Technologies, Inc.	28,760	150,127
Verizon Communications, Inc.	126,902	4,999,939
		9,114,678
Entertainment (0.1%)
Warner Bros Discovery, Inc. (b)	66,773	633,008
Interactive Media & Services (0.0%)
Match Group, Inc. (b)	8,407	348,806
Media (0.1%)
Fox Corp. Class A	9,081	275,790
Fox Corp. Class B	4,151	118,096
Paramount Global Class B	15,260	257,589
		651,475
Wireless Telecommunication Services (0.2%)
T-Mobile U.S., Inc. (b)	18,063	2,528,820
Consumer Discretionary (11.1%)
Auto Components (0.1%)
Aptiv PLC (b) (c)	8,187	762,455
BorgWarner, Inc.	6,988	281,267
		1,043,722
Automobiles (1.3%)
Ford Motor Co.	119,343	1,387,959
General Motors Co.	42,928	1,444,098
Tesla, Inc. (b)	81,103	9,990,268
		12,822,325
Distributors (0.2%)
Genuine Parts Co.	4,210	730,477
LKQ Corp.	7,651	408,640
Pool Corp.	1,170	353,726
		1,492,843
Entertainment (0.5%)
Walt Disney Co. (b)	55,085	4,785,785
Hotels, Restaurants & Leisure (1.8%)
Booking Holdings, Inc. (b)	1,194	2,406,244
Caesars Entertainment, Inc. (b)	6,434	267,654
Carnival Corp. (b) (c)	30,259	243,888
Chipotle Mexican Grill, Inc. (b)	849	1,177,979
Darden Restaurants, Inc.	3,638	503,244
Domino's Pizza, Inc.	1,070	370,648
Las Vegas Sands Corp. (b)	9,860	473,970
Marriott International, Inc. Class A	8,130	1,210,476
McDonald's Corp.	22,132	5,832,446
MGM Resorts International	9,631	322,927
Norwegian Cruise Line Holdings Ltd. (b) (c)	12,644	154,763
	Shares	Value(a)
Royal Caribbean Cruises Ltd. (b) (c)	6,631	$327,770
Starbucks Corp.	34,685	3,440,752
Wynn Resorts Ltd. (b)	3,025	249,472
Yum! Brands, Inc.	8,474	1,085,350
		18,067,583
Household Durables (0.3%)
DR Horton, Inc.	9,379	836,044
Garmin Ltd. (c)	4,629	427,210
Lennar Corp. Class A	7,698	696,669
Mohawk Industries, Inc. (b)	1,513	154,659
Newell Brands, Inc.	11,294	147,726
NVR, Inc. (b)	94	433,583
PulteGroup, Inc.	6,846	311,698
Whirlpool Corp.	1,635	231,287
		3,238,876
Internet & Catalog Retail (2.8%)
Amazon.com, Inc. (b)	268,182	22,527,288
Etsy, Inc. (b)	3,721	445,702
Expedia Group, Inc. (b)	4,463	390,959
Netflix, Inc. (b)	13,447	3,965,251
		27,329,200
Leisure Equipment & Products (0.0%)
Hasbro, Inc.	3,835	233,973
Media (0.7%)
Charter Communications, Inc. Class A (b)	3,227	1,094,276
Comcast Corp. Class A	130,351	4,558,374
DISH Network Corp. Class A (b)	7,594	106,620
Interpublic Group of Cos., Inc.	11,691	389,427
Live Nation Entertainment, Inc. (b)	4,263	297,301
News Corp. Class A	11,519	209,646
News Corp. Class B	3,493	64,411
Omnicom Group, Inc.	6,161	502,553
		7,222,608
Multiline Retail (0.5%)
Dollar General Corp.	6,869	1,691,491
Dollar Tree, Inc. (b)	6,334	895,881
Target Corp.	13,914	2,073,743
		4,661,115
Specialty Retail (2.4%)
Advance Auto Parts, Inc.	1,798	264,360
AutoZone, Inc. (b)	586	1,445,182
Bath & Body Works, Inc.	6,850	288,659
Best Buy Co., Inc.	6,054	485,591
CarMax, Inc. (b)	4,756	289,593
Home Depot, Inc.	30,985	9,786,922
Lowe's Cos., Inc.	18,755	3,736,746
O'Reilly Automotive, Inc. (b)	1,941	1,638,262
Ross Stores, Inc.	10,455	1,213,512
TJX Cos., Inc.	35,058	2,790,617

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Tractor Supply Co.	3,309	$744,426
Ulta Beauty, Inc. (b)	1,578	740,192
		23,424,062
Textiles, Apparel & Luxury Goods (0.5%)
NIKE, Inc. Class B	38,063	4,453,752
Ralph Lauren Corp.	1,233	130,291
Tapestry, Inc.	7,280	277,222
VF Corp.	9,909	273,588
		5,134,853
Consumer Staples (7.4%)
Beverages (1.9%)
Brown-Forman Corp. Class B	5,525	362,882
Coca-Cola Co.	117,603	7,480,727
Constellation Brands, Inc. Class A	4,905	1,136,734
Keurig Dr Pepper, Inc.	25,676	915,606
Molson Coors Beverage Co. Class B	5,647	290,933
Monster Beverage Corp. (b)	11,441	1,161,605
PepsiCo, Inc.	41,629	7,520,695
		18,869,182
Food & Staples Retailing (1.9%)
Costco Wholesale Corp.	13,431	6,131,251
CVS Health Corp.	39,703	3,699,923
Kroger Co.	19,682	877,423
Sysco Corp.	15,288	1,168,768
Walgreens Boots Alliance, Inc.	21,689	810,301
Walmart, Inc.	42,647	6,046,918
		18,734,584
Food Products (1.2%)
Archer-Daniels-Midland Co.	16,598	1,541,124
Campbell Soup Co.	5,989	339,876
Conagra Brands, Inc.	14,406	557,512
General Mills, Inc.	17,934	1,503,766
Hershey Co.	4,465	1,033,960
Hormel Foods Corp.	8,684	395,556
J M Smucker Co.	3,241	513,569
Kellogg Co.	7,654	545,271
Kraft Heinz Co.	24,058	979,401
Lamb Weston Holdings, Inc.	4,297	383,980
McCormick & Co., Inc.	7,516	623,001
Mondelez International, Inc. Class A	41,263	2,750,179
Tyson Foods, Inc. Class A	8,690	540,953
		11,708,148
Household Products (1.5%)
Church & Dwight Co., Inc.	7,289	587,566
Clorox Co.	3,720	522,028
Colgate-Palmolive Co.	25,237	1,988,423
Kimberly-Clark Corp.	10,131	1,375,283
Procter & Gamble Co.	71,603	10,852,151
		15,325,451
	Shares	Value(a)
Personal Care (0.2%)
Estee Lauder Cos., Inc. Class A	7,031	$1,744,461
Tobacco (0.7%)
Altria Group, Inc.	54,152	2,475,288
Philip Morris International, Inc.	46,841	4,740,778
		7,216,066
Energy (5.0%)
Energy Equipment & Services (0.4%)
Baker Hughes Co.	30,260	893,578
Halliburton Co.	27,437	1,079,646
Schlumberger Ltd. (c)	42,846	2,290,547
		4,263,771
Oil, Gas & Consumable Fuels (4.6%)
APA Corp.	9,698	452,703
Chevron Corp.	53,753	9,648,126
ConocoPhillips	37,651	4,442,818
Coterra Energy, Inc.	23,773	584,103
Devon Energy Corp.	19,752	1,214,946
Diamondback Energy, Inc.	5,334	729,585
EOG Resources, Inc.	17,748	2,298,721
EQT Corp.	11,015	372,637
Exxon Mobil Corp.	124,439	13,725,622
Hess Corp.	8,361	1,185,757
Kinder Morgan, Inc.	59,768	1,080,605
Marathon Oil Corp.	19,189	519,446
Marathon Petroleum Corp.	14,161	1,648,199
Occidental Petroleum Corp.	21,971	1,383,953
Phillips 66	14,281	1,486,366
Pioneer Natural Resources Co.	7,162	1,635,729
Targa Resources Corp.	6,820	501,270
Valero Energy Corp.	11,649	1,477,792
Williams Cos., Inc.	36,803	1,210,819
		45,599,197
Financial (11.5%)
Capital Markets (3.1%)
Ameriprise Financial, Inc.	3,214	1,000,743
Bank of New York Mellon Corp.	22,225	1,011,682
BlackRock, Inc.	4,525	3,206,551
Cboe Global Markets, Inc.	3,154	395,732
Charles Schwab Corp.	46,089	3,837,370
CME Group, Inc.	10,869	1,827,731
FactSet Research Systems, Inc.	1,221	489,877
Franklin Resources, Inc.	8,524	224,863
Goldman Sachs Group, Inc.	10,232	3,513,464
Intercontinental Exchange, Inc.	16,877	1,731,411
Invesco Ltd. (c)	13,650	245,564
MarketAxess Holdings, Inc.	1,169	326,022
Moody's Corp.	4,807	1,339,326
Morgan Stanley	39,833	3,386,602
MSCI, Inc.	2,447	1,138,271
Nasdaq, Inc.	10,242	628,347
Northern Trust Corp.	6,253	553,328

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Raymond James Financial, Inc.	5,781	$617,700
S&P Global, Inc.	10,062	3,370,166
State Street Corp.	11,031	855,675
T Rowe Price Group, Inc.	6,708	731,575
		30,432,000
Commercial Banks (3.8%)
Bank of America Corp.	210,894	6,984,809
Citigroup, Inc.	58,524	2,647,040
Citizens Financial Group, Inc.	14,873	585,550
Comerica, Inc.	3,925	262,386
Fifth Third Bancorp	20,740	680,479
First Republic Bank	5,483	668,323
Huntington Bancshares, Inc.	43,593	614,661
JPMorgan Chase & Co.	88,630	11,885,283
KeyCorp	28,190	491,070
M&T Bank Corp.	5,147	746,624
PNC Financial Services Group, Inc.	12,187	1,924,815
Regions Financial Corp.	28,235	608,747
Signature Bank	1,806	208,087
SVB Financial Group (b)	1,777	408,959
Truist Financial Corp.	40,089	1,725,030
U.S. Bancorp	40,855	1,781,687
Wells Fargo & Co.	115,138	4,754,048
Zions Bancorp NA	4,504	221,417
		37,199,015
Consumer Finance (0.5%)
American Express Co.	17,998	2,659,205
Capital One Financial Corp.	11,517	1,070,620
Discover Financial Services	8,197	801,913
Synchrony Financial	13,613	447,323
		4,979,061
Insurance (4.1%)
Aflac, Inc.	17,097	1,229,958
Allstate Corp.	7,992	1,083,715
American International Group, Inc.	22,450	1,419,738
Aon PLC Class A (c)	6,250	1,875,875
Arch Capital Group Ltd. (b) (c)	11,089	696,167
Arthur J Gallagher & Co.	6,371	1,201,188
Assurant, Inc.	1,555	194,468
Berkshire Hathaway, Inc. Class B (b)	54,441	16,816,825
Brown & Brown, Inc.	7,034	400,727
Chubb Ltd. (c)	12,523	2,762,574
Cincinnati Financial Corp.	4,677	478,878
Everest Re Group Ltd. (c)	1,152	381,623
Globe Life, Inc.	2,674	322,351
Hartford Financial Services Group, Inc.	9,596	727,665
Lincoln National Corp.	4,648	142,787
Loews Corp.	5,901	344,205
Marsh & McLennan Cos., Inc.	14,947	2,473,430
MetLife, Inc.	19,914	1,441,176
Principal Financial Group, Inc.	6,800	570,656
	Shares	Value(a)
Progressive Corp.	17,678	$2,293,013
Prudential Financial, Inc.	11,056	1,099,630
Travelers Cos., Inc.	7,065	1,324,617
Willis Towers Watson PLC (c)	3,321	812,250
WR Berkley Corp.	6,129	444,782
		40,538,298
Health Care (15.2%)
Biotechnology (2.4%)
AbbVie, Inc.	53,437	8,635,954
Amgen, Inc.	16,152	4,242,161
Biogen, Inc. (b)	4,345	1,203,217
Gilead Sciences, Inc.	37,898	3,253,543
Incyte Corp. (b)	5,508	442,403
Moderna, Inc. (b)	9,983	1,793,146
Regeneron Pharmaceuticals, Inc. (b)	3,236	2,334,742
Vertex Pharmaceuticals, Inc. (b)	7,727	2,231,403
		24,136,569
Health Care Equipment & Supplies (3.4%)
Abbott Laboratories	52,684	5,784,176
Align Technology, Inc. (b)	2,232	470,729
Baxter International, Inc.	15,232	776,375
Becton Dickinson & Co.	8,620	2,192,066
Boston Scientific Corp. (b)	43,279	2,002,519
Cooper Cos., Inc.	1,466	484,762
Danaher Corp.	19,797	5,254,520
Dentsply Sirona, Inc.	6,493	206,737
Dexcom, Inc. (b)	11,592	1,312,678
Edwards Lifesciences Corp. (b)	18,681	1,393,789
Hologic, Inc. (b)	7,543	564,292
IDEXX Laboratories, Inc. (b)	2,488	1,015,004
Intuitive Surgical, Inc. (b)	10,668	2,830,754
Medtronic PLC (c)	40,162	3,121,391
ResMed, Inc.	4,406	917,021
STERIS PLC (c)	2,975	549,453
Stryker Corp.	10,177	2,488,175
Teleflex, Inc.	1,454	362,962
West Pharmaceutical Services, Inc.	2,230	524,831
Zimmer Biomet Holdings, Inc.	6,343	808,732
		33,060,966
Health Care Providers & Services (3.3%)
AmerisourceBergen Corp.	4,901	812,145
Cardinal Health, Inc.	7,920	608,810
Centene Corp. (b)	17,051	1,398,352
Cigna Corp.	9,256	3,066,883
DaVita, Inc. (b)	1,571	117,307
Elevance Health, Inc.	7,218	3,702,617
HCA Healthcare, Inc.	6,460	1,550,142
Henry Schein, Inc. (b)	4,083	326,109
Humana, Inc.	3,830	1,961,688
Laboratory Corp. of America Holdings	2,666	627,790
McKesson Corp.	4,331	1,624,645
Molina Healthcare, Inc. (b)	1,740	574,583

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Quest Diagnostics, Inc.	3,467	$542,377
UnitedHealth Group, Inc.	28,233	14,968,572
Universal Health Services, Inc. Class B	1,899	267,550
		32,149,570
Life Sciences Tools & Services (1.3%)
Agilent Technologies, Inc.	8,891	1,330,538
Bio-Rad Laboratories, Inc. Class A (b)	692	290,979
Bio-Techne Corp.	4,680	387,879
Charles River Laboratories International, Inc. (b)	1,510	329,029
Illumina, Inc. (b)	4,755	961,461
IQVIA Holdings, Inc. (b)	5,633	1,154,145
Mettler-Toledo International, Inc. (b)	707	1,021,933
PerkinElmer, Inc.	3,758	526,947
Thermo Fisher Scientific, Inc.	11,886	6,545,501
Waters Corp. (b)	1,844	631,718
		13,180,130
Pharmaceuticals (4.8%)
Bristol-Myers Squibb Co.	64,244	4,622,356
Catalent, Inc. (b)	5,437	244,719
Eli Lilly & Co.	23,830	8,717,967
Johnson & Johnson	79,000	13,955,350
Merck & Co., Inc.	76,610	8,499,880
Organon & Co.	7,631	213,134
Pfizer, Inc.	169,613	8,690,970
Viatris, Inc.	36,642	407,826
Zoetis, Inc.	14,077	2,062,984
		47,415,186
Industrials (8.7%)
Aerospace & Defense (1.9%)
Boeing Co. (b)	16,928	3,224,615
General Dynamics Corp.	6,847	1,698,809
Howmet Aerospace, Inc.	11,065	436,072
Huntington Ingalls Industries, Inc.	1,189	274,279
L3Harris Technologies, Inc.	5,731	1,193,251
Lockheed Martin Corp.	7,056	3,432,673
Northrop Grumman Corp.	4,443	2,424,145
Raytheon Technologies Corp.	44,419	4,482,765
Teledyne Technologies, Inc. (b)	1,468	587,068
TransDigm Group, Inc.	1,569	987,921
		18,741,598
Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	3,550	325,038
Expeditors International of Washington, Inc.	4,739	492,477
FedEx Corp.	7,203	1,247,560
United Parcel Service, Inc. Class B	22,079	3,838,213
		5,903,288
	Shares	Value(a)
Airlines (0.2%)
Alaska Air Group, Inc. (b)	3,756	$161,283
American Airlines Group, Inc. (b)	19,637	249,783
Delta Air Lines, Inc. (b)	19,374	636,629
Southwest Airlines Co. (b)	17,940	604,040
United Airlines Holdings, Inc. (b)	9,878	372,400
		2,024,135
Building Products (0.4%)
Allegion PLC (c)	2,654	279,360
AO Smith Corp.	3,750	214,650
Carrier Global Corp.	25,169	1,038,221
Johnson Controls International PLC (c)	20,809	1,331,776
Masco Corp.	6,767	315,816
Trane Technologies PLC (c)	6,932	1,165,200
		4,345,023
Commercial Services & Supplies (0.5%)
Cintas Corp.	2,590	1,169,696
Copart, Inc. (b)	12,948	788,404
Republic Services, Inc.	6,216	801,802
Rollins, Inc.	6,944	253,734
Waste Management, Inc.	11,287	1,770,704
		4,784,340
Construction & Engineering (0.1%)
Jacobs Solutions, Inc.	3,807	457,106
Quanta Services, Inc.	4,281	610,043
		1,067,149
Electrical Equipment (0.6%)
AMETEK, Inc.	6,939	969,517
Eaton Corp. PLC (c)	11,952	1,875,866
Emerson Electric Co.	17,866	1,716,208
Generac Holdings, Inc. (b)	1,817	182,899
Rockwell Automation, Inc.	3,513	904,844
		5,649,334
Industrial Conglomerates (1.1%)
3M Co.	16,701	2,002,784
General Electric Co.	33,016	2,766,411
Honeywell International, Inc.	20,315	4,353,504
Roper Technologies, Inc.	3,262	1,409,477
Textron, Inc.	6,307	446,536
		10,978,712
Machinery (1.8%)
Caterpillar, Inc.	15,689	3,758,457
Cummins, Inc.	4,310	1,044,270
Deere & Co.	8,320	3,567,283
Dover Corp.	4,180	566,014
Fortive Corp.	10,644	683,877
IDEX Corp.	2,249	513,514
Illinois Tool Works, Inc.	8,487	1,869,686
Ingersoll Rand, Inc.	12,235	639,279
Nordson Corp.	1,610	382,729
Otis Worldwide Corp.	12,576	984,826
PACCAR, Inc.	10,434	1,032,653

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Parker-Hannifin Corp.	3,905	$1,136,355
Pentair PLC (c)	4,970	223,551
Snap-On, Inc.	1,655	378,151
Stanley Black & Decker, Inc.	4,397	330,303
Westinghouse Air Brake Technologies Corp.	5,495	548,456
Xylem, Inc.	5,351	591,660
		18,251,064
Professional Services (0.4%)
CoStar Group, Inc. (b)	12,288	949,617
Equifax, Inc.	3,663	711,941
Robert Half International, Inc.	3,252	240,095
United Rentals, Inc. (b)	2,093	743,894
Verisk Analytics, Inc.	4,756	839,053
		3,484,600
Road & Rail (0.9%)
CSX Corp.	63,526	1,968,036
JB Hunt Transport Services, Inc.	2,471	430,844
Norfolk Southern Corp.	7,013	1,728,143
Old Dominion Freight Line, Inc.	2,750	780,395
Union Pacific Corp.	18,577	3,846,739
		8,754,157
Trading Companies & Distributors (0.2%)
Fastenal Co.	17,244	815,986
WW Grainger, Inc.	1,386	770,963
		1,586,949
Information Technology (29.4%)
Communications Equipment (0.9%)
Arista Networks, Inc. (b)	7,395	897,383
Cisco Systems, Inc.	124,066	5,910,504
F5, Inc. (b)	1,821	261,332
Juniper Networks, Inc.	9,806	313,400
Motorola Solutions, Inc.	5,045	1,300,147
		8,682,766
Computers & Peripherals (6.1%)
Apple, Inc. (d)	451,842	58,707,831
NetApp, Inc.	6,487	389,609
Seagate Technology Holdings PLC (c)	5,782	304,191
Western Digital Corp. (b)	9,598	302,817
		59,704,448
Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp. Class A	17,981	1,369,073
CDW Corp.	4,127	737,000
Corning, Inc.	23,001	734,652
Keysight Technologies, Inc. (b)	5,362	917,277
TE Connectivity Ltd. (c)	9,542	1,095,422
Trimble, Inc. (b)	7,353	371,768
		5,225,192
	Shares	Value(a)
Interactive Media & Services (4.0%)
Akamai Technologies, Inc. (b)	4,723	$398,149
Alphabet, Inc. Class A (b)	180,481	15,923,838
Alphabet, Inc. Class C (b)	159,989	14,195,824
eBay, Inc.	16,385	679,486
Meta Platforms, Inc. Class A (b)	67,946	8,176,622
		39,373,919
IT Services (4.4%)
Accenture PLC Class A (c)	19,081	5,091,574
Automatic Data Processing, Inc.	12,566	3,001,515
Broadridge Financial Solutions, Inc.	3,541	474,954
Cognizant Technology Solutions Corp. Class A	15,511	887,074
DXC Technology Co. (b)	6,898	182,797
EPAM Systems, Inc. (b)	1,789	586,327
Fidelity National Information Services, Inc.	17,929	1,216,483
Fiserv, Inc. (b)	19,092	1,929,628
FleetCor Technologies, Inc. (b)	2,194	402,994
Gartner, Inc. (b)	2,411	810,433
Global Payments, Inc.	8,158	810,253
International Business Machines Corp.	27,319	3,848,974
Jack Henry & Associates, Inc.	2,188	384,125
Leidos Holdings, Inc.	4,049	425,914
Mastercard, Inc. Class A	25,638	8,915,102
Paychex, Inc.	9,612	1,110,763
PayPal Holdings, Inc. (b)	34,447	2,453,315
VeriSign, Inc. (b)	2,788	572,767
Visa, Inc. Class A	49,404	10,264,175
		43,369,167
Office Electronics (0.0%)
Zebra Technologies Corp. Class A (b)	1,610	412,820
Semiconductors & Semiconductor Equipment (5.0%)
Advanced Micro Devices, Inc. (b)	48,719	3,155,530
Analog Devices, Inc.	15,505	2,543,285
Applied Materials, Inc.	25,995	2,531,393
Broadcom, Inc.	12,263	6,856,611
Enphase Energy, Inc. (b)	4,122	1,092,165
First Solar, Inc. (b)	2,996	448,771
Intel Corp.	124,702	3,295,874
KLA Corp.	4,255	1,604,263
Lam Research Corp.	4,144	1,741,723
Microchip Technology, Inc.	16,563	1,163,551
Micron Technology, Inc.	32,850	1,641,843
Monolithic Power Systems, Inc.	1,410	498,590
NVIDIA Corp.	75,239	10,995,428
NXP Semiconductors NV (c)	7,780	1,229,473
ON Semiconductor Corp. (b)	13,066	814,926
Qorvo, Inc. (b)	3,059	277,268

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
QUALCOMM, Inc.	33,872	$3,723,888
Skyworks Solutions, Inc.	4,848	441,798
SolarEdge Technologies, Inc. (b) (c)	1,664	471,361
Teradyne, Inc.	4,664	407,400
Texas Instruments, Inc.	27,421	4,530,498
		49,465,639
Software (8.4%)
Activision Blizzard, Inc.	21,519	1,647,279
Adobe, Inc. (b)	14,113	4,749,448
ANSYS, Inc. (b)	2,627	634,657
Autodesk, Inc. (b)	6,504	1,215,402
Cadence Design Systems, Inc. (b)	8,306	1,334,276
Ceridian HCM Holding, Inc. (b)	4,592	294,577
Contra Abiomed, Inc., Contingent Value Rights (b) (e)	1,425	1,453
Electronic Arts, Inc.	7,926	968,399
Fortinet, Inc. (b)	19,539	955,262
Gen Digital, Inc.	17,516	375,368
Intuit, Inc.	8,502	3,309,148
Microsoft Corp.	225,246	54,018,496
Oracle Corp.	46,436	3,795,679
Paycom Software, Inc. (b)	1,440	446,846
PTC, Inc. (b)	3,200	384,128
Salesforce, Inc. (b)	30,216	4,006,339
ServiceNow, Inc. (b)	6,080	2,360,682
Synopsys, Inc. (b)	4,646	1,483,421
Take-Two Interactive Software, Inc. (b)	4,704	489,828
Tyler Technologies, Inc. (b)	1,286	414,619
		82,885,307
Technology Hardware Storage & Peripherals (0.1%)
Hewlett Packard Enterprise Co.	38,879	620,509
HP, Inc.	26,748	718,719
		1,339,228
Materials (2.7%)
Chemicals (1.9%)
Air Products & Chemicals, Inc.	6,744	2,078,905
Albemarle Corp.	3,592	778,961
Celanese Corp.	2,991	305,800
CF Industries Holdings, Inc.	5,879	500,891
Corteva, Inc.	21,497	1,263,594
Dow, Inc.	21,264	1,071,493
DuPont de Nemours, Inc.	14,930	1,024,646
Eastman Chemical Co.	3,585	291,962
Ecolab, Inc.	7,470	1,087,333
FMC Corp.	3,806	474,989
International Flavors & Fragrances, Inc.	7,703	807,583
Linde PLC (c)	14,993	4,890,417
LyondellBasell Industries NV Class A (c)	7,632	633,685
Mosaic Co.	10,260	450,106
	Shares	Value(a)
PPG Industries, Inc.	7,025	$883,323
Sherwin-Williams Co.	7,126	1,691,214
		18,234,902
Commercial Services & Supplies (0.1%)
Avery Dennison Corp.	2,430	439,830
Construction Materials (0.1%)
Martin Marietta Materials, Inc.	1,899	641,805
Vulcan Materials Co.	4,047	708,670
		1,350,475
Containers & Packaging (0.2%)
Amcor PLC (c)	44,992	535,855
Ball Corp.	9,399	480,665
International Paper Co.	10,747	372,168
Packaging Corp. of America	2,782	355,845
Sealed Air Corp.	4,294	214,185
WestRock Co.	7,592	266,935
		2,225,653
Metals & Mining (0.4%)
Freeport-McMoRan, Inc.	43,188	1,641,144
Newmont Corp.	23,983	1,131,998
Nucor Corp.	7,726	1,018,364
Steel Dynamics, Inc.	5,049	493,287
		4,284,793
Real Estate (2.8%)
Health Care REITs (0.2%)
Healthpeak Properties, Inc.	16,191	405,909
Ventas, Inc.	12,077	544,069
Welltower, Inc.	14,277	935,857
		1,885,835
Hotels & Resort REITs (0.1%)
Hilton Worldwide Holdings, Inc.	8,165	1,031,730
Host Hotels & Resorts, Inc.	21,605	346,760
		1,378,490
Industrial REITs (0.3%)
Prologis, Inc.	27,891	3,144,152
Office REITs (0.1%)
Alexandria Real Estate Equities, Inc.	4,524	659,011
Boston Properties, Inc.	4,310	291,270
Vornado Realty Trust	4,833	100,575
		1,050,856
Real Estate Investment Trust (0.0%)
Federal Realty Investment Trust	2,185	220,772
Real Estate Services (0.1%)
CBRE Group, Inc. Class A (b)	9,537	733,967

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Residential REITs (0.4%)
AvalonBay Communities, Inc.	4,241	$685,006
Camden Property Trust	3,180	355,778
Equity Residential	10,277	606,343
Essex Property Trust, Inc.	1,910	404,767
Invitation Homes, Inc.	17,550	520,182
Mid-America Apartment Communities, Inc.	3,433	538,947
UDR, Inc.	9,165	354,961
		3,465,984
Retail REITs (0.3%)
Kimco Realty Corp.	18,687	395,791
Realty Income Corp.	18,950	1,201,998
Regency Centers Corp.	4,621	288,813
Simon Property Group, Inc.	9,823	1,154,006
		3,040,608
Specialized REITs (1.3%)
American Tower Corp.	14,071	2,981,082
Crown Castle, Inc.	13,094	1,776,070
Digital Realty Trust, Inc.	8,624	864,728
Equinix, Inc.	2,852	1,868,146
Extra Space Storage, Inc.	4,026	592,547
Iron Mountain, Inc.	8,722	434,792
Public Storage	4,741	1,328,381
SBA Communications Corp.	3,234	906,522
VICI Properties, Inc.	29,101	942,872
Weyerhaeuser Co.	22,170	687,270
		12,382,410
Utilities (3.2%)
Electric Utilities (2.0%)
Alliant Energy Corp.	7,529	415,676
American Electric Power Co., Inc.	15,527	1,474,289
Constellation Energy Corp.	9,807	845,461
Duke Energy Corp.	23,268	2,396,371
Edison International	11,445	728,131
Entergy Corp.	6,058	681,525
Evergy, Inc.	6,836	430,190
Eversource Energy	10,524	882,332
Exelon Corp.	30,027	1,298,067
FirstEnergy Corp.	16,412	688,319
NextEra Energy, Inc.	60,044	5,019,678
PG&E Corp. (b)	48,649	791,033
Pinnacle West Capital Corp.	3,392	257,928
PPL Corp.	22,248	650,087
Southern Co.	32,895	2,349,032
Xcel Energy, Inc.	16,535	1,159,269
		20,067,388
Gas Utilities (0.1%)
Atmos Energy Corp.	4,141	464,082
ONEOK, Inc.	13,409	880,971
		1,345,053
Independent Power Producers & Energy Traders (0.1%)
AES Corp.	20,182	580,434
NRG Energy, Inc.	6,868	218,540
		798,974
	Shares	Value(a)
Multi-Utilities (0.9%)
Ameren Corp.	7,811	$694,554
CenterPoint Energy, Inc.	19,022	570,470
CMS Energy Corp.	8,770	555,404
Consolidated Edison, Inc.	10,640	1,014,098
Dominion Energy, Inc.	25,178	1,543,915
DTE Energy Co.	5,854	688,021
NiSource, Inc.	12,271	336,471
Public Service Enterprise Group, Inc.	15,076	923,707
Sempra Energy	9,432	1,457,621
WEC Energy Group, Inc.	9,465	887,438
		8,671,699
Water Utilities (0.1%)
American Water Works Co., Inc.	5,432	827,945
Total common stocks (cost: $355,130,532)		970,864,008
Short-Term Securities (2.1%)
Investment Companies (2.1%)
State Street Institutional U.S. Government Money Market Fund, current rate 4.120%	20,839,604	20,839,604
Total short-term securities (cost: $20,839,604)		20,839,604
Total investments in securities (cost: $375,970,136) (f)		991,703,612
Liabilities in excess of cash and other assets (-0.4%)		(4,119,813)
Total net assets (100.0%)		$987,583,799

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 3.4% of net assets in foreign securities at December 31, 2022.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

(e)  This security is fair valued by Securian AM, as the Valuation Designee, in accordance with procedures approved by the Board of Trustees of Securian Funds Trust and in accordance with provisions of the Investment Company Act of 1940, as amended.

(f)  At December 31, 2022, the cost of investments for federal income tax purposes was $377,771,146. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$638,954,919
Gross unrealized depreciation	(25,563,235)
Net unrealized appreciation	$613,391,684

Holdings of Open Futures Contracts

On December 31, 2022, securities with an aggregate market value of $18,190,200 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 500 E-Mini Index Future	March 2023	80	Long	$15,984,782	$15,444,000	$(540,782)

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities

December 31, 2022

(Percentages of each investment category relate to total net assets)

	Principal(b)	Value(a)
Long-Term Debt Securities (99.2%)
Australia (7.0%)
Financial (4.4%)
Commonwealth Bank of Australia (USD) 5.046%, 03/14/25 (SOFRRATE + 0.740%) (c) (d)	1,770,000	$1,759,966
Macquarie Group Ltd. (USD) 6.207%, 11/22/24 (c)	1,660,000	1,670,674
		3,430,640
Government (2.6%)
New South Wales Treasury Corp. (AUD) 4.000%, 04/20/23	530,000	360,200
Queensland Treasury Corp. (AUD) 4.250%, 07/21/23 (c)	1,210,000	824,155
Western Australian Treasury Corp. (AUD) 6.000%, 10/16/23	1,280,000	883,995
		2,068,350
Brazil (5.6%)
Government (5.6%)
Brazil Notas do Tesouro Nacional Serie F (BRL) 10.000%, 01/01/27	11,950,000	2,085,058
10.000%, 01/01/29	3,440,000	583,059
10.000%, 01/01/31	3,320,000	548,923
10.000%, 01/01/33	7,260,000	1,179,911
		4,396,951
Canada (4.1%)
Government (4.1%)
Province of Ontario Canada (CAD) 2.600%, 06/02/25	4,500,000	3,208,834
Colombia (4.4%)
Government (4.4%)
Colombian TES (COP) 6.000%, 04/28/28	8,700,000,000	1,339,265
6.250%, 11/26/25	5,300,000,000	936,982
7.000%, 03/26/31	6,010,000,000	877,426
7.250%, 10/26/50	2,720,000,000	320,254
		3,473,927
France (6.5%)
Government (6.5%)
French Republic Government Bond OAT (EUR) 0.010%, 05/25/32	4,830,000	3,876,936
0.750%, 05/25/52	2,110,000	1,186,975
		5,063,911
	Principal(b)	Value(a)
Germany (5.6%)
Government (5.6%)
Bundesrepublik Deutschland Bundesanleihe (EUR) 1.700%, 08/15/32	4,430,000	$4,381,879
Malaysia (2.9%)
Government (2.9%)
Malaysia Government Bond (MYR) 3.480%, 03/15/23	4,950,000	1,124,701
3.899%, 11/16/27	3,350,000	761,549
3.955%, 09/15/25	1,700,000	387,951
		2,274,201
Mexico (12.7%)
Government (12.7%)
Mexican Bonos (MXN) 7.750%, 11/13/42	47,700,000	2,164,619
8.000%, 11/07/47	32,700,000	1,498,784
8.000%, 07/31/53	36,100,000	1,692,239
8.500%, 05/31/29	45,500,000	2,286,854
8.500%, 11/18/38	49,300,000	2,414,018
		10,056,514
Poland (4.3%)
Government (4.3%)
Republic of Poland Government Bond (PLN) 1.750%, 04/25/32	22,790,000	3,410,512
Russia (0.2%)
Government (0.2%)
Russian Federal Bond—OFZ (RUB) 7.650%, 04/10/30 (e)	29,000,000	119,178
South Africa (4.3%)
Government (4.3%)
Republic of South Africa Government Bond (ZAR) 6.500%, 02/28/41	44,700,000	1,644,682
8.750%, 02/28/48	37,000,000	1,701,610
		3,346,292
South Korea (7.4%)
Government (7.4%)
Korea Treasury Bond (KRW) 1.875%, 03/10/51	2,600,000,000	1,417,005
2.000%, 06/10/31	6,430,000,000	4,427,064
		5,844,069
United States (34.2%)
Financial (4.1%)
Goldman Sachs Group, Inc. (USD) 5.700%, 11/01/24	1,660,000	1,679,869

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

	Principal(b)	Value(a)
Jackson National Life Global Funding (USD) 5.473%, 06/28/24 (c) (d)	1,530,000	$1,530,304
		3,210,173
Government (15.6%)
U.S. Treasury Bond (USD) 1.875%, 11/15/51	2,020,000	1,291,537
U.S. Treasury Bond (USD) 2.250%, 02/15/52	6,530,000	4,586,305
U.S. Treasury Bond (USD) 3.000%, 08/15/52	4,700,000	3,914,219
U.S. Treasury Note (USD) 1.875%, 02/15/32	2,260,000	1,922,765
U.S. Treasury Note (USD) 4.435%, 07/31/24 (3-Month U.S. Treasury Money Market Yield + 0.037%) (d)	540,000	539,593
		12,254,419
Mortgage Securities (14.5%)
Federal Home Loan Mortgage Corp. (USD) 4.500%, 09/01/52	1,289,270	1,244,285
4.500%, 10/01/52	912,734	881,212
5.000%, 08/01/52	648,802	639,882
5.000%, 11/01/52	801,710	790,842
5.500%, 12/01/52	2,247,173	2,255,095
	Principal(b)/ Shares	Value(a)
Federal National Mortgage Association (USD) 4.500%, 09/01/52	1,864,479	$1,800,084
5.000%, 12/01/52	1,443,373	1,423,807
5.000%, 10/01/52	667,894	658,713
5.500%, 12/01/52	1,641,879	1,648,094
		11,342,014
Total long-term debt securities (cost: $87,035,003)		77,881,864
Short-Term Securities (1.2%)
Investment Companies (1.2%)
United States (1.2%)
State Street Institutional U.S. Government Money Market Fund, current rate 4.120%	944,622	944,622
Total short-term securities (cost: $944,622)		944,622
Total investments in securities (cost: $87,979,625) (f)		78,826,486
Liabilities in excess of cash and other assets (-0.4%)		(344,243)
Total net assets (100.0%)		$78,482,243

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  Security sold within terms of a private placement memorandum exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(d)  Variable rate security.

(e)  Pursuant to the Fund's Liquidity Risk Management Program, this security has been determined to be illiquid by the Fund's Liquidity Risk Management Program Administrator.

(f)  At December 31, 2022, the cost of investments for federal income tax purposes was $86,153,565 . The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$625,214
Gross unrealized depreciation	(9,852,650)
Net unrealized depreciation	$(9,227,436)

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

Foreign Forward Currency Contracts

On December 31, 2022, SFT International Bond Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Settlement Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation(a)	Unrealized Depreciation(a)	Counterparty
01/13/23	516,225	USD	5,700,000	SEK	$31,151	$–	HSB
01/19/23	19,099	USD	100,000	BRL	–	(212)	JPM
01/19/23	127,937	USD	680,000	BRL	493	–	JPM
01/19/23	22,980,000	BRL	4,295,327	USD	–	(44,865)	JPM
01/20/23	13,670,000	PLN	2,717,054	USD	–	(396,885)	GSC
01/20/23	395,889	USD	1,810,000	PLN	16,417	–	MSC
01/20/23	1,430,000	PLN	315,788	USD	–	(9,957)	UBS
01/25/23	4,680,000	CAD	3,399,433	USD	–	(55,037)	GSC
01/27/23	15,890,000,000	COP	3,176,031	USD	–	(87,768)	JPM
01/27/23	1,100,000,000	COP	225,549	USD	–	(390)	JPM
01/31/23	104,763	USD	2,100,000	MXN	2,488	–	GSC
01/31/23	364,429	USD	7,100,000	MXN	–	(1,817)	JPM
01/31/23	187,600,000	MXN	9,240,108	USD	–	(341,011)	MSC
01/31/23	13,300,000	MXN	665,957	USD	–	(13,301)	MSC
02/03/23	9,680,000	EUR	9,719,253	USD	–	(631,865)	BLC
02/03/23	653,470	USD	610,000	EUR	–	(1,179)	HSB
02/03/23	480,000	EUR	504,735	USD	–	(8,543)	MSC
02/03/23	490,000	EUR	525,216	USD	1,244	–	MSC
02/15/23	56,500,000	ZAR	3,243,938	USD	–	(64,960)	HSB
02/16/23	2,500,000	CNH	359,619	USD	–	(2,936)	MSC
03/03/23	410,000	GBP	498,871	USD	4,970	–	JPM
03/07/23	3,330,000	AUD	2,265,442	USD	1,506	–	JPM
03/08/23	103,076	USD	130,000,000	KRW	23	–	HSB
03/08/23	7,050,000,000	KRW	5,419,950	USD	–	(171,233)	HSB
03/10/23	121,739	USD	4,200,000	THB	319	–	HSB
03/14/23	881,887	USD	119,000,000	JPY	28,372	–	JPM
03/20/23	721,608	USD	630,000,000	CLP	10,439	–	JPM
03/20/23	587,487	USD	5,700,000	NOK	–	(6,841)	MSC
03/21/23	10,300,000	MYR	2,347,846	USD	1,765	–	BLC
					$99,187	$(1,838,800)

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CLP  Chilean Peso

CNH  Chinese Yuan Renminbi Offshore

COP  Colombian Peso

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

PLN  Polish Zloty

Currency Legend

RUB  Russian Ruble

SEK  Swedish Krona

THB  Thai Baht

USD  United States Dollar

ZAR  South African Rand

Counterparty Legend

BLC  Barclays Bank PLC

GSC  Goldman Sachs

HSB  HSBC Bank PLC

JPM  JPMorgan Chase Bank NA

MSC  Morgan Stanley and Co., Inc.

UBS  UBS AG

Holdings of Open Futures Contracts

On December 31, 2022, $307,450 in cash has been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
U.S. Ultra Bond	March 2023	43	Long	$5,936,182	$5,775,438	$(160,744)

See accompanying notes to financial statements.

SFT Real Estate Securities Fund
Investments in Securities

December 31, 2022

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.9%)
Consumer Discretionary (0.9%)
Boyd Gaming Corp.	19,383	$1,056,955
Real Estate (97.0%)
Health Care REITs (9.3%)
Healthcare Realty Trust, Inc. Class A	144,644	2,787,290
Healthpeak Properties, Inc.	60,617	1,519,668
Welltower, Inc.	98,191	6,436,420
		10,743,378
Hotels & Resort REITs (2.2%)
Host Hotels & Resorts, Inc.	156,046	2,504,538
Industrial REITs (12.0%)
Americold Realty Trust, Inc.	122,040	3,454,953
Prologis, Inc.	92,600	10,438,798
		13,893,751
Office REITs (1.8%)
Highwoods Properties, Inc.	76,500	2,140,470
Residential REITs (22.6%)
American Homes 4 Rent Class A	76,800	2,314,752
Apartment Income REIT Corp. (a)	51,977	1,783,331
Camden Property Trust	39,597	4,430,112
Essex Property Trust, Inc.	2,698	571,760
Invitation Homes, Inc.	187,262	5,550,446
Mid-America Apartment Communities, Inc.	23,711	3,722,390
Sun Communities, Inc.	30,422	4,350,346
UDR, Inc.	88,088	3,411,648
		26,134,785
	Shares	Value(a)
Retail REITs (17.3%)
Kimco Realty Corp.	107,600	$2,278,968
Realty Income Corp.	95,215	6,039,487
Simon Property Group, Inc.	61,719	7,250,748
SITE Centers Corp.	80,257	1,096,311
Spirit Realty Capital, Inc.	82,856	3,308,440
		19,973,954
Specialized REITs (31.8%)
American Tower Corp.	37,528	7,950,682
Crown Castle, Inc.	35,425	4,805,047
Digital Realty Trust, Inc.	56,421	5,657,334
Equinix, Inc.	8,817	5,775,400
Extra Space Storage, Inc.	9,962	1,466,207
Life Storage, Inc.	31,907	3,142,839
Public Storage	19,407	5,437,647
SBA Communications Corp.	6,903	1,934,980
Weyerhaeuser Co.	21,600	669,600
		36,839,736
Total common stocks (cost: $123,155,583)		113,287,567
Short-Term Securities (1.9%)
Investment Companies (1.9%)
State Street Institutional U.S. Government Money Market Fund, current rate 4.120%	2,207,429	2,207,429
Total short-term securities (cost: $2,207,429)		2,207,429
Total investments in securities (cost: $125,363,012) (b)		115,494,996
Cash and other assets in excess of liabilities (0.2%)		263,323
Total net assets (100.0%)		$115,758,319

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  At December 31, 2022, the cost of investments for federal income tax purposes was $126,556,516. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$1,627,027
Gross unrealized depreciation	(12,688,547)
Net unrealized depreciation	$(11,061,520)

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities

December 31, 2022

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.9%)
Communication Services (1.1%)
Diversified Telecommunication Services (1.1%)
Verizon Communications, Inc.	48,700	$1,918,780
Consumer Discretionary (6.2%)
Entertainment (0.7%)
Walt Disney Co. (b)	14,281	1,240,733
Hotels, Restaurants & Leisure (2.3%)
Booking Holdings, Inc. (b)	10	20,153
McDonald's Corp.	12,364	3,258,285
Yum! Brands, Inc.	7,072	905,782
		4,184,220
Multiline Retail (0.8%)
Dollar General Corp.	6,096	1,501,140
Specialty Retail (2.4%)
Home Depot, Inc.	5,600	1,768,816
Ross Stores, Inc.	5,792	672,277
TJX Cos., Inc.	12,180	969,528
Ulta Beauty, Inc. (b)	2,400	1,125,768
		4,536,389
Consumer Staples (10.6%)
Beverages (1.2%)
Coca-Cola Co.	13,112	834,055
Constellation Brands, Inc. Class A	1,255	290,846
Keurig Dr Pepper, Inc.	32,129	1,145,720
		2,270,621
Food & Staples Retailing (1.8%)
Walmart, Inc.	22,647	3,211,118
Food Products (2.9%)
Kraft Heinz Co.	51,179	2,083,497
Mondelez International, Inc. Class A	49,895	3,325,502
		5,408,999
Household Products (2.2%)
Kimberly-Clark Corp.	5,400	733,050
Procter & Gamble Co.	22,086	3,347,354
		4,080,404
Tobacco (2.5%)
Philip Morris International, Inc.	46,141	4,669,931
Energy (5.9%)
Oil, Gas & Consumable Fuels (5.9%)
Chevron Corp.	17,100	3,069,279
ConocoPhillips	3,300	389,400
Exxon Mobil Corp.	50,921	5,616,586
Kinder Morgan, Inc.	102,900	1,860,432
		10,935,697
	Shares	Value(a)
Financial (21.7%)
Capital Markets (0.7%)
Goldman Sachs Group, Inc.	3,700	$1,270,506
Commercial Banks (8.9%)
Bank of America Corp.	173,510	5,746,651
Citigroup, Inc.	18,900	854,847
JPMorgan Chase & Co.	36,126	4,844,497
U.S. Bancorp	42,200	1,840,342
Wells Fargo & Co.	76,814	3,171,650
		16,457,987
Diversified Financial Services (0.3%)
Corebridge Financial, Inc.	25,109	503,687
Insurance (11.8%)
Allstate Corp.	11,361	1,540,552
American International Group, Inc.	18,951	1,198,461
Berkshire Hathaway, Inc. Class B (b)	11,700	3,614,130
Chubb Ltd. (c)	17,006	3,751,523
Hartford Financial Services Group, Inc.	16,455	1,247,783
MetLife, Inc.	42,233	3,056,402
Progressive Corp.	26,102	3,385,690
Travelers Cos., Inc.	22,089	4,141,467
		21,936,008
Health Care (20.6%)
Biotechnology (1.8%)
AbbVie, Inc.	14,357	2,320,235
Amgen, Inc.	4,000	1,050,560
		3,370,795
Health Care Equipment & Supplies (3.5%)
Becton Dickinson & Co.	20,597	5,237,817
Danaher Corp.	4,131	1,096,450
GE HealthCare Technologies, Inc. (b)	3,530	206,082
		6,540,349
Health Care Providers & Services (8.0%)
AmerisourceBergen Corp.	6,472	1,072,475
Centene Corp. (b)	24,973	2,048,036
Cigna Corp.	2,470	818,410
Elevance Health, Inc.	13,697	7,026,150
HCA Healthcare, Inc.	9,047	2,170,918
Humana, Inc.	2,050	1,049,989
UnitedHealth Group, Inc.	1,167	618,720
		14,804,698
Life Sciences Tools & Services (1.6%)
PerkinElmer, Inc.	6,119	858,006
Thermo Fisher Scientific, Inc.	3,694	2,034,249
		2,892,255

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Pharmaceuticals (5.7%)
AstraZeneca PLC ADR (c)	38,955	$2,641,149
Johnson & Johnson	35,677	6,302,342
Merck & Co., Inc.	13,800	1,531,110
		10,474,601
Industrials (10.9%)
Aerospace & Defense (2.1%)
L3Harris Technologies, Inc.	14,316	2,980,734
Northrop Grumman Corp.	1,620	883,888
		3,864,622
Commercial Services & Supplies (0.4%)
Republic Services, Inc.	5,792	747,110
Electrical Equipment (2.4%)
AMETEK, Inc.	3,613	504,808
Eaton Corp. PLC (c)	19,024	2,985,817
Hubbell, Inc.	3,708	870,194
		4,360,819
Industrial Conglomerates (3.2%)
General Electric Co.	37,697	3,158,632
Honeywell International, Inc.	8,737	1,872,339
Siemens AG (c)	6,880	951,904
		5,982,875
Machinery (0.3%)
Cummins, Inc.	800	193,832
Dover Corp.	2,600	352,066
		545,898
Road & Rail (2.5%)
CSX Corp.	71,291	2,208,595
Norfolk Southern Corp.	6,056	1,492,320
Union Pacific Corp.	4,900	1,014,643
		4,715,558
Information Technology (11.1%)
Electronic Equipment, Instruments & Components (0.3%)
TE Connectivity Ltd. (c)	4,600	528,080
Interactive Media & Services (2.2%)
Alphabet, Inc. Class C (b)	46,350	4,112,636
IT Services (2.2%)
Accenture PLC Class A (c)	2,400	640,416
Booz Allen Hamilton Holding Corp.	900	94,068
Fidelity National Information Services, Inc.	8,600	583,510
Fiserv, Inc. (b)	27,563	2,785,792
		4,103,786
Semiconductors & Semiconductor Equipment (5.5%)
Applied Materials, Inc.	10,200	993,276
Broadcom, Inc.	4,761	2,662,018
KLA Corp.	7,731	2,914,819
Lam Research Corp.	2,600	1,092,780
Micron Technology, Inc.	21,000	1,049,580
Texas Instruments, Inc.	9,400	1,553,068
		10,265,541
	Shares	Value(a)
Software (0.9%)
Activision Blizzard, Inc.	10,400	$796,120
Microsoft Corp.	3,365	806,994
		1,603,114
Materials (2.0%)
Chemicals (2.0%)
International Flavors & Fragrances, Inc.	8,700	912,108
Nutrien Ltd. (c)	25,957	1,895,640
Sherwin-Williams Co.	3,600	854,388
		3,662,136
Real Estate (1.9%)
Industrial REITs (1.1%)
Prologis, Inc.	17,131	1,931,177
Office REITs (0.1%)
Boston Properties, Inc.	2,900	195,982
Residential REITs (0.2%)
Equity LifeStyle Properties, Inc.	6,263	404,590
Specialized REITs (0.5%)
Weyerhaeuser Co.	29,797	923,707
Utilities (6.9%)
Electric Utilities (4.7%)
American Electric Power Co., Inc.	12,813	1,216,594
FirstEnergy Corp.	25,200	1,056,888
Southern Co.	82,244	5,873,044
Xcel Energy, Inc.	7,399	518,744
		8,665,270
Multi-Utilities (2.2%)
Ameren Corp.	8,160	725,587
Dominion Energy, Inc.	10,011	613,875
DTE Energy Co.	6,178	726,100
Sempra Energy	11,944	1,845,826
WEC Energy Group, Inc.	2,800	262,528
		4,173,916
Total common stocks (cost: $177,181,026)		182,995,735
Short-Term Securities (1.6%)
Investment Companies (1.6%)
State Street Institutional U.S. Government Money Market Fund, current rate 4.120%	505,739	505,739
T. Rowe Price Government Reserve Fund, current rate 4.300%	2,441,999	2,441,999
Total short-term securities (cost: $2,947,738)		2,947,738
Total investments in securities (cost: $180,128,764) (d)		185,943,473
Liabilities in excess of cash and other assets (-0.5%)		(834,236)
Total net assets (100.0%)		$185,109,237

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 7.2% of net assets in foreign securities at December 31, 2022.

(d)  At December 31, 2022, the cost of investments for federal income tax purposes was $183,976,527. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$5,952,055
Gross unrealized depreciation	(3,985,109)
Net unrealized appreciation	$1,966,946

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
Investments in Securities

December 31, 2022

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.9%)
Consumer Discretionary (10.4%)
Automobiles (0.9%)
Ford Motor Co.	63,854	$742,622
Tesla, Inc. (b)	1,809	222,833
		965,455
Entertainment (1.2%)
Walt Disney Co. (b)	14,532	1,262,540
Hotels, Restaurants & Leisure (2.0%)
Airbnb, Inc. Class A (b)	5,162	441,351
McDonald's Corp.	6,698	1,765,124
		2,206,475
Internet & Catalog Retail (2.9%)
Amazon.com, Inc. (b)	38,198	3,208,632
Specialty Retail (1.9%)
TJX Cos., Inc.	26,502	2,109,559
Textiles, Apparel & Luxury Goods (1.5%)
NIKE, Inc. Class B	13,753	1,609,238
Consumer Staples (7.6%)
Beverages (2.9%)
Constellation Brands, Inc. Class A	6,837	1,584,475
Monster Beverage Corp. (b)	15,570	1,580,822
		3,165,297
Food & Staples Retailing (1.2%)
Sysco Corp.	16,091	1,230,157
Household Products (3.5%)
Colgate-Palmolive Co.	14,630	1,152,697
Procter & Gamble Co.	17,707	2,683,673
		3,836,370
Energy (3.9%)
Oil, Gas & Consumable Fuels (3.9%)
ConocoPhillips	12,788	1,508,984
EOG Resources, Inc.	20,661	2,676,013
		4,184,997
Financial (12.1%)
Capital Markets (2.9%)
Charles Schwab Corp.	14,299	1,190,535
Morgan Stanley	23,002	1,955,630
		3,146,165
Commercial Banks (5.2%)
Bank of America Corp.	56,907	1,884,760
JPMorgan Chase & Co.	20,373	2,732,019
PNC Financial Services Group, Inc.	6,296	994,390
		5,611,169
Consumer Finance (1.5%)
American Express Co.	11,323	1,672,973
	Shares	Value(a)
Insurance (2.5%)
Chubb Ltd. (c)	6,934	$1,529,640
Progressive Corp.	9,326	1,209,676
		2,739,316
Health Care (18.5%)
Biotechnology (2.9%)
Regeneron Pharmaceuticals, Inc. (b)	2,375	1,713,539
Vertex Pharmaceuticals, Inc. (b)	4,953	1,430,327
		3,143,866
Health Care Equipment & Supplies (5.2%)
Abbott Laboratories	12,956	1,422,439
Becton Dickinson & Co.	6,020	1,530,886
Danaher Corp.	5,685	1,508,913
Hologic, Inc. (b)	16,456	1,231,073
		5,693,311
Health Care Providers & Services (4.3%)
Laboratory Corp. of America Holdings	4,158	979,126
UnitedHealth Group, Inc.	6,992	3,707,018
		4,686,144
Life Sciences Tools & Services (1.8%)
Thermo Fisher Scientific, Inc.	3,563	1,962,109
Pharmaceuticals (4.3%)
Eli Lilly & Co.	6,294	2,302,597
Pfizer, Inc.	46,402	2,377,639
		4,680,236
Industrials (9.5%)
Aerospace & Defense (1.6%)
Raytheon Technologies Corp.	17,525	1,768,623
Building Products (2.0%)
Fortune Brands Innovations, Inc.	12,310	703,024
Johnson Controls International PLC (c)	22,672	1,451,008
		2,154,032
Commercial Services & Supplies (0.7%)
Republic Services, Inc.	5,768	744,014
Electrical Equipment (1.3%)
AMETEK, Inc.	10,290	1,437,719
Machinery (3.9%)
Deere & Co.	4,020	1,723,615
IDEX Corp.	5,371	1,226,360
Illinois Tool Works, Inc.	5,919	1,303,956
		4,253,931

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
Investments in Securities – continued

	Shares	Value(a)
Information Technology (30.4%)
Communications Equipment (2.5%)
F5, Inc. (b)	5,859	$840,825
Motorola Solutions, Inc.	7,218	1,860,151
		2,700,976
Computers & Peripherals (5.2%)
Apple, Inc.	37,365	4,854,835
NetApp, Inc.	14,273	857,236
		5,712,071
Electronic Equipment, Instruments & Components (2.0%)
CDW Corp.	6,879	1,228,452
Corning, Inc.	30,165	963,470
		2,191,922
Interactive Media & Services (5.1%)
Alphabet, Inc. Class A (b)	52,844	4,662,426
GoDaddy, Inc. Class A (b)	11,600	867,912
		5,530,338
IT Services (3.4%)
Global Payments, Inc.	6,465	642,104
Leidos Holdings, Inc.	10,185	1,071,360
Mastercard, Inc. Class A	5,731	1,992,840
		3,706,304
Semiconductors & Semiconductor Equipment (4.8%)
Advanced Micro Devices, Inc. (b)	11,308	732,419
KLA Corp.	3,443	1,298,114
NVIDIA Corp.	2,777	405,831
QUALCOMM, Inc.	9,240	1,015,846
Texas Instruments, Inc.	10,713	1,770,002
		5,222,212
Software (7.4%)
Microsoft Corp.	23,356	5,601,236
Palo Alto Networks, Inc. (b)	5,608	782,540
Salesforce, Inc. (b)	7,296	967,377
Workday, Inc. Class A (b)	4,172	698,101
		8,049,254
	Shares	Value(a)
Materials (1.1%)
Chemicals (1.1%)
PPG Industries, Inc.	9,646	$1,212,888
Real Estate (1.7%)
Industrial REITs (1.0%)
Prologis, Inc.	9,274	1,045,458
Residential REITs (0.7%)
AvalonBay Communities, Inc.	4,644	750,099
Utilities (3.7%)
Electric Utilities (3.7%)
American Electric Power Co., Inc.	17,730	1,683,463
Duke Energy Corp.	13,538	1,394,279
Eversource Energy	10,628	891,052
		3,968,794
Total common stocks (cost: $78,145,459)		107,562,644
Short-Term Securities (1.7%)
Investment Companies (1.7%)
State Street Institutional U.S. Government Money Market Fund, current rate 4.120%	1,856,525	1,856,525
Total short-term securities (cost: $1,856,525)		1,856,525
Total investments in securities (cost: $80,001,984) (d)		109,419,169
Liabilities in excess of cash and other assets (-0.6%)		(655,187)
Total net assets (100.0%)		$108,763,982

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 2.7% of net assets in foreign securities at December 31, 2022.

(d)  At December 31, 2022, the cost of investments for federal income tax purposes was $80,077,146. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$34,225,281
Gross unrealized depreciation	(4,883,258)
Net unrealized appreciation	$29,342,023

See accompanying notes to financial statements.

Securian Funds Trust

Statements of Assets and Liabilities

December 31, 2022

	SFT Balanced Stabilization Fund		SFT Core Bond Fund	SFT Delaware IvySM Growth Fund		SFT Delaware IvySM Small Cap Growth Fund		SFT Equity Stabilization Fund(a)		SFT Government Money Market Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers		$385,831,229	$535,540,895		$478,441,948		$141,317,006		$324,226,980		$223,066,013
Affiliated issuers (Note 8)		234,734,959	–		–		–		–		–
Cash on demand deposit		9,000,000	59,214		–		–		7,225,000		–
Due from broker[1,3]		–	1,315,000		–		–		500,000		–
Foreign currency on deposit[2]		–	6		–		–		–		–
Receivable:
Fund shares sold		–	319		–		–		–		–
Investment securities sold		12,745,189	1,317,625		423,466		151,433		–		–
Investment securities sold on a when-issued or forward – commitment basis (Note 2)		–	15,147		–		–		–		–
Investment securities sold on a TBA basis (Note 2)		–	5,799,770		–		–		–		–
Dividends and accrued interest		2,766,172	2,230,671		192,592		53,935		84,924		77,989
Refundable foreign income taxes withheld		–	–		–		–		–		–
Variation margin on futures contracts		106,425	–		–		–		3,085		–
Unrealized appreciation on forward foreign currency contracts		–	–		–		–		–		–
Prepaid expenses		11,611	11,610		11,440		11,440		11,440		13,767
Total assets		645,195,585	546,290,257		479,069,446		141,533,814		332,051,429		223,157,769
Liabilities
Payable:
Fund shares repurchased		98,761	540,591		162,208		20,880		486,822		516,570
Investment securities purchased		19,077,411	11,645,973		–		183,722		2,888,042		–
Investment securities purchased on a when-issued or forward – commitment basis (Note 2)		–	413,515		–		–		–		–
Investment securities purchased on a TBA basis (Note 2)		–	94,324,118		–		–		–		–
Adviser		438,261	252,853		382,890		142,244		234,170		106,665
Variation margin on futures contracts		–	38,414		–		–		–		–
Accrued expenses		77,623	117,095		65,179		49,176		48,833		52,736
Unrealized depreciation on forward foreign currency contracts		–	–		–		–		–		–
Options written at value[4]		91,489	–		–		–		48,560		–
Total liabilities		19,783,545	107,332,559		610,277		396,022		3,706,427		675,971
Net assets applicable to outstanding capital stock		$625,412,040	$438,957,698		$478,459,169		$141,137,792		$328,345,002		$222,481,798
Net Assets Consist of:
Paid in capital**		$407,036,216	$390,993,488		$(48,329,136)		$19,048,767		$271,328,377		$222,479,733
Total distributable earnings		218,375,824	47,964,210		526,788,305		122,089,025		57,016,625		2,065
Net assets		$625,412,040	$438,957,698		$478,459,169		$141,137,792		$328,345,002		$222,481,798
Net assets by class:
Class 1	$	N/A	$7,302,723	$	N/A	$	N/A	$	N/A	$	N/A
Class 2		625,412,040	431,654,975		478,459,169		141,137,792		328,345,002		222,481,798
Net asset value per share of outstanding capital stock by class:
Class 1		N/A	2.364		N/A		N/A		N/A		N/A
Class 2		18.534	2.282		27.100		19.561		12.969		1.000
* Identified cost
Unaffiliated issuers		$402,380,347	$572,296,662		$335,379,475		$143,747,611		$288,158,507		$223,066,013
Affiliated issuers		107,000,000	–		–		–		–		–
** Shares outstanding by class:
Class 1		N/A	3,089,179		N/A		N/A		N/A		N/A
Class 2		33,744,926	189,124,958		17,655,472		7,215,281		25,318,090		222,481,798
[1] Cash collateral for open futures contracts		$–	$1,315,000		$–		$–		$500,000		$–
[2] Foreign currency on deposit (cost)		$–	$5		$–		$–		$–		$–
[3] Collateral for open foreign currency contracts		$–	$–		$–		$–		$–		$–
[4] Premiums received		$279,314	$–		$–		$–		$148,314		$–
See accompanying notes to financial statements.

	SFT Index 400 Mid-Cap Fund	SFT Index 500 Fund	SFT International Bond Fund	SFT Real Estate Securities Fund	SFT T. Rowe Price Value Fund		SFT Wellington Core Equity Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$197,630,957	$991,703,612	$78,826,486	$115,494,996		$185,943,473	$109,419,169
Affiliated issuers (Note 8)	–	–	–	–		–	–
Cash on demand deposit	–	5,685	–	–		22,442	–
Due from broker[1,3]	–	–	497,450	–		–	–
Foreign currency on deposit[2]	–	–	30,600	–		261	–
Receivable:
Fund shares sold	21,741	88,148	382	2,751		–	–
Investment securities sold	–	–	–	155,083		290,045	–
Investment securities sold on a when-issued or forward – commitment basis (Note 2)	–	–	–	–		–	–
Investment securities sold on a TBA basis (Note 2)	–	–	–	–		–	–
Dividends and accrued interest	274,905	918,321	1,017,870	376,314		240,585	60,563
Refundable foreign income taxes withheld	–	–	3,374	–		10,513	–
Variation margin on futures contracts	–	–	9,528	–		–	–
Unrealized appreciation on forward foreign currency contracts	–	–	99,187	–		–	–
Prepaid expenses	11,440	11,440	11,440	11,440		30,930	11,440
Total assets	197,939,043	992,727,206	80,496,317	116,040,584		186,538,249	109,491,172
Liabilities
Payable:
Fund shares repurchased	93,570	4,691,154	15,313	51,194		42,247	15,397
Investment securities purchased	–	–	–	79,054		1,180,443	573,211
Investment securities purchased on a when-issued or forward – commitment basis (Note 2)	–	–	–	–		–	–
Investment securities purchased on a TBA basis (Note 2)	–	–	–	–		–	–
Adviser	69,068	280,670	66,554	99,483		152,842	90,799
Variation margin on futures contracts	46,910	62,398	–	–		–	–
Accrued expenses	61,469	109,185	93,407	52,534		53,480	47,783
Unrealized depreciation on forward foreign currency contracts	–	–	1,838,800	–		–	–
Options written at value[4]	–	–	–	–		–	–
Total liabilities	271,017	5,143,407	2,014,074	282,265		1,429,012	727,190
Net assets applicable to outstanding capital stock	$197,668,026	$987,583,799	$78,482,243	$115,758,319		$185,109,237	$108,763,982
Net Assets Consist of:
Paid in capital**	$(51,322,689)	$(131,066,274)	$96,703,833	$(7,500,451)		$37,964,769	$10,521,871
Total distributable earnings	248,990,715	1,118,650,073	(18,221,590)	123,258,770		147,144,468	98,242,111
Net assets	$197,668,026	$987,583,799	$78,482,243	$115,758,319		$185,109,237	$108,763,982
Net assets by class:
Class 1	$28,379,168	$322,374,733	$1,721,136	$11,211,677	$	N/A	$3,843,062
Class 2	169,288,858	665,209,066	76,761,107	104,546,642		185,109,237	104,920,920
Net asset value per share of outstanding capital stock by class:
Class 1	6.745	16.502	2.116	5.885		N/A	22.365
Class 2	6.513	15.936	2.045	5.683		19.905	21.885
* Identified cost
Unaffiliated issuers	$155,800,494	$375,970,136	$87,979,625	$125,363,012		$180,128,764	$80,001,984
Affiliated issuers	–	–	–	–		–	–
** Shares outstanding by class:
Class 1	4,207,696	19,535,630	813,306	1,904,998		N/A	171,833
Class 2	25,992,692	41,742,853	37,544,471	18,397,530		9,299,498	4,794,138
[1] Cash collateral for open futures contracts	$–	$–	$307,450	$–		$–	$–
[2] Foreign currency on deposit (cost)	$–	$–	$31,735	$–		$261	$–
[3] Collateral for open foreign currency contracts	$–	$–	$190,000	$–		$–	$–
[4] Premiums received	$–	$–	$–	$–		$–	$–

Securian Funds Trust

Statements of Operations

Year ended December 31, 2022

	SFT Balanced Stabilization Fund	SFT Core Bond Fund	SFT Delaware IvySM Growth Fund	SFT Delaware IvySM Small Cap Growth Fund	SFT Equity Stabilization Fund(a)	SFT Government Money Market Fund
Income:
Interest[1]	$7,095,302	$14,668,014	$–	$–	$–	$3,069,896
Dividends[1]	3,159,677	160,249	3,779,682	729,500	7,349,301	517,395
Foreign tax withholding	–	–	(43,160)	–	–	–
Total investment income	10,254,979	14,828,263	3,736,522	729,500	7,349,301	3,587,291
Expenses (Note 4):
Investment advisory fee	3,594,312	1,899,176	3,522,880	1,377,838	1,865,667	546,785
Rule 12b-1 fees	1,633,778	1,169,037	1,360,089	405,247	848,031	546,785
Audit and accounting services	237,433	277,725	160,683	109,540	127,007	138,503
Administrative services fee	39,099	45,099	35,098	35,098	39,099	58,101
Legal fees	29,101	29,101	29,101	29,101	29,101	29,101
Custodian fees	15,100	33,756	12,301	16,801	14,899	9,702
Printing and shareholder reports	8,599	8,599	8,599	8,599	8,599	8,399
Trustee's fees	38,458	38,458	38,458	38,458	38,458	38,458
S&P licensing fee	–	–	–	–	–	–
Insurance	12,665	12,665	12,665	12,665	12,665	12,665
Other	7,353	20,445	42,956	31,758	16,446	12,243
Total expenses before fees waived	5,615,898	3,534,061	5,222,830	2,065,105	2,999,972	1,400,742
Less fees waived (Note 4)	–	–	–	–	–	(348,440)
Total expenses net of fees waived	5,615,898	3,534,061	5,222,830	2,065,105	2,999,972	1,052,302
Net investment income (loss)	4,639,081	11,294,202	(1,486,308)	(1,335,605)	4,349,329	2,534,989
Realized gains (losses) on investments and foreign currencies:
Investments (Note 3)
Unaffiliated issuers	(5,869,240)	(35,171,287)	22,834,638	1,195,339	10,476,268	–
Written options contracts	424,854	–	–	–	568,144	–
Foreign currency transactions	–	–	–	–	–	–
Foreign forward currency contracts	–	–	–	–	–	–
Net increase from litigation payments	–	41,752	–	25,755	–	–
Futures contracts	5,062,663	(2,784,352)	–	–	(10,514,880)	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers, net of foreign capital gains tax	(44,832,276)	(48,291,558)	(208,274,945)	(53,902,189)	(41,184,950)	–
Affiliated issuers (Note 8)	(52,479,679)	–	–	–	–	–
Written options contracts	187,588	–	–	–	99,660	–
Translation of assets and liabilities in foreign currency	–	1	–	–	–	–
Foreign forward currency contracts	–	–	–	–	–	–
Futures contracts	1,349,336	44,662	–	–	266,391	–
Net gains (losses) on investments	(96,156,754)	(86,160,782)	(185,440,307)	(52,681,095)	(40,289,367)	–
Net increase (decrease) in net assets resulting from operations	$(91,517,673)	$(74,866,580)	$(186,926,615)	$(54,016,700)	$(35,940,038)	$2,534,989

1  All income is from unaffiliated issuers.

See accompanying notes to financial statements.

	SFT Index 400 Mid-Cap Fund	SFT Index 500 Fund	SFT International Bond Fund	SFT Real Estate Securities Fund	SFT T. Rowe Price Value Fund	SFT Wellington Core Equity Fund
Income:
Interest[1]	$13,351	$6,683	$3,082,332	$–	$85,723	$56
Dividends[1]	3,052,276	17,152,410	39,097	3,438,507	3,902,127	1,796,141
Foreign tax withholding	(3,148)	(3,974)	(24,946)	–	(60,552)	(7,169)
Total investment income	3,062,479	17,155,119	3,096,483	3,438,507	3,927,298	1,789,028
Expenses (Note 4):
Investment advisory fee	307,452	1,552,501	507,470	940,102	1,343,326	775,985
Rule 12b-1 fees	446,758	1,817,289	207,096	307,258	501,241	290,483
Audit and accounting services	130,956	234,675	153,014	126,175	110,211	114,368
Administrative services fee	35,098	35,098	49,100	35,098	35,098	35,098
Legal fees	29,101	41,300	29,101	29,101	29,101	29,101
Custodian fees	17,400	18,998	49,889	13,001	44,800	15,100
Printing and shareholder reports	8,599	8,599	8,599	8,599	8,599	8,599
Trustee's fees	38,458	38,458	38,458	38,458	38,458	38,458
S&P licensing fee	20,355	62,591	–	–	–	–
Insurance	12,665	12,665	12,665	12,665	12,665	12,665
Other	10,569	32,770	21,478	8,668	31,773	8,578
Total expenses before fees waived	1,057,411	3,854,944	1,076,870	1,519,125	2,155,272	1,328,435
Less fees waived (Note 4)	–	–	–	–	–	–
Total expenses net of fees waived	1,057,411	3,854,944	1,076,870	1,519,125	2,155,272	1,328,435
Net investment income (loss)	2,005,068	13,300,175	2,019,613	1,919,382	1,772,026	460,593
Realized gains (losses) on investments and foreign currencies:
Investments (Note 3)
Unaffiliated issuers	8,500,797	13,540,964	(1,683,074)	11,797,899	8,292,243	3,350,908
Written options contracts	–	–	–	–	–	–
Foreign currency transactions	–	–	(86,827)	–	(7,553)	–
Foreign forward currency contracts	22,111	15,172	2,059,228	–	15,537	23,214
Net increase from litigation payments	–	–	19,201	–	–	–
Futures contracts	(1,780,923)	(4,074,989)	(2,999,704)	–	–	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers, net of foreign capital gains tax	(40,073,756)	(246,609,124)	(7,097,260)	(55,799,207)	(37,095,919)	(31,436,967)
Affiliated issuers (Note 8)	–	–	–	–	–	–
Written options contracts	–	–	–	–	–	–
Translation of assets and liabilities in foreign currency	–	–	12,518	–	230	–
Foreign forward currency contracts	–	–	(1,987,630)	–	–	–
Futures contracts	(432,355)	(1,244,501)	(44,386)	–	–	–
Net gains (losses) on investments	(33,764,126)	(238,372,478)	(11,807,934)	(44,001,308)	(28,795,462)	(28,062,845)
Net increase (decrease) in net assets resulting from operations	$(31,759,058)	$(225,072,303)	$(9,788,321)	$(42,081,926)	$(27,023,436)	$(27,602,252)

Securian Funds Trust

Statements of Changes in Net Assets

Year ended December 31, 2022 and year ended December 31, 2021

	SFT Balanced Stabilization Fund		SFT Core Bond Fund		SFT Delaware IvySM Growth Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$4,639,081	$680,135	$11,294,202	$9,127,135	$(1,486,308)	$(2,511,586)
Net realized gains (losses) on investments	(381,723)	30,773,557	(37,913,887)	(467,086)	22,834,638	80,994,825
Net change in unrealized appreciation or depreciation of investments	(95,775,031)	57,575,189	(48,246,895)	(11,323,520)	(208,274,945)	95,694,143
Net increase (decrease) in net assets resulting from operations	(91,517,673)	89,028,881	(74,866,580)	(2,663,471)	(186,926,615)	174,177,382
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–	–	–
Decrease in net assets from distributions	–	–	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	3,230,634	2,557,649	–	–
Class 2	29,621,512	20,502,040	16,187,058	57,112,903	3,132,710	533,469
Value of distributions reinvested
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(2,572,439)	(321,527)	–	–
Class 2	(42,234,628)	(58,176,028)	(33,351,620)	(23,367,538)	(43,183,443)	(75,521,572)
Increase (decrease) in net assets from capital stock transactions	(12,613,116)	(37,673,988)	(16,506,367)	35,981,487	(40,050,733)	(74,988,103)
Total increase (decrease) in net assets	(104,130,789)	51,354,893	(91,372,947)	33,318,016	(226,977,348)	99,189,279
Net assets at beginning of period	729,542,829	678,187,936	530,330,645	497,012,629	705,436,517	606,247,238
Net assets at end of period	$625,412,040	$729,542,829	$438,957,698	$530,330,645	$478,459,169	$705,436,517
Capital share transactions:
Proceeds from sales
Class 1	–	–	1,322,960	931,524	–	–
Class 2	1,556,915	1,040,728	6,535,013	21,495,901	111,963	18,676
Issued on reinvestment of distributions
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(1,055,792)	(117,009)	–	–
Class 2	(2,209,032)	(2,916,842)	(13,939,714)	(8,812,950)	(1,418,840)	(2,287,884)
Net change from capital transactions	(652,117)	(1,876,114)	(7,137,533)	13,497,466	(1,306,877)	(2,269,208)

See accompanying notes to financial statements.

	SFT Delaware IvySM Small Cap Growth Fund		SFT Equity Stabilization Fund
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(1,335,605)	$(1,843,532)	$4,349,329	$4,062,284
Net realized gains (losses) on investments	1,221,094	35,934,114	529,532	13,648,891
Net change in unrealized appreciation or depreciation of investments	(53,902,189)	(23,831,963)	(40,818,899)	23,514,377
Net increase (decrease) in net assets resulting from operations	(54,016,700)	10,258,619	(35,940,038)	41,225,552
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	–	–
Class 2	2,356,271	1,835,165	14,861,373	11,333,212
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	–	–
Class 2	(11,868,005)	(19,261,342)	(22,909,068)	(35,808,323)
Increase (decrease) in net assets from capital stock transactions	(9,511,734)	(17,426,177)	(8,047,695)	(24,475,111)
Total increase (decrease) in net assets	(63,528,434)	(7,167,558)	(43,987,733)	16,750,441
Net assets at beginning of period	204,666,226	211,833,784	372,332,735	355,582,294
Net assets at end of period	$141,137,792	$204,666,226	$328,345,002	$372,332,735
Capital share transactions:
Proceeds from sales
Class 1	–	–	–	–
Class 2	109,498	67,382	1,134,473	820,033
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	–	–
Class 2	(545,360)	(697,889)	(1,739,173)	(2,668,223)
Net change from capital transactions	(435,862)	(630,507)	(604,700)	(1,848,190)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2022 and year ended December 31, 2021

	SFT Government Money Market Fund		SFT Index 400 Mid-Cap Fund		SFT Index 500 Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$2,534,989	$–	$2,005,068	$1,652,494	$13,300,175	$11,323,005
Net realized gains (losses) on investments	–	–	6,741,985	25,848,251	9,481,147	54,598,627
Net change in unrealized appreciation or depreciation of investments	–	–	(40,506,111)	19,807,664	(247,853,625)	208,627,322
Net increase (decrease) in net assets resulting from operations	2,534,989	–	(31,759,058)	47,308,409	(225,072,303)	274,548,954
Distributions to shareholders:
From distributable earnings
Class 2	(2,534,989)	–	–	–	–	–
Decrease in net assets from distributions	(2,534,989)	–	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	7,357,506	5,959,281	30,015,096	29,049,479
Class 2	84,358,046	38,077,001	2,800,098	2,325,362	18,902,724	19,582,173
Value of distributions reinvested
Class 2	2,534,989	–	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(747,878)	(573,325)	(4,441,720)	(14,455,661)
Class 2	(61,489,586)	(37,875,640)	(13,137,316)	(26,036,416)	(59,775,837)	(84,212,900)
Increase (decrease) in net assets from capital stock transactions	25,403,449	201,361	(3,727,590)	(18,325,098)	(15,299,737)	(50,036,909)
Total increase (decrease) in net assets	25,403,449	201,361	(35,486,648)	28,983,311	(240,372,040)	224,512,045
Net assets at beginning of period	197,078,349	196,876,988	233,154,674	204,171,363	1,227,955,839	1,003,443,794
Net assets at end of period	$222,481,798	$197,078,349	$197,668,026	$233,154,674	$987,583,799	$1,227,955,839
Capital share transactions:
Proceeds from sales
Class 1	–	–	1,065,896	803,253	1,712,141	1,537,397
Class 2	84,358,046	38,077,001	422,867	326,818	1,128,392	1,090,964
Issued on reinvestment of distributions
Class 2	2,534,989	–	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(110,879)	(78,858)	(263,959)	(745,439)
Class 2	(61,489,586)	(37,875,640)	(2,001,142)	(3,734,848)	(3,521,706)	(4,855,719)
Net change from capital transactions	25,403,449	201,361	(623,258)	(2,683,635)	(945,132)	(2,972,797)

See accompanying notes to financial statements.

	SFT International Bond Fund		SFT Real Estate Securities Fund
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$2,019,613	$831,779	$1,919,382	$1,254,508
Net realized gains (losses) on investments	(2,691,176)	(9,883,969)	11,797,899	18,190,448
Net change in unrealized appreciation or depreciation of investments	(9,116,758)	5,392,471	(55,799,207)	34,305,944
Net increase (decrease) in net assets resulting from operations	(9,788,321)	(3,659,719)	(42,081,926)	53,750,900
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	354,918	685,192	2,477,049	3,897,473
Class 2	6,220,821	7,322,451	2,620,143	10,951,153
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(215,972)	(376,322)	(983,199)	(375,521)
Class 2	(8,842,598)	(4,372,840)	(20,081,328)	(20,337,710)
Increase (decrease) in net assets from capital stock transactions	(2,482,831)	3,258,481	(15,967,335)	(5,864,605)
Total increase (decrease) in net assets	(12,271,152)	(401,238)	(58,049,261)	47,886,295
Net assets at beginning of period	90,753,395	91,154,633	173,807,580	125,921,285
Net assets at end of period	$78,482,243	$90,753,395	$115,758,319	$173,807,580
Capital share transactions:
Proceeds from sales
Class 1	160,173	287,069	391,287	542,889
Class 2	2,857,112	3,148,037	450,796	1,590,621
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(98,419)	(158,139)	(144,006)	(56,722)
Class 2	(4,146,064)	(1,885,931)	(2,886,927)	(3,079,110)
Net change from capital transactions	(1,227,198)	1,391,036	(2,188,850)	(1,002,322)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2022 and year ended December 31, 2021

	SFT T. Rowe Price Value Fund		SFT Wellington Core Equity Fund
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,772,026	$897,403	$460,593	$238,717
Net realized gains (losses) on investments	8,300,227	55,592,342	3,374,122	14,602,167
Net change in unrealized appreciation or depreciation of investments	(37,095,689)	696,317	(31,436,967)	14,573,796
Net increase (decrease) in net assets resulting from operations	(27,023,436)	57,186,062	(27,602,252)	29,414,680
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	2,003,044	1,136,597
Class 2	3,145,151	10,386,456	644,745	885,222
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(549,192)	(304,280)
Class 2	(30,345,304)	(34,589,303)	(10,492,245)	(16,668,396)
Increase (decrease) in net assets from capital stock transactions	(27,200,153)	(24,202,847)	(8,393,648)	(14,950,857)
Total increase (decrease) in net assets	(54,223,589)	32,983,215	(35,995,900)	14,463,823
Net assets at beginning of period	239,332,826	206,349,611	144,759,882	130,296,059
Net assets at end of period	$185,109,237	$239,332,826	$108,763,982	$144,759,882
Capital share transactions:
Proceeds from sales
Class 1	–	–	86,449	43,942
Class 2	156,376	480,185	28,079	37,894
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(23,633)	(12,427)
Class 2	(1,478,169)	(1,710,343)	(450,239)	(682,712)
Net change from capital transactions	(1,321,793)	(1,230,158)	(359,344)	(613,303)

See accompanying notes to financial statements.

Securian Funds Trust
Financial Highlights

SFT Balanced Stabilization Fund

	Class 2 Shares
	Year ended December 31,
	2022	2021		2020		2019		2018
Net asset value, beginning of period	$21.210	$18.697		$16.892		$13.983		$14.401
Income from investment operations:
Net investment income (a)	.136	.019		.082		.185		.162
Net realized and unrealized gain(loss) on investments	(2.812)	2.494		1.723		2.724		(.580)
Total from investment operations	(2.676)	2.513		1.805		2.909		(.418)
Net asset value, end of period	$18.534	$21.210		$18.697		$16.892		$13.983
Total return (b)	(12.62)%	13.46%		10.67%		20.81%		(2.90)%
Net assets, end of period (in thousands)	$625,412	$729,543		$678,188		$577,805		$415,233
Ratios to average net assets:
Expenses before waiver (c)	.86%	.85%		.86%		.90%		.98%
Expenses (c)	.86%	.84	%(d)	.80	%(d)	.80	%(d)	.80	%(d)
Net investment income	.71%	.10%		.48%		1.18%		1.12%
Portfolio turnover rate (excluding short-term securities)	12.0%	5.8%		–%		1.2%		2.2%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see Note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Core Bond Fund

	Class 1 Shares
	Year ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$2.747	$2.755	$2.571	$2.355	$2.368
Income from investment operations:
Net investment income (a)	.065	.056	.067	.078	.077
Net realized and unrealized gain(loss) on investments	(.448)	(.064)	.117	.138	(.090)
Total from investment operations	(.383)	(.008)	.184	.216	(.013)
Net asset value, end of period	$2.364	$2.747	$2.755	$2.571	$2.355
Total return (b)	(13.93)%	(0.29)%	7.15%	9.18%	(0.59)%
Net assets, end of period (in thousands)	$7,303	$7,751	$5,530	$5,060	$3,640
Ratios to average net assets:
Expenses (c)	.50%	.49%	.48%	.49%	.50%
Net investment income	2.62%	2.03%	2.52%	3.11%	3.29%
Portfolio turnover rate (excluding short-term securities)	139.2%	67.3%	93.0%	130.4%	151.1%
	Class 2 Shares
	Year ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$2.659	$2.673	$2.501	$2.297	$2.316
Income from investment operations:
Net investment income (a)	.057	.047	.059	.070	.069
Net realized and unrealized gain(loss) on investments	(.434)	(.061)	.113	.134	(.088)
Total from investment operations	(.377)	(.014)	.172	.204	(.019)
Net asset value, end of period	$2.282	$2.659	$2.673	$2.501	$2.297
Total return (b)	(14.17)%	(0.54)%	6.88%	8.90%	(0.84)%
Net assets, end of period (in thousands)	$431,655	$522,580	$491,483	$482,818	$434,229
Ratios to average net assets:
Expenses (c)	.75%	.74%	.73%	.74%	.75%
Net investment income	2.38%	1.78%	2.28%	2.87%	3.04%
Portfolio turnover rate (excluding short-term securities)	139.2%	67.3%	93.0%	130.4%	151.1%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Delaware IvySM Growth Fund

	Class 2 Shares
	Year ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$37.202	$28.554	$21.848	$16.007	$15.662
Income from investment operations:
Net investment income (loss) (a)	(.082)	(.124)	(.038)	(.005)	.008
Net realized and unrealized gain(loss) on investments	(10.020)	8.772	6.744	5.846	.337
Total from investment operations	(10.102)	8.648	6.706	5.841	.345
Net asset value, end of period	$27.100	$37.202	$28.554	$21.848	$16.007
Total return (b)	(27.15)%	30.29%	30.69%	36.49%	2.21%
Net assets, end of period (in thousands)	$478,459	$705,437	$606,247	$544,843	$453,883
Ratios to average net assets:
Expenses (c)	.96%	.96%	.97%	.98%	.97%
Net investment income (loss)	(.27)%	(.38)%	(.16)%	(.03)%	.04%
Portfolio turnover rate (excluding short-term securities)	8.5%	14.4%	28.9%	29.9%	42.3%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Delaware IvySM Small Cap Growth Fund

	Class 2 Shares
	Year ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$26.750	$25.579	$18.772	$15.181	$15.802
Income from investment operations:
Net investment loss (a)	(.179)	(.233)	(.161)	(.146)	(.102)
Net realized and unrealized gain(loss) on investments	(7.010)	1.404	6.968	3.737	(.519)
Total from investment operations	(7.189)	1.171	6.807	3.591	(.621)
Net asset value, end of period	$19.561	$26.750	$25.579	$18.772	$15.181
Total return (b)	(26.87)%	4.58%	36.26%	23.66%	(3.93)%
Net assets, end of period (in thousands)	$141,138	$204,666	$211,834	$176,721	$163,367
Ratios to average net assets:
Expenses (c)	1.27%	1.23%	1.24%	1.23%	1.21%
Net investment loss	(.82)%	(.84)%	(.83)%	(.81)%	(.59)%
Portfolio turnover rate (excluding short-term securities)	61.8%	47.1%	53.6%	43.3%	53.1%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Equity Stabilization Fund

	Class 2 Shares
	Year ended December 31,
	2022	2021		2020		2019		2018
Net asset value, beginning of period	$14.363	$12.804		$13.527		$11.594		$12.195
Income from investment operations:
Net investment income (a)	.169	.154		.173		.275		.220
Net realized and unrealized gain(loss) on investments	(1.563)	1.405		(.896)		1.658		(.821)
Total from investment operations	(1.394)	1.559		(.723)		1.933		(.601)
Net asset value, end of period	$12.969	$14.363		$12.804		$13.527		$11.594
Total return (b)	(9.71)%	12.18%		(5.35)%		16.67%		(4.93)%
Net assets, end of period (in thousands)	$328,345	$372,333		$355,582		$390,478		$298,485
Ratios to average net assets:
Expenses before waiver (c)	.88%	.87%		.88%		.90%		.97%
Expenses (c)	.88%	.85	%(d)	.80	%(d)	.80	%(d)	.80	%(d)
Net investment income	1.28%	1.13%		1.38%		2.17%		1.82%
Portfolio turnover rate (excluding short-term securities)	12.3%	3.4%		20.1%		–%		–%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see Note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Government Money Market Fund

	Class 2 Shares
	Year ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income (a)	.011	–	.002	.015	.012
Net realized and unrealized gain on investments	–	–	–	–	–
Total from investment operations	.011	–	.002	.015	.012
Less distributions:
Distributions from net investment income	(.011)	–	(.002)	(.015)	(.012)
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return (b)	1.12%	–%	0.21%	1.50%	1.18%
Net assets, end of period (in thousands)	$222,482	$197,078	$196,877	$188,351	$72,761
Ratios to average net assets:
Expenses before waiver	.64%	.66%	.68%	.83%	.90%
Expenses net of waiver (c)(d)	.48%	.04%	.29%	.70%	.70%
Net investment income	1.16%	–%	.20%	1.35%	1.18%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see Note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Index 400 Mid-Cap Fund

	Class 1 Shares
	Year ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$7.786	$6.264	$5.527	$4.392	$4.955
Income from investment operations:
Net investment income (a)	.084	.068	.065	.067	.065
Net realized and unrealized gain(loss) on investments	(1.125)	1.454	.672	1.068	(.628)
Total from investment operations	(1.041)	1.522	.737	1.135	(.563)
Net asset value, end of period	$6.745	$7.786	$6.264	$5.527	$4.392
Total return (b)	(13.38)%	24.30%	13.34%	25.82%	(11.36)%
Net assets, end of period (in thousands)	$28,379	$25,327	$15,838	$12,088	$7,662
Ratios to average net assets:
Expenses (c)	.30%	.28%	.31%	.29%	.27%
Net investment income	1.22%	.93%	1.27%	1.31%	1.29%
Portfolio turnover rate (excluding short-term securities)	15.0%	15.3%	14.4%	15.1%	14.6%
	Class 2 Shares
	Year ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$7.538	$6.079	$5.377	$4.284	$4.845
Income from investment operations:
Net investment income (loss) (a)	.063	.050	.050	.054	.050
Net realized and unrealized gain(loss) on investments	(1.088)	1.409	.652	1.039	(.611)
Total from investment operations	(1.025)	1.459	.702	1.093	(.561)
Net asset value, end of period	$6.513	$7.538	$6.079	$5.377	$4.284
Total return (b)	(13.60)%	23.99%	13.06%	25.51%	(11.58)%
Net assets, end of period (in thousands)	$169,289	$207,828	$188,333	$186,108	$182,703
Ratios to average net assets:
Expenses (c)	.55%	.53%	.56%	.54%	.52%
Net investment income	0.94%	.71%	1.02%	1.09%	1.03%
Portfolio turnover rate (excluding short-term securities)	15.0%	15.3%	14.4%	15.1%	14.6%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Index 500 Fund

	Class 1 Shares
	Year ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$20.191	$15.732	$13.309	$10.144	$10.629
Income from investment operations:
Net investment income (a)	.251	.215	.217	.215	.192
Net realized and unrealized gain(loss) on investments	(3.940)	4.244	2.206	2.950	(.677)
Total from investment operations	(3.689)	4.459	2.423	3.165	(.485)
Net asset value, end of period	$16.502	$20.191	$15.732	$13.309	$10.144
Total return (b)	(18.27)%	28.35%	18.20%	31.20%	(4.56)%
Net assets, end of period (in thousands)	$322,375	$365,210	$272,088	$224,410	$164,095
Ratios to average net assets:
Expenses (c)	.19%	.19%	.20%	.20%	.20%
Net investment income	1.44%	1.19%	1.62%	1.81%	1.74%
Portfolio turnover rate (excluding short-term securities)	2.1%	2.3%	3.3%	2.6%	2.4%
	Class 2 Shares
	Year ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$19.547	$15.268	$12.949	$9.894	$10.393
Income from investment operations:
Net investment income (a)	.200	.164	.179	.181	.160
Net realized and unrealized gain(loss) on investments	(3.811)	4.115	2.140	2.874	(.659)
Total from investment operations	(3.611)	4.279	2.319	3.055	(.499)
Net asset value, end of period	$15.936	$19.547	$15.268	$12.949	$9.894
Total return (b)	(18.47)%	28.03%	17.91%	30.88%	(4.80)%
Net assets, end of period (in thousands)	$665,209	$862,746	$731,356	$689,994	$630,692
Ratios to average net assets:
Expenses (c)	.44%	.44%	.45%	.45%	.45%
Net investment income	1.18%	.94%	1.38%	1.56%	1.49%
Portfolio turnover rate (excluding short-term securities)	2.1%	2.3%	3.3%	2.6%	2.4%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT International Bond Fund

	Class 1 Shares
	Year ended December 31,
	2022		2021		2020		2019	2018
Net asset value, beginning of period	$2.367		$2.458		$2.620		$2.570	$2.533
Income from investment operations:
Net investment income (a)	.059		.028		.035		.116	.091
Net realized and unrealized loss on investments	(.310)		(.119)		(.197)		(.066)	(.054)
Total from investment operations	(.251)		(.091)		(.162)		.050	.037
Net asset value, end of period	$2.116		$2.367		$2.458		$2.620	$2.570
Total return (b)	(10.59	)%(c)	(3.70	)%(c)	(6.18	)%(c)	1.93%	1.46%
Net assets, end of period (in thousands)	$1,721		$1,779		$1,531		$1,396	$1,237
Ratios to average net assets:
Expenses (d)	1.03%		1.04%		.98%		1.01%	.95%
Net investment income	2.66%		1.16%		1.40%		4.43%	3.57%
Portfolio turnover rate (excluding short-term securities)	108.7%		124.2%		62.1%		23.4%	20.4%
	Class 2 Shares
	Year ended December 31,
	2022		2021		2020		2019	2018
Net asset value, beginning of period	$2.291		$2.385		$2.549		$2.507	$2.477
Income from investment operations:
Net investment income (a)	.051		.021		.028		.108	.082
Net realized and unrealized loss on investments	(.297)		(.115)		(.192)		(.066)	(.052)
Total from investment operations	(.246)		(.094)		(.164)		.042	.030
Net asset value, end of period	$2.045		$2.291		$2.385		$2.549	$2.507
Total return (b)	(10.76	)%(c)	(3.94	)%(c)	(6.43	)%(c)	1.68%	1.21%
Net assets, end of period (in thousands)	$76,761		$88,974		$89,624		$99,019	$103,430
Ratios to average net assets:
Expenses (d)	1.28%		1.29%		1.23%		1.26%	1.20%
Net investment income	2.38%		.91%		1.15%		4.20%	3.32%
Portfolio turnover rate (excluding short-term securities)	108.7%		124.2%		62.1%		23.4%	20.4%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  The return includes adjustments in accordance with generally accepted accounting principles required at period end date.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Real Estate Securities Fund

	Class 1 Shares
	Year ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$7.964	$5.515	$5.661	$4.534	$4.781
Income from investment operations:
Net investment income (a)	.114	.061	.087	.096	.085
Net realized and unrealized gain(loss) on investments	(2.193)	2.388	(.233)	1.031	(.332)
Total from investment operations	(2.079)	2.449	(.146)	1.127	(.247)
Net asset value, end of period	$5.885	$7.964	$5.515	$5.661	$4.534
Total return (b)	(26.10)%	44.41%	(2.59)%	24.87%	(5.16)%
Net assets, end of period (in thousands)	$11,211	$13,201	$6,461	$5,858	$4,122
Ratios to average net assets:
Expenses (c)	.90%	.87%	.91%	.88%	.87%
Net investment income	1.71%	.91%	1.69%	1.79%	1.83%
Portfolio turnover rate (excluding short-term securities)	78.7%	59.7%	74.9%	55.5%	70.0%
	Class 2 Shares
	Year ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$7.709	$5.352	$5.508	$4.422	$4.674
Income from investment operations:
Net investment income (a)	.091	.055	.073	.082	.072
Net realized and unrealized gain(loss) on investments	(2.117)	2.302	(.229)	1.004	(.324)
Total from investment operations	(2.026)	2.357	(.156)	1.086	(.252)
Net asset value, end of period	$5.683	$7.709	$5.352	$5.508	$4.422
Total return (b)	(26.29)%	44.05%	(2.83)%	24.56%	(5.40)%
Net assets, end of period (in thousands)	$104,547	$160,607	$119,460	$128,350	$116,067
Ratios to average net assets:
Expenses (c)	1.15%	1.12%	1.16%	1.13%	1.12%
Net investment income	1.40%	.85%	1.46%	1.59%	1.60%
Portfolio turnover rate (excluding short-term securities)	78.7%	59.7%	74.9%	55.5%	70.0%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT T. Rowe Price Value Fund

	Class 2 Shares
	Year ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$22.533	$17.411	$15.818	$12.568	$13.933
Income from investment operations:
Net investment income (a)	.180	.082	.147	.186	.174
Net realized and unrealized gain(loss) on investments	(2.808)	5.040	1.446	3.064	(1.539)
Total from investment operations	(2.628)	5.122	1.593	3.250	(1.365)
Net asset value, end of period	$19.905	$22.533	$17.411	$15.818	$12.568
Total return (b)	(11.67)%	29.43%	10.06%	25.86%	(9.80)%
Net assets, end of period (in thousands)	$185,109	$239,333	$206,350	$201,178	$181,589
Ratios to average net assets:
Expenses (c)	1.07%	1.05%	1.06%	1.06%	1.04%
Net investment income	.88%	.40%	1.01%	1.28%	1.26%
Portfolio turnover rate (excluding short-term securities)	186.4%	100.1%	113.2%	131.1%	140.0%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Wellington Core Equity Fund

	Class 1 Shares
	Year ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$27.698	$22.304	$18.861	$14.069	$14.369
Income from investment operations:
Net investment income (a)	.152	.105	.116	.120	.099
Net realized and unrealized gain(loss) on investments	(5.485)	5.289	3.327	4.672	(.399)
Total from investment operations	(5.333)	5.394	3.443	4.792	(.300)
Net asset value, end of period	$22.365	$27.698	$22.304	$18.861	$14.069
Total return (b)	(19.26)%	24.18%	18.25%	34.06%	(2.09)%
Net assets, end of period (in thousands)	$3,843	$3,020	$1,729	$1,251	$757
Ratios to average net assets:
Expenses (c)	.87%	.84%	.86%	.86%	.84%
Net investment income	.65%	.42%	.61%	.71%	.66%
Portfolio turnover rate (excluding short-term securities)	14.0%	14.4%	23.0%	14.9%	21.6%
	Class 2 Shares
	Year ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$27.173	$21.936	$18.596	$13.906	$14.238
Income from investment operations:
Net investment income (a)	.088	.042	.068	.077	.060
Net realized and unrealized gain(loss) on investments	(5.376)	5.195	3.272	4.613	(.392)
Total from investment operations	(5.288)	5.237	3.340	4.690	(.332)
Net asset value, end of period	$21.885	$27.173	$21.936	$18.596	$13.906
Total return (b)	(19.46)%	23.87%	17.96%	33.73%	(2.33)%
Net assets, end of period (in thousands)	$104,921	$141,740	$128,567	$123,630	$102,769
Ratios to average net assets:
Expenses (c)	1.12%	1.08%	1.11%	1.11%	1.09%
Net investment income	.38%	.17%	.37%	.47%	.40%
Portfolio turnover rate (excluding short-term securities)	14.0%	14.4%	23.0%	14.9%	21.6%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Notes to Financial Statements

December 31, 2022

(1)   Organization

Securian Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), each of whose Funds operate as a no-load, diversified open-end management investment company, except that the SFT Delaware IvySM Growth Fund and the SFT International Bond Fund operate as non-diversified, open-end management investment companies. The Trust is a series trust that includes the Funds and share classes listed below:

Fund Name	Share Class 1	Share Class 2
SFT Balanced Stabilization Fund	NA	🗸
SFT Core Bond Fund	🗸	🗸
SFT Delaware IvySM Growth Fund	NA	🗸
SFT Delaware IvySM Small Cap Growth Fund	NA	🗸
SFT Equity Stabilization Fund	NA	🗸
SFT Government Money Market Fund	NA	🗸
SFT Index 400 Mid-Cap Fund	🗸	🗸
SFT Index 500 Fund	🗸	🗸
SFT International Bond Fund	🗸	🗸
SFT Real Estate Securities Fund	🗸	🗸
SFT T. Rowe Price Value Fund	NA	🗸
SFT Wellington Core Equity Fund	🗸	🗸

Securian Asset Management, Inc. ("Securian AM"), a wholly-owned subsidiary of Securian Financial Group, Inc. ("Securian Financial Group"), serves as the investment adviser to each of the Funds in the Trust pursuant to an investment advisory agreement between Securian AM and the Trust. The Funds' prospectus provides a detailed description of each Fund's investment objective, policies and strategies.

Class 2 shares are subject to a Rule 12b-1 distribution fee. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that Class 1 shares are not subject to a Rule 12b-1 distribution fee. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Funds are not offered directly to the public, but sold only to Minnesota Life Insurance Company ("Minnesota Life") and Securian Life Insurance Company ("Securian Life") in connection with Minnesota Life and Securian Life variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance affiliates of Minnesota Life and Securian Life, and may also be offered to certain qualified plans.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services—Investment Companies." The significant accounting policies followed consistently by the Trust are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the statement of assets and liabilities date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

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(2)   Summary of Significant Accounting Policies

Investments in Securities

Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by Securian AM, as the Valuation Designee, in accordance with procedures approved by the Board of Trustees (the "Board") of Securian Funds Trust and in accordance with provisions of the 1940 act. The Board has delegated the daily oversight of the securities valuation function to Securian AM who ensures the valuations comply with the valuation policies and affirms the reasonableness of the fair valuation determinations. The fair valued securities are reviewed by the Board at their quarterly meetings.

A Fund's investments will also be valued at fair value by Securian AM if it determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Fund's net asset value is calculated. If a significant event impacting the value of a security or group of securities occurs, Securian AM is immediately notified and promptly determines whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, approves the pricing methodology to be used.

Short-term securities, with the exception of those held in the SFT Government Money Market Fund, are valued at market value. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the SFT Government Money Market Fund are valued at amortized cost, which approximates market value, in order to attempt to maintain a stable net asset value of $1.00 per share. However, there is no assurance the SFT Government Money Market Fund will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the first in, first out basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

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The Funds do not separately report changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.

SFT International Bond Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. SFT International Bond Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by SFT International Bond Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. SFT International Bond Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to, or for protection from market changes, the Funds (excluding the SFT Government Money Market Fund) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds may also buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value as determined by each relevant clearing agency and is aggregated at a Futures Commission Merchant ("FCM") which is registered with the Commodity Futures Trading Commission or the applicable regulator. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Fund recognizes a realized gain or loss when the contract is closed or expired. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund's assets in the segregated account. For a listing of open futures contracts see the Investments in Securities for each Fund.

Options Transactions

Each Fund (excluding the SFT Government Money Market Fund) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. An option is a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate

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collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Bank Loans

The SFT Core Bond Fund may enter into bank loans. Bank loans are interests in amounts owed by corporate or other borrowers and may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Bank loans may be made directly with a borrower or acquired through assignment or participation. The Fund's right to enforce a borrower's compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Investments in bank loans may involve special risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The Fund may also invest in loan commitments, which are contractual obligations for a future funding. The Fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments. Although typically secured, bank loans may not be backed by sufficient collateral to satisfy their issuers' obligations in the event of bankruptcy, insolvency or similar distressed scenarios. Bank loans may also be illiquid, not readily marketable, or subject to restrictions on resale.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government agencies securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities. Repurchase agreements are carried at amortized cost. At December 31, 2022, no Funds were invested in repurchase agreements.

Federal Taxes

Each Fund, other than SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund, qualifies as a partnership for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). A Fund is treated, for federal income tax purposes, as a partnership if it has more than one shareholder. A Fund's election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy. As a partnership, a Fund is not subject to income tax, and any income, gains, deductions, or losses of the Fund will instead pass through and be considered for federal income tax purposes by its partners, which will be Minnesota Life and Securian Life through their respective separate accounts. SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund are treated as disregarded entities for federal income tax purposes. While the Trust anticipates that each Fund other than SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, and SFT T. Rowe Price Value Fund will always have two shareholders, Minnesota Life and Securian Life, a wholly owned subsidiary of Minnesota Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and would be treated as a disregarded entity for federal income tax purposes. A disregarded entity is disregarded for federal income tax purposes as an entity separate

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(2)  Summary of Significant Accounting Policies – (continued)

from its owner, and the owner is treated as directly owning the assets of the disregarded entity and considers for federal income tax purposes the income, gains, deductions, and losses relating to those assets.

SFT International Bond Fund qualifies as a regulated investment company for federal income tax purposes. The Fund's policy is to comply with the requirements of subchapter M of the Code that are applicable to regulated investment companies and to distribute all (or a sufficient amount) of its taxable income and net capital gain to its shareholders. Therefore, no income tax provision is required.

The FASB ASC 740, "Income Taxes" (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Funds have evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Funds' financial statements as of December 31, 2022. The Funds' federal and state income returns for which the applicable statutes of limitations have not expired (2019, 2020, 2021 and 2022) remain subject to examination by the Internal Revenue Service and states' department of revenue.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences.

Distributions to Shareholders

Distributions to shareholders from net investment income and realized gains (if any) for the SFT Government Money Market Fund are declared daily and reinvested at month-end in additional shares of capital stock.

Distributions to shareholders from net investment income and realized gains (if any) for the SFT International Bond Fund are generally declared and reinvested in additional shares of capital stock on an annual basis. The SFT International Bond Fund uses consent dividends in place of regular distributions. The Funds that are partnerships and disregarded entities (those funds other than SFT Government Money Market Fund and SFT International Bond Fund) are not required to and will not distribute taxable income.

The federal income tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was as follows:

	December 31, 2022		December 31, 2021
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
SFT International Bond Fund	$–	$–	$–	$–

At December 31, 2022, as a result of permanent book-to-tax difference, the following reclassification adjustments were made on the Statements of Assets and Liabilities primarily relate to net operating losses:

Fund	Paid-In Capital	Total Distributable Earnings (Loss)
SFT International Bond Fund	$1,226,385	$(1,226,385)

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Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Distributable Earnings

As of December 31, 2022, the components of distributable earnings on a federal income tax basis were:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post October Capital/ Late Year Ordinary Loss	Capital Loss Carryforward
SFT International Bond Fund	$–	$–	$(9,230,747)	$–	$(8,990,843)

For the year ending December 31, 2022, the SFT International Bond Fund had a foreign tax credit of $10,495 and foreign sourced income of $2,243,808.

Securities Purchased on a When-Issued or Forward Commitment Basis

Delivery and payment for securities which have been purchased or sold by a Fund on a when-issued or forward commitment basis, including To Be Announced ("TBA") securities, can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2022, the SFT Core Bond Fund had entered into outstanding, when-issued or forward commitments, including TBA securities, at a fair value of $88,441,421.

Cross-Trades

The Funds are permitted to purchase and sell securities (i.e., "cross-trade") from and to other Funds within the Trust as well as outside of the Trust, where both accounts are managed by the same adviser or sub-adviser pursuant to "Cross-Trading" procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by a respective Fund from and to another Fund that is or could be considered an affiliate of the Funds under certain limited circumstances by virtue of having a common investment adviser, common officer, or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. For the year ended December 31, 2022, the Funds engaged in the following cross-trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
SFT T. Rowe Price Value Fund	$–	$1,513,526	$615,870

(3)   Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2022 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
SFT Balanced Stabilization Fund	$110,556,003	$42,654,717	$52,751,922	$20,384,599
SFT Core Bond Fund	117,721,921	197,685,265	503,019,830	465,317,493
SFT Delaware IvySM Growth Fund	46,703,337	89,647,687	–	–
SFT Delaware IvySM Small Cap Growth Fund	98,668,777	110,351,487	–	–
SFT Equity Stabilization Fund	40,123,706	37,207,763	–	–
SFT Index 400 Mid-Cap Fund	29,640,272	28,553,062	997,035	1,000,000
SFT Index 500 Fund	24,299,647	21,373,491	–	–
SFT International Bond Fund	32,906,754	23,666,421	55,679,860	65,659,899
SFT Real Estate Securities Fund	105,281,980	117,848,870	–	–
SFT T. Rowe Price Value Fund	367,306,195	392,993,736	–	–
SFT Wellington Core Equity Fund	16,716,781	24,892,969	–	–

*  Includes U.S. government-sponsored enterprise securities.

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(4)  Expenses and Related Party Transactions

The Trust has entered into an investment advisory agreement with Securian AM, a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Securian AM manages the Funds' investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Fund pays Securian AM an annual fee, based on average daily net assets, in the following amounts:

Fund	Annual Fee on Net Assets
SFT Balanced Stabilization Fund	0.55% of assets to $750 million; and 0.50% of assets exceeding $750 million
SFT Core Bond Fund	0.40% of assets to $750 million; and 0.35% of assets exceeding $750 million
SFT Delaware IvySM Growth Fund	0.67% of assets to $300 million; and 0.625% of next $200 million of assets; and 0.60% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT Delaware IvySM Small Cap Growth Fund	0.85% of assets to $300 million; and 0.80% of next $200 million of assets; and 0.75% of next $500 million of assets; and 0.70% of assets exceeding $1 billion
SFT Equity Stabilization Fund	0.55% of assets to $750 million; and 0.50% of assets exceeding $750 million
SFT Government Money Market Fund	0.25% of assets to $750 million; and 0.20% of assets exceeding $750 million
SFT Index 400 Mid-Cap Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Index 500 Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT International Bond Fund	0.60% of assets to $300 million; and 0.575% of next $200 million of assets; and 0.55% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT Real Estate Securities Fund	0.70% of assets to $300 million; and 0.675% of next $200 million of assets; and 0.65% of next $500 million of assets; and 0.60% of assets exceeding $1 billion
SFT T. Rowe Price Value Fund	0.67% of assets to $300 million; and 0.65% of next $200 million of assets; and 0.625% of next $500 million of assets; and 0.60% of assets exceeding $1 billion
SFT Wellington Core Equity Fund	0.65% of assets to $300 million; and 0.625% of next $200 million of assets; and 0.60% of next $500 million of assets; and 0.55% of assets exceeding $1 billion

Securian AM has entered into a sub-advisory agreement with Brandywine Global Investment Management, LLC ("Brandywine"), a wholly owned subsidiary of Franklin Resources, Inc., as sub-adviser to the SFT International Bond Fund, under which Securian AM pays Brandywine an annual fee of 0.30% based on average daily net assets.

Securian AM has entered into a sub-advisory agreement with Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), as sub-adviser to the SFT Real Estate Securities Fund, under which Securian AM pays Cohen & Steers an annual fee ranging from 0.25% to 0.38% based on average daily net assets.

Securian AM has entered into a sub-advisory agreement with and Delaware Investments Fund Advisers ("DIFA"), a series of Macquarie Investment Management Business Trust, as sub-adviser to SFT Delaware IvySM Growth Fund and the SFT Delaware IvySM Call Cap Growth Fund, under which Securian AM pays DIFA an annual fee for SFT Delaware IvySM Growth Fund and the SFT Delaware IvySM Small Cap Growth Fund ranging from 0.33% to 0.55% and 0.40% to 0.82%, respectively, based on average daily net assets.

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(4)  Expenses and Related Party Transactions – (continued)

Securian AM has entered into a sub-advisory agreement with Metropolitan West Asset Management, LLC ("MetWest"), a wholly-owned subsidiary of TCW Group, Inc., as sub-adviser to SFT Core Bond Fund, under which Securian pays MetWest an annual fee ranging from 0.10% to 0.18% based on average daily net assets.

Securian AM has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe Price"), as sub-adviser to for the SFT T. Rowe Price Value Fund, under which Securian AM pays T. Rowe Price an annual fee ranging from 0.25% to 0.48% based on average daily net assets.

Securian AM has entered into a sub-advisory agreement with Wellington Management Company LLP ("Wellington Management"), as sub-adviser to for the SFT Wellington Core Equity Fund, under which Securian AM pays Wellington Management an annual fee ranging from 0.28% to 0.31% based on average daily net assets.

The Trust bears certain other operating expenses including independent trustees' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, a percentage of the compensation paid to the Trust's Chief Compliance Officer, and other miscellaneous expenses. Each Fund will pay all expenses directly related to its individual operations.

Operating expenses not attributable to a specific Fund are generally allocated based upon the proportionate daily net assets of each Fund.

Administrative Services Fee

The Trust has entered into an agreement with Securian Financial Group under which Securian Financial Group provides accounting, legal, security valuations and other administrative services. Each Fund reimburses Securian Financial Group quarterly for the actual costs incurred in performing such services, as determined in accordance with Securian Financial Group's customary cost accounting procedures consistently applied. Total quarterly administrative fees by Fund range from $4,500 to $19,000.

Accounting Services

The Trust has entered into an agreement with State Street Bank and Trust Company ("State Street") in which State Street provides daily fund accounting and investment administration services. In 2022, these fees ranged from 0.01% to 0.05% of net assets depending on the size and makeup of the respective Fund. The fees are based upon a calculation of multiple factors including base fees, size of assets, and certain other fees.

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares (each, a "Covered Fund"). Each Covered Fund pays distribution fees at the annual rate of 0.25% of the average daily net assets of the Covered Fund. These fees are paid out of the Covered Fund's assets, which reduces a Covered Fund's net assets as do other Covered Fund expenses. The fees are paid to Securian Financial Services, Inc. ("Securian Financial"), the Trust's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the distribution plan.

Net Investment Income Maintenance Agreement for the SFT Government Money Market Fund

Effective May 1, 2012, the Board approved a Restated Net Investment Income Maintenance Agreement among the Trust (on behalf of SFT Government Money Market Fund), Securian AM and Securian Financial. Under such Agreement, Securian AM agrees to waive, reimburse, or pay SFT Government Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed, or paid (the "Expense Waiver") on any day on which the Fund's net

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investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. If Securian AM and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The agreement runs through April 30, 2023.

As of December 31, 2022, the amounts waived and eligible for recovery are as follows:

	Agreement	Advisory Fees Waived for the year ended December 31,	12b-1 Fees Waived for the year ended December 31,	Excess Expense Waived for the year ended December 31,	Total eligible for recovery as of December 31,	Expiring December 31,
Fund	Date	2022*	2022*	2022*	2022	2023	2024	2025
SFT Government Money Market Fund	May 1, 2012	$159,432	$159,432	$29,576	$2,327,804	$776,001	$1,203,364	$348,440

*  This amount is reflected in fees waived in the accompanying Statements of Operations.

SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, and SFT Government Money Market Fund Expense Waivers

Securian AM and the Trust, on behalf of the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT Government Money Market Fund, have entered into seperate Expense Limitation Agreements which limit the operating expenses of these Funds, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreements for SFT Balanced Stabilization Fund and SFT Equity Stabilization Fund were terminated effective May 1, 2021. The SFT Government Money Market Fund Expense Limitation Agreement runs through April 30, 2023.

The SFT Government Money Market Expense Limitation Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days' notice prior to the end of a contract term. The Funds are authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to their respective Expense Limitation Agreement, provided that such reimbursement will not cause any Fund to exceed any limits in effect at the time of such reimbursement. A Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Funds' shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the Funds' prospectus.

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(4)  Expenses and Related Party Transactions – (continued)

As of December 31, 2022, the amounts waived and eligible for recovery are as follows:

	Agreement	Expense	Advisory Fees Waived for the year ended December 31,	Total eligible for recovery as of December 31,	Expiring December 31,
Fund	Date	Limit	2022*	2022	2023	2024	2025
SFT Balanced Stabilization Fund	Terminated May 1, 2021	N/A	$–	$494,720	$373,980	$120,740	$–
SFT Equity Stabilization Fund	Terminated May 1, 2021	N/A	$–	$361,396	$274,362	$87,034	$–
SFT Government Money Market Fund	November 1, 2017	0.70%	$–	$–	$–	$–	$–

*  This amount is reflected in fees waived in the accompanying Statements of Operations.

(5)  Illiquid Investments

Non-Money Market Funds—Pursuant to Rule 22e-4 under the 1940 Act, no Fund may acquire an "illiquid investment" if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. Rule 22e-4 generally defines an illiquid investment as any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. At December 31, 2022, the SFT Balanced Stabilization Fund held four illiquid securities with a market value of $4,797,444, which represents 0.8% of net assets.

Government Money Market Funds—Money market funds are governed by Rule 2a-7 under the 1940 Act. By definition, a government money market fund is a fund that invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully. Consequently, the SFT Government Money Market Fund currently limits investments in "illiquid securities" to 0.5% of net assets at the time of purchase. Rule 2a-7 defines an illiquid security as a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. At December 31, 2022, the Fund did not hold illiquid securities.

(6)  Fair Value Measurement

The Trust utilizes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs when determining fair value. The hierarchy also establishes a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs include information market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Trust's estimates about the assumptions market participants would use in valuing the financial asset or liability based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the advisor's own assumptions in determining the fair value of an investment or are based on independent non-binding broker quotes. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swaps, and written options.

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Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

The following is a summary of the levels used as of December 31, 2022, in valuing the Fund's assets and liabilities (please see the Investments in Securities for each Fund for a listing of all securities within each category):

	Fair Value Measurement at December 31, 2022 using
Fund	Level 1	Level 2	Level 3	Total
SFT Balanced Stabilization Fund
Assets
Government Obligations	$–	$31,010,664	$–	$31,010,664
Other Mortgage-Backed Securities	–	1,358,382	–	1,358,382
Corporate Obligations	–	214,352,072	–	214,352,072
Purchased Options	553,957	–	–	553,957
Investment Companies	373,291,113	–	–	373,291,113
Total Investments	373,845,070	246,721,118	–	620,566,188
Other Financial Instruments*
Futures Contracts	1,349,336	–	–	1,349,336
Liabilities
Other Financial Instruments*
Written Options	(91,489)	–	–	(91,489)
SFT Core Bond Fund
Assets
Government Obligations	–	235,235,100	–	235,235,100
Asset-Backed Securities	–	44,847,424	–	44,847,424
Other Mortgage-Backed Securities	–	54,697,341	–	54,697,341
Corporate Obligations	–	115,419,007	–	115,419,007
Bank Loans	–	9,123,419	–	9,123,419
Foreign Bonds	–	3,821,680	–	3,821,680
U.S. Government Obligations	–	53,164,838	–	53,164,838
Investment Companies	19,232,086	–	–	19,232,086
Total Investments	19,232,086	516,308,809	–	535,540,895
Other Financial Instruments*
Futures Contracts	139,107	–	–	139,107
Liabilities
Other Financial Instruments*
Futures Contracts	(35,303)	–	–	(35,303)
SFT Delaware IvySM Growth Fund
Assets
Common Stocks	474,638,478	–	–	474,638,478
Investment Companies	3,803,470	–	–	3,803,470
Total Investments	478,441,948	–	–	478,441,948
SFT Delaware IvySM Small Cap Growth Fund
Assets
Common Stocks	136,264,883	–	–	136,264,883
Investment Companies	5,052,123	–	–	5,052,123
Total Investments	141,317,006	–	–	141,317,006

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2022 using
Fund	Level 1	Level 2	Level 3	Total
SFT Equity Stabilization Fund
Assets
Investment Companies	$323,932,937	$–	$–	$323,932,937
Purchased Options	294,043	–	–	294,043
Total Investments	324,226,980	–	–	324,226,980
Other Financial Instruments*
Futures Contracts	191,405	–	–	191,405
Liabilities
Other Financial Instruments*
Written Options	(48,560)	–	–	(48,560)
SFT Government Money Market Fund
Assets
U.S. Government Obligations	–	203,711,088	–	203,711,088
Investment Companies	19,354,925	–	–	19,354,925
Total Investments	19,354,925	203,711,088	–	223,066,013
SFT Index 400 Mid-Cap Fund
Assets
Common Stocks	188,622,016	–	–	188,622,016
Long-Term Debt Securities	–	989,219	–	989,219
Investment Companies	8,019,722	–	–	8,019,722
Total Investments	196,641,738	989,219	–	197,630,957
Liabilities
Other Financial Instruments*
Futures Contracts	(229,885)	–	–	(229,885)
SFT Index 500 Fund
Assets
Common Stocks	970,864,008	–	–	970,864,008
Investment Companies	20,839,604	–	–	20,839,604
Total Investments	991,703,612	–	–	991,703,612
Liabilities
Other Financial Instruments*
Futures Contracts	(540,782)	–	–	(540,782)
SFT International Bond Fund
Assets
Long-Term Debt Securities	–	77,881,864	–	77,881,864
Investment Companies	944,622	–	–	944,622
Total Investments	944,622	77,881,864	–	78,826,486
Other Financial Instruments*
Forward Foreign Currency Contracts	–	99,187	–	99,187
Liabilities
Other Financial Instruments*
Forward Foreign Currency Contracts	–	(1,838,800)	–	(1,838,800)
Futures Contracts	(160,744)	–	–	(160,744)
SFT Real Estate Securities Fund
Assets
Common Stocks	113,287,567	–	–	113,287,567
Investment Companies	2,207,429	–	–	2,207,429
Total Investments	115,494,996	–	–	115,494,996

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2022 using
Fund	Level 1	Level 2	Level 3	Total
SFT T. Rowe Price Value Fund
Assets
Common Stocks	$182,995,735	$–	$–	$182,995,735
Investment Companies	2,947,738	–	–	2,947,738
Total Investments	185,943,473	–	–	185,943,473
SFT Wellington Core Equity Fund
Assets
Common Stocks	107,562,644	–	–	107,562,644
Investment Companies	1,856,525	–	–	1,856,525
Total Investments	109,419,169	–	–	109,419,169

*  Investments in Other Financial Instruments are derivative instruments reflected in the Investment in Securities. All derivatives currently held are reflected at the gross unrealized appreciation (depreciation) on the investments.

Level 2 Measurements:

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Long-term and short-term debt securities comprised of foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

Bank Loans – These securities are generally valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Bank Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency – These derivatives are traded in the over-the-counter derivative market and are principally valued using market price quotations or industry recognized modeling techniques. The significant inputs to the models are observable in the market or can be derived from or corroborated by observable market data. These significant inputs may include interest rates, foreign currency exchange rates, interest rate curves, contractual terms, market prices, and measures of volatility.

The Funds' policy is to recognize transfers between the levels as of the end of the period. There were no transfers of financial assets between Levels 1, 2 and 3 during the period.

(7)  Derivative Instruments Reporting

The Trust provides, when applicable, disclosures of the location, by line item, of fair value amounts in the Statement of Assets and Liabilities and the location, by line item, of amounts of gains and losses reported in the Statement of Operations. The derivative instruments outstanding as of period end are disclosed in the Investments in Securities. The following tables represent the average monthly volume of the Fund's derivative transactions during the year ended December 31, 2022:

	Average Notional Amount
SFT Balanced Stabilization Fund
Futures contracts	$86,871,755	(a)
Purchased options contracts	1,145,765
Written options contracts	(159,218	)(a)
SFT Core Bond Fund
Futures contracts	$123,895,092	(a)
SFT Equity Stabilization Fund
Futures contracts	$47,909,095
Purchased options contracts	782,368
Written options contracts	(98,883)
SFT Index 400 Mid-Cap Fund
Futures contracts	$10,677,079
SFT Index 500 Fund
Futures contracts	$23,195,450
SFT International Bond Fund
Futures contracts	$11,246,030
Forward foreign currency contracts	56,177,789

(a)  Positions were open for eleven months during the period.

Equity derivatives were purchased or sold to manage the SFT Index 400 Mid-Cap and SFT Index 500 Funds' shareholder liquidity and to attempt to replicate intended stock investments to maintain fully invested Funds. Equity index options are utilized by the SFT Balanced Stabilization Fund and the SFT Equity Stabilization Fund to manage the equity exposure while attempting to reduce the volatility and risk of the Funds.

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

Interest rate derivatives were purchased or sold in the SFT Core Bond Fund and SFT International Bond Fund to both manage the average duration of the fixed income portfolio and to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

Foreign exchange derivatives were used to attempt to hedge against the effects of exchange rate changes within the SFT International Bond Fund's current or intended investments in foreign securities, as well as to more efficiently obtain exposure to foreign currencies or to take advantage of cross currency markets in order to benefit from valuation differentials and shifts in pricing within the currency markets.

The tables below detail the risk exposure of each Fund from derivative instruments:

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT Balanced Stabilization Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2022
Assets:
Investments in securities, at market value (purchased options)	$553,957	$–	$–
Variation margin on futures contracts*	1,349,336	–	–
Total	$1,903,293	$–	$–
Liabilities:
Written options contracts	$(91,489)	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2022
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$5,062,663	$–	$–
Purchased options contracts	1,301,206	–	–
Written options contracts	424,854	–	–
Total	$6,788,723	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$1,349,336	$–	$–
Purchased options contracts	(239,605)	–	–
Written options contracts	187,588	–	–
Total	$1,297,319	$–	$–

Securian Funds Trust
Notes to Financial Statements – continued

(7)   Derivative Instruments Reporting – (continued)

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT Core Bond Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2022
Assets:
Variation margin on futures contracts*	$–	$139,107	$–
Liabilities:
Variation margin on futures contracts*	$–	$(35,303)	$–
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2022
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$–	$(2,784,352)	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$–	$44,662	$–
SFT Equity Stabilization Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2022
Assets:
Investments in securities, at market value (purchased options)	$294,043	$–	$–
Variation margin on futures contracts*	191,405	–	–
Total	$485,448	$–	$–
Liabilities:
Written options contracts	$(48,560)	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2022
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$(10,514,880)	$–	$–
Purchased options contracts	1,371,581	–	–
Written options contracts	568,144	–	–
Total	$(8,575,155)	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$266,391	$–	$–
Purchased options contracts	(128,584)	–	–
Written options contracts	99,660	–	–
Total	$237,467	$–	$–

Securian Funds Trust
Notes to Financial Statements – continued

(7)   Derivative Instruments Reporting – (continued)

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT Index 400 Mid-Cap Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2022
Liabilities:
Variation margin on futures contracts*	$(229,885)	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2022
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$(1,780,923)	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$(432,355)	$–	$–
SFT Index 500 Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2022
Liabilities:
Variation margin on futures contracts*	$(540,782)	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2022
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$(4,074,989)	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$(1,244,501)	$–	$–
SFT International Bond Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2022
Assets:
Unrealized appreciation on forward foreign currency contracts	$–	$–	$99,187
Liabilities:
Unrealized depreciation on forward foreign currency contracts	$–	$–	$(1,838,800)
Variation margin on futures contracts*	–	(160,744)	–
Total	$–	$(160,744)	$(1,838,800)
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2022
Net Realized Gain (Loss) on Derivatives:
Foreign currency contracts	$–	$–	$2,059,228
Futures contracts	–	(2,999,704)	–
Total	$–	$(2,999,704)	$2,059,228
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Foreign currency contracts	$–	$–	$(1,987,630)
Futures contracts	–	(44,386)	–
Total	$–	$(44,386)	$(1,987,630)

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to the Schedules of Investments in Securities. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

Securian Funds Trust
Notes to Financial Statements – continued

(7)   Derivative Instruments Reporting – (continued)

The Funds may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Funds manage credit risk related to derivatives by entering into transactions with highly rated counterparties. Generally, the current credit exposure of the derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting arrangements and any collateral received pursuant to credit support annexes. Because exchange traded derivatives are purchased through regulated exchanges and positions are settled regularly, the Funds have minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. For the year ended December 31, 2022, none of the Funds' derivatives were subject to master netting arrangements.

(8)  Affiliated Ownership

The SFT Balanced Stabilization Fund invests in underlying securities and other investment companies, of which certain underlying funds (affiliated underlying funds) may be deemed to be under common control with the SFT Balanced Stabilization Fund because they share the same investment advisor, Securian AM, and because they are overseen by the same Board. The SFT Balanced Stabilization Fund achieves its equity exposure by investing primarily in Class 1 Shares of the SFT Index 500 Fund, an affiliated fund in the Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500® Index. A summary of all transactions with the affiliated SFT Index 500 Fund as of December 31, 2022 are as follows:

			As of December 31, 2022
Fund/Underlying Fund	Beginning Value as of January 1, 2022	Change in Unrealized Appreciation/ Depreciation	Ending Value	Share Balance
SFT Balanced Stabilization Fund
SFT Index 500 Fund	$287,214,638	$(52,479,679)	$234,734,959	14,224,618

(9)  Other Risks

The Funds can invest in securities of foreign issuers, which may subject them to investment risks not normally associated with investing in U.S. securities. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations.

(10)  Subsequent Events

Management has evaluated subsequent events for the Trust through the date of the filing, and has concluded there were no material events that would require disclosure.

Securian Funds Trust
Other Information
(unaudited)

Fund Expenses Paid by Shareholders

Shareholders of the Trust incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Trust does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Funds) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022. Expenses paid during the period in the tables below are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 365 to reflect the entire year.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Actual Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Balanced Stabilization Fund	$1,000	NA	NA	NA	$997.90	0.86%	$4.33
SFT Core Bond Fund	1,000	$955.90	0.51%	$2.51	954.50	0.76%	3.74
SFT Delaware IvySM Growth Fund	1,000	NA	NA	NA	998.20	0.97%	4.89
SFT Delaware IvySM Small Cap Growth Fund	1,000	NA	NA	NA	1,001.90	1.29%	6.51
SFT Equity Stabilization Fund	1,000	NA	NA	NA	1,003.70	0.89%	4.49
SFT Government Money Market Fund	1,000	NA	NA	NA	1,010.90	0.64%	3.24
SFT Index 400 Mid-Cap Fund	1,000	1,078.50	0.30%	1.57	1,077.10	0.55%	2.88
SFT Index 500 Fund	1,000	1,022.00	0.20%	1.02	1,020.80	0.45%	2.29
SFT International Bond Fund	1,000	973.40	1.04%	5.17	972.10	1.29%	6.41
SFT Real Estate Securities Fund	1,000	926.00	0.92%	4.47	924.80	1.17%	5.68
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,036.80	1.09%	5.60
SFT Wellington Core Equity Fund	1,000	1,022.40	0.88%	4.49	1,021.10	1.13%	5.76

Securian Funds Trust
Other Information – continued
(unaudited)

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Funds' and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Hypothetical Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Balanced Stabilization Fund	$1,000	NA	NA	NA	$1,020.87	0.86%	$4.38
SFT Core Bond Fund	1,000	$1,022.63	0.51%	$2.60	1,021.37	0.76%	3.87
SFT Delaware IvySM Growth Fund	1,000	NA	NA	NA	1,020.32	0.97%	4.94
SFT Delaware IvySM Small Cap Growth Fund	1,000	NA	NA	NA	1,018.70	1.29%	6.56
SFT Equity Stabilization Fund	1,000	NA	NA	NA	1,020.72	0.89%	4.53
SFT Government Money Market Fund	1,000	NA	NA	NA	1,021.98	0.64%	3.26
SFT Index 400 Mid-Cap Fund	1,000	1,023.69	0.30%	1.53	1,022.43	0.55%	2.80
SFT Index 500 Fund	1,000	1,024.20	0.20%	1.02	1,022.94	0.45%	2.29
SFT International Bond Fund	1,000	1,019.96	1.04%	5.30	1,018.70	1.29%	6.56
SFT Real Estate Securities Fund	1,000	1,020.56	0.92%	4.69	1,019.31	1.17%	5.96
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,019.71	1.09%	5.55
SFT Wellington Core Equity Fund	1,000	1,020.77	0.88%	4.48	1,019.51	1.13%	5.75

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Securian AM uses to vote proxies related to each Fund's portfolio securities is set forth in the Trust's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's ("SEC") website at www.sec.gov. The Trust will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Proxy Voting Record

The Trust's proxy voting record for the 12 month period ended June 30 is available by calling, toll-free, 866-330-7355 or on the SEC's website at www.sec.gov no later than August 31 each year. The Trust will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Trust's Form N-PORT are available on the SEC's website at www.sec.gov.

Securian Funds Trust
Statement Regarding Liquidity Risk Management Program
(unaudited)

The following statement discusses the operation and effectiveness of the Funds' liquidity risk management program for the period from January 1, 2022 through December 31, 2022 and describes the Board's review of the Funds' liquidity risk management program that took place during the six-month period ended June 30, 2022.

The Funds have adopted a Liquidity Risk Management Program (the "LRM Program"). The Funds' Board has appointed the Securian AM Liquidity Risk Oversight Committee (the "Committee") as the administrator of the LRM Program. In its capacity as program administrator, the Committee oversees and monitors the LRM Program for the Funds. In addition, the Committee assesses and manages the Funds' liquidity risk, which is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The Committee assesses and manages liquidity risk by classifying and reviewing periodically the classification of Fund investments for liquidity risk management purposes; reporting periodically to the Board on Fund liquidity risk and the status of the LRM Program; and determining the policies, procedures and controls necessary to create and maintain the LRM Program, among other means. The Committee's process of determining the degree of liquidity of the Funds' investments is supported by one or more third-party liquidity assessment vendors.

The Funds' Board reviewed a report prepared by the Committee to address the operation of the LRM Program, assess its adequacy and effectiveness of implementation, including (if applicable), the operation of the highly liquid investment minimum and any material changes to the LRM Program for the period from January 1, 2022 through December 31, 2022 (the "Covered Period"). To prepare this report, the Committee discussed the operation and effectiveness of the Funds' third-party liquidity assessment services in light of the liquidity risks posed by each Fund. Additionally, the Committee reviewed portfolio managers' responses to the LRM Program's Annual Liquidity Risk Assessment Review Checklist for each Fund. As a result of its review, the Committee reported the following to the Board:

—  The Funds' LRM Program operated effectively during the Covered Period, was adequately designed and was effectively implemented.

—  Because each Fund primarily holds assets that are highly liquid investments, the Funds do not have highly liquid investments minimums. It is expected each Fund will continue to primarily hold assets that are highly liquid investments for the foreseeable future.

—  There were no material changes to the LRM Program during the Covered Period.

—  There were no breaches of any Fund's restriction on holding greater than 15% illiquid assets.

Securian Funds Trust
Trustees and Executive Officers
(unaudited)

Under Delaware law, the Board of Trustees of the Trust has overall responsibility for managing the Trust in good faith and in a manner reasonably believed to be in the best interests of the Trust. The Trustees meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the performance of the Trust and its Funds. One of the six current Trustees is considered an "interested person" (as defined in the Investment Company Act of 1940) of the Trust. The other five Trustees, because they are not interested persons of the Trust, are considered independent ("Independent Trustees") and are not employees or officers of, and have no financial interest in, the Trust's investment adviser, Securian Asset Management, Inc. ("Securian AM") or its affiliated companies, including Minnesota Life Insurance Company.

Only executive officers and other officers who perform policy-making functions with the Trust are listed. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

The Funds' Statement of Additional Information contains additional information about the Funds' Trustees and is available without charge upon request, by calling, toll free, 800-995-3850.

Name, Address(1) and Age	Position(s) Held Within the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Last 5 Years	Other Directorships Held During Past 5 Years by Trustee
Independent Trustees
Julie K. Gethell Year of birth: 1954	Trustee	Since 2011

Retired; Senior Financial Consultant Cargill, 2009-2012; Chief Financial Officer, La Grosse Global Fund Services, 2007-2009; Senior Managing Director, Black River Asset Management, 2005-2007; Consultant, Black River Asset Management, 2004-2005; Chief Financial Officer, Prestige Resorts & Destinations, 2001-2003; Chief Operating Officer, Insight Investment Management, Inc., 1991-1996; Chartered Financial Analyst; CPA—inactive

None
Brian E. Gustafson Year of birth: 1967	Trustee	Since 2022	Managing Director, Investments, Tonkawa, from 2001 to present; Chartered Financial Analyst	None

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Age	Position(s) Held Within the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Last 5 Years	Other Directorships Held During Past 5 Years by Trustee
Independent Trustees — continued
Linda L. Henderson Year of birth: 1949	Trustee	Since 2007

Retired: Professional Adviser, Carlson School of Management, working with faculty and MBA students managing Carlson Growth Fund. Semi-retirement, 2004-2007. RBC Wealth Management (formerly Dain Bosworth and Dain Rauscher) 1985-2004. Senior Vice President and Director of Fixed Income Research and Strategies, 2000-2004. Director of Retail Fixed Income. 1996-2000. Director of Financial Services, 1994-1996. Manager of the Investment Management Group, 1992-1994. Consultant, Investment Management Group, 1991-1992. Investment Executive, 1985-1991. Assistant Professor of Business Administration/Finance, University of Wisconsin-River Falls, 1980-1985. Chartered Financial Analyst

None
Wan-Chong Kung Year of birth: 1960	Trustee	Since 2022	Retired; Portfolio Manager, Nuveen Asset Management, LLC, from 2011-2019	Federal Home Loan Bank of Des Moines, 2022-present; Trust for Advised Portfolios, 2020-present
William C. Melton Year of birth: 1947	Trustee	Since 2002

Retired; member, State of Minnesota Council of Economic Advisors from 1988 to 1994, and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

None

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Age	Position(s) Held Within the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Last 5 Years	Other Directorships Held During Past 5 Years by Trustee
Interested Trustee
David M. Kuplic Year of birth: 1957	Trustee, President and Principal Executive Officer	Trustee since 2016, President and Principal Excutive Officer since since 2011

Retired; Senior Vice President, Minnesota Life Insurance Company from June 2007 to June 2021; President and CEO, Securian AM from November 2017 to June 2021; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to November 2017; Senior Vice President, Securian Financial Group, Inc. from June 2007 to June 2021; Senior Vice President, Securian Life Insurance Company from June 2007 to June 2021; President and Director, Marketview Properties, LLC (entity holding real estate assets) from January 2010 to June 2021; President and Director, Marketview Properties II, LLC (entity holding real estate assets) from March 2010 to June 2021; President and Director, Marketview Properties III, LLC (entity holding real estate assets) from January 2012 to June 2021; President and Director, Marketview Properties IV, LLC (entity holding real estate assets) from January 2012 to June 2021

None

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Age	Position(s) Held Within the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Last 5 Years
Other Executive Officers(3)
Kevin L. Ligtenberg Year of birth: 1973	Vice President and Treasurer	Since 2021

Vice President, Director of Investment Operations, Securian AM since August 2021; Director of Investment Operations, Securian AM from May 2021 to July 2021; Manager of Investment Operations, Securian AM from March 2013 to May 2021

Christopher B. Owens Year of birth: 1977	Vice President	Since 2020

Second Vice President—Retail Life and Annuity Sales, Securian Financial Group, Inc. since June 2018; National Sales Vice President—Retail Life and Annuity Sales, Securian Financial Group, Inc., October 2011 to June 2018

Paul Jason Thibodeaux Year of birth: 1979	Secretary	Since 2021

Vice President, Assistant General Counsel, Securian AM since June, 2022; Senior Investment Counsel, Securian AM from January, 2018 to May 2022; Attorney, Gray Plant Mooty (now known as Lathrop GPM, LLP) from 2014 to 2018

(1)  Unless otherwise noted, the address of each Trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  The years reflect when a person became a director or officer of Advantus Series Fund, the predecessor to the Trust.

(3)  Although not a corporate officer of the Trust, Michael T. Steinert, born in 1975, has served as the Trust's Chief Compliance Officer since August 2017. Mr. Steinert is also Senior Vice President, Chief Operating Officer, Treasurer and Chief Compliance Officer of Securian AM.

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This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Securian Funds Trust ("Trust") if preceded or accompanied by (a) the current prospectus for the Trust and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

F38897 Rev 2-2023

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2022 Securian Funds Trust All rights reserved.

F38897 Rev 2-2023

Call 1-800-995-3850 to receive your financial documents electronically. It's fast and convenient.

ITEM 2. CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1). During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Trust has determined that Julie K. Getchell, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Getchell as the Audit Committee's financial expert. Ms. Getchell is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2022	2021
$362,000	$333,668

(b)       Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2022	2021
$-	$-

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant's investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)       Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2022	2021
$5,600	$8,525

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)       All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4 were as follows:

2022	2021
$9,570	$3,941

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)   Registrant's audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

SECURIAN FUNDS TRUST

AUDIT COMMITTEE POLICY

Regarding Pre-Approval of Services Provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Securian Funds Trust (the “Trust”) has responsibility for ensuring that all services performed by the independent audit firm (the “Auditor”) for the Trust do not impair the Auditor’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

●	Understand the nature of the professional services expected to be provided and their impact on the Auditor’s independence and audit quality

●	Examine and evaluate the safeguards put into place by the Trust and the Auditor to safeguard independence

●	Meet semi-annually with the engagement partner of the Auditor

●	Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Trust

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Auditor directly for the Trust. At least annually the Committee will receive a report from the Auditor of all audit and non-audit services, which were approved during the year.

The engagement of the Auditor for any non-audit service requires the written pre-approval of the Trust’s Treasurer, and all non-audit services performed by the Auditor will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

●	Annual Trust financial statement audits
●	SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

●	Accounting consultations
●	Trust merger support services
●	Other accounting related matters
●	Agreed Upon Procedure Reports
●	Attestation Reports
●	Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis. The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

●	Tax compliance services related to the filing or amendment of the following:
o	Federal, state and local income tax compliance; and,
o	Sales and use tax compliance
●	Timely RIC qualification reviews
●	Tax distribution analysis and planning
●	Tax authority examination services
●	Tax appeals support services
●	Accounting methods studies
●	Trust merger support services
●	Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis. The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the Auditor without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the Auditor is prohibited from performing services in the following categories of non-audit services:

●	Management functions
●	Accounting and bookkeeping services
●	Internal audit services
●	Financial information systems design and implementation
●	Valuation services supporting the financial statements
●	Actuarial services supporting the financial statements
●	Executive recruitment
●	Expert services (e.g., litigation support)

●	Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Securian Asset Management, Inc. (“Securian AM”) and any other entity under common control with Securian AM that provides ongoing services to the Trust. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Trust.

Although the Committee is not required to pre-approve all services provided to Securian AM and affiliated service providers, the Committee will annually receive a report from the Auditor on the aggregate fees for all services provided to Securian AM and its affiliates.

Securian Funds Trust

Pre-approval of services

Is the service performed directly for the Trust?
no
yes
Is service related to affiliate under common control – providing on-going service to the Trust?
no
No Audit Committee Pre-approval required
yes
Does service relate directly to the operations and financial reporting of the Trust?
no
yes
Pre-approval of service on a case-by-case basis.
Is service Audit, Audit-Related, Tax Services or Other Non-Audit Services?
yes
Is service Audit Services?
yes
Pre-approval annually by Audit Committee
Is service Audit-related or Tax Services?
yes
Is service fee estimate ≥$20,000 (on an individual project basis)? (1)
yes
Pre-approval of service by Committee on a case-by-case basis no
Pre-approval of service by Committee Chair on a case-by-case basis
Is service other Non-Audit Services?
yes
Is Service allowable under applicable SEC rules (not prohibited)?
no
Service not allowed
yes
Pre-approval of service by Committee on a case-by-case basis

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost ≥$20,000.

For projects with fee estimates <$20,000, Audit Committee Chair pre-approval required.

For projects ≥$20,000, Audit Committee pre-approval required.

(e)(2)   None of the services provided to the registrant described in paragraphs (b) – (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       No disclosures are required by this Item 4(f).

(g)       The aggregate non-audit fees billed for each of the last two fiscal years by the registrant's accountant for services rendered to the registrant and to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2022	2021
$-	$-

(h)       The registrant's audit committee has considered that the provision of the non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. Schedule I – Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a governance committee of its board of trustees, the members of which are all trustees who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent trustees”). The governance committee, which operates in accordance with a separate governance committee charter approved by the board of trustees, selects and recommends to the board of trustees individuals for nomination as independent trustees. The names of potential independent trustee candidates are drawn from a number of sources, including recommendations from management of Securian Asset Management, Inc., the registrant’s investment adviser. Each candidate is evaluated by the governance committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent trustee, as well as his or her compatibility with respect to business philosophy and style. The members of the governance committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the governance committee determines which of the viable candidates should be presented to the board of trustees for selection to become a member of the board of trustees.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the governance committee does not at present consider nominees recommended by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)       There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

ITEM 13. EXHIBITS.

(a)   File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1)       Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(b)   If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Securian Funds Trust

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President

Date: February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President (Principal Executive Officer)

By (Signature and Title)	/s/ Kevin L. Ligtenberg
Kevin L.Ligtenberg, Treasurer (Principal Financial Officer)

Date: February 27, 2023